As filed with the Securities and Exchange Commission on April 13, 2009

File Nos. 2-74452
811-3290

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	|_|
Post-Effective Amendment No. 50	|X|
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 51	|X|
(Check appropriate box or boxes)

BlackRock Variable Series Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices) (Zip Code)

1-800-441-7762
Registrant’s Telephone Number, including Area Code

Donald C. Burke
BlackRock Variable Series Funds, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Joel H. Goldberg, Esq.	Howard B. Surloff, Esq.
Willkie Farr & Gallagher LLP	BlackRock Advisors, LLC
787 Seventh Avenue	100 Bellevue Parkway
New York, New York 10019-6099	Wilmington, Delaware 19809

It is proposed that this filing will become effective (check appropriate box):

|_|	immediately upon filing pursuant to paragraph (b) of Rule 485

|X|	on May 1, 2009 pursuant to paragraph (b) of Rule 485

|_|	60 days after filing pursuant to paragraph (a)(1) of Rule 485

|_|	on (date) pursuant to paragraph (a)(1) of Rule 485

|_|	75 days after filing pursuant to paragraph (a)(2) of Rule 485

|_|	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_|	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

        BlackRock Variable Series Funds, Inc. (the “Company”) is an open-end management investment company that has a wide range of investment objectives among its sixteen separate funds (hereinafter referred to as the “Funds” or individually as a “Fund”). Three separate classes of common stock (“Common Stock”), Class I Common Stock is offered for each Fund. Class II Common Stock and Class III Common Stock are offered only for certain Funds. This document consists of sixteen prospectuses for the Funds (one prospectus for each Fund), and Other Important Information sections for the Class I Common Stock, Class II Common Stock and Class III Common Stock of the applicable Funds, each of which constitutes a part of the prospectus for either the Class I Common Stock, Class II Common Stock or Class III Common Stock of a Fund, as appropriate. A table of contents may be found in each prospectus.

        The investment adviser of each Fund is BlackRock Advisors, LLC. (the “Manager”) a subsidiary of BlackRock, Inc., a publicly held corporation. The distributor of each Fund is BlackRock Investments, LLC.

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Variable Series Funds, Inc.

PROSPECTUS | MAY 1, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BlackRock Balanced Capital V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Balanced Capital V.I. Fund	3
	Risk/Return Information	6
	Expenses and Fees	7
	Financial Highlights	8

Details About the Fund	How the Fund Invests	9
	Investment Risks	12

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Balanced Capital V.I. Fund

This prospectus provides information about the BlackRock Balanced Capital V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities. The investment objective of the Fund is a fundamental policy that may be changed only by shareholder vote.

What is the Fund’s main investment strategy?

The Fund invests in equity and debt securities (including short-term securities and mortgage-backed securities). Fund management shifts the allocation among these securities types. The proportion the Fund invests in each category at any given time depends on Fund management’s view of how attractive that category appears relative to the others. Under normal circumstances, the Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income senior securities such as debt securities. Fund management expects that, as a general rule, a majority of the Fund’s equity investments will be equity securities of mid to large cap companies. Fund management chooses securities using a fundamental, value-oriented investment style. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. securities. The Fund may invest in debt securities of any maturity or duration. The fixed-income securities the Fund will invest in will primarily be rated investment grade.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

  Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

  Investing Style Risk — The Fund, with respect to its equity investments, follows an investing style that favors both growth companies and value companies. Historically, growth investments have performed best during the later stages of economic expansion and value investments have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may over time go in and out of favor. At times when these investing styles are out of favor, the Fund may underperform other equity funds that use different investing styles.

  Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

3

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Equity Securities Risk — Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

  Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.

  Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Sovereign Debt Risk — Sovereign debt investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

  Junk Bond Risks — Junk Bonds risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

4

  Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are looking for capital appreciation for long-term goals, but also seek some current income

  Want a professionally managed and diversified portfolio

  Are willing to accept the risk that the value of their investment may decline in order to seek the highest total investment return

  Are investing in the Fund and do not consider investment in the Fund to be a complete investment program

5

Risk/Return Information

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class I Shares for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns of the Fund’s shares for the periods shown with those of the Standard & Poor’s (“S&P”) 500® Index, the Barclays Capital U.S. Aggregate Bond Index and the Russell 1000® Index, each a broad measure of market performance. Effective January 28, 2009, the Fund changed the benchmark against which it measures its equity performance from the S&P 500 Index to the Russell 1000® Index. The Russell 1000® Index more accurately reflects the universe of equity securities in which the Fund invests. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Balanced Capital Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 12.08% (quarter ended June 30, 2003) and the lowest return for a quarter was –15.28% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Balanced Capital Fund; Class I Shares	–28.62%	–0.42%	0.17%

S&P 500 Index (Reflects no deduction for fees, expenses or taxes,
or payment of sales charges)	–37.00%	–2.19%	–1.38%

Barclays Capital U.S. Aggregate Bond Index[1] (Reflects no deduction
for fees, expenses or taxes, or payment of sales charges)	5.24%	4.65%	5.63%

Russell 1000® Index[2] (Reflects no deduction for fees, expenses or taxes,
or payment of sales charges)	–37.60%	–2.04%	–1.09%

[1]	Barclays Capital U.S. Aggregate Bond Index was formerly the Lehman Brothers U.S. Aggregate Bond Index.

[2]	Effective January 28, 2009, the Fund now uses this index as its benchmark rather than the S&P 500 Index because it better reflects the Fund’s equity investment strategies.

6

Expenses and Fees

The Fund offers one class of shares to the Participating Insurance Companies to support your Contract.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares

Management Fee	0.55%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.35%

Interest Expense[2]	0.02%

Total Annual Fund Operating Expenses[3]	0.92%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	Interest Expense is required to be reported as part of operating expenses of the Fund for accounting purposes. The Fund incurs Interest Expense when making certain investments, such as reverse repurchase agreements and/or dollar roll transactions to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Fund’s use of those investments. The associated income or gain realized from such investments is not reflected in Expenses and Fees above.

[3]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$ 94	$ 293	$ 509	$ 1,131

7

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$14.16	$13.76	$12.21	$11.95	$11.22

Net investment income[1]	0.29	0.31	0.26	0.21	0.19

Net realized and unrealized gain (loss)	(4.35)	0.42	1.59	0.28	0.78

Net increase (decrease) from investment operations	(4.06)	0.73	1.85	0.49	0.97

Less dividends from net investment income	(0.31)	(0.33)	(0.30)	(0.23)	(0.24)

Net asset value, end of year	$9.79	$14.16	$13.76	$12.21	$11.95

Total Investment Return:[2]

Based on net asset value	(28.62)%	5.31%	15.14%	4.13%	8.67%

Ratios to Average Net Assets:

Total expenses excluding interest expense	0.90%	0.75%	0.78%	0.78%	0.72%

Total expenses	0.92%	0.75%	0.78%	0.78%	0.72%

Net investment income	2.37%	2.14%	2.03%	1.78%	1.69%

Supplemental Data:

Net assets, end of year (000)	$32,191	$56,550	$66,680	$72,512	$82,904

Portfolio turnover	344%[3]	385%	112%	84%	87%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover rate would have been 260%.

8

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities. The investment objective of the Fund is a fundamental policy that may be changed only by shareholder vote.

Investment Process

Fund management will select the percentages of the total portfolio invested in equity securities and fixed-income securities based on its perception of the relative valuation of each asset class compared with that asset class’ historical valuation levels. When Fund management believes equity securities generally are reasonably valued or undervalued, Fund management will focus on equity investments. When Fund management believes equity securities generally are valued at high levels, however, Fund management may increase the percentage of the Fund’s portfolio invested in fixed-income securities. Fund management may increase the Fund’s investments in fixed-income securities whenever it believes that it is appropriate to do so in order to seek to reduce the level of risk in the Fund’s portfolio or because it believes that investments in fixed-income securities could potentially provide higher total returns than equity investments.

Fund management chooses equity securities using a fundamental, value-oriented investment style. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. A company’s stock is undervalued when the stock’s current price is less than what the Fund believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover. The Fund will seek to invest in the stock of mid- to large-cap large, “quality” companies with strong financial resources, reasonable rates of return on capital and experienced management whenever Fund management believes such stocks are undervalued.

The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

Primary Investment Strategies

The Fund tries to choose some investments that will increase in value and others that pay dividends or interest. The Fund invests in equity and debt securities (including short-term securities and mortgage-backed securities). Fund management shifts the allocation among these securities types. The proportion the Fund invests in each category at any given time depends on Fund management’s view of how attractive that category appears relative to the others. Under normal circumstances, the Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities such as debt securities. Fund management expects that, as a general rule, a majority of the Fund’s equity investments will be equity securities of mid to large cap companies. Fund management chooses securities using a fundamental, value-oriented investment style. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. securities. This is a non-fundamental policy of the Fund and may not be changed without 60 days prior notice to shareholders. Fund management expects that usually a significant portion of the Fund’s assets will be stocks of mid to large cap companies.

The equity securities in which the Fund invests will primarily be common stocks of mid to large cap companies; however, the Fund may invest in companies of any market capitalization. For purposes of this investment strategy, Fund management currently defines mid cap companies to be companies whose market capitalization at the time of purchase is between $5 billion and $10 billion and large cap companies to be companies whose market capitalization at the time of purchase is $10 billion or more. These definitions may change as market conditions change.

The fixed-income securities in which the Fund may invest consist of:

  U.S. Government debt securities

  Corporate debt securities issued by U.S. and foreign companies

9

  Asset-backed securities

  Mortgage-backed securities

  Preferred securities issued by U.S. and foreign companies

  Corporate debt securities and preferred securities convertible into common stock

  Foreign sovereign debt instruments

  Money market securities

The Fund may invest in fixed-income securities of any duration or maturity. The Fund will invest primarily in fixed-income securities that are rated investment grade.

The Fund may invest in various types of mortgage-backed and asset-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other debt securities. The Fund may also enter into dollar rolls.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. (The Fund’s investments in American Depositary Receipts are not subject to this limitation.) The Fund may invest in issuers from any country. Fund management, however, anticipates that a substantial portion of the Fund’s foreign equity and debt investments will be in issuers in Canada, the developed markets of Europe, Australia, New Zealand, and certain Caribbean countries, although the Fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets.

The Fund may use derivatives, including but not limited to interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the S&P 500 Index or Barclays Capital Aggregate Bond Index.

The Fund may invest up to 10% of its assets in fixed-income securities that are rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) (commonly known as “junk bonds”), or in unrated securities that Fund management believes are of equivalent quality.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Foreign Currencies — The Fund may invest in securities denominated in currencies other than the U.S. dollar. The Fund’s return on investments denominated in foreign currencies will be affected by changes in currency exchange rates. The Fund may engage in currency transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Fund management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

  Short Sales — The Fund may engage in short sales with respect to the fixed-income portion of its portfolio. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Fund may also make short sales “against-the-box” without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

  Credit-Linked Instruments — The Fund may invest in credit linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

  Small Cap and Emerging Growth Securities — The Fund may invest in equity securities of issuers with limited product lines or markets.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

10

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Repurchase Agreements — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price.

  Short-Term Debt Securities and Temporary Defensive Strategies — The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. As a temporary measure for defensive purposes, the Fund may invest in these securities without limitation. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long term investments to reduce exposure to equity securities when Fund management believes it is advisable to do so, or to meet redemptions. Investments in these short term debt securities typically can be sold easily and have limited risk of loss but may limit the Fund’s ability to achieve its investment objective.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts, including unsponsored depositary receipts, or other securities that are convertible into securities of foreign issuers.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The Fund may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). The Fund may also purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager. Philip J. Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. The investment professionals responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio are Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

11

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody’s (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds or fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Investing Style Risk — The Fund, with respect to its equity investments, follows an investing style that favors both growth companies and value companies. Historically, growth investments have performed best during the later stages of economic expansion and value investments have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may over time go in and out of favor. At times when these investing styles are out of favor, the Fund may underperform other equity funds that use different investing styles.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

12

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Mortgage-Backed Securities Risk — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of the fixed-income portion of the Fund’s portfolio to increase. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities.

13

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities are also subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Asset-Backed Securities Risk — Asset-backed securities are fixed-income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the fixed-income portion of the Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than that of shorter-term securities. These securities are also subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If

14

a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Junk Bond Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have a pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Small Cap and Emerging Growth Securities Risks — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

15

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Indexed and Inverse Securities Risks — The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities and the net asset value of the Fund’s shares may be more volatile than if the Fund did not invest in such securities. Certain of these inverse floating rate investments may be presented, for financial reporting purposes, as secured borrowings by the Fund.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

16

Swap Agreements Risk — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.

Depositary Receipts Risk — The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

17

BlackRock Basic Value V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Basic Value V.I. Fund	3
	Risk/Return Information	4
	Expenses and Fees	5
	Financial Highlights	6

Details About the Fund	How the Fund Invests	9
	Investment Risks	11

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Basic Value V.I. Fund

This prospectus provides information about the BlackRock Basic Value V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek capital appreciation and, secondarily, income.

What is the Fund’s main investment strategy?

The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies. The Fund focuses on companies with market capitalizations of over $5 billion.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Value Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Equity Securities Risk — Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of equity securities

  Are willing to accept the risk of declines in investment value in order to seek capital appreciation

  Are not looking for a significant amount of current income

3

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Class I Shares (in the chart) and for Class I, Class II and Class III Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart and table do not reflect separate account fees and expenses, which, if reflected would lower the returns shown below. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the S&P 500 Index and the S&P 500 Citigroup Value Index, each a broad measure of market performance. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Basic Value Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 18.63% (quarter ended June 30, 2003) and the lowest return for a quarter was –21.29% (quarter ended September 30, 2002).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Basic Value Fund; Class I Shares	–36.77%	–2.15%	3.41%

Basic Value Fund; Class II Shares	–36.83%	–2.29%	3.25%

Basic Value Fund; Class III Shares[1]	–36.91%	–2.40%	3.15%

S&P 500 Index (Reflects no deduction for fees, expenses or taxes,
or payment of sales charges)	–37.00%	–2.19%	–1.38%

S&P 500 Citigroup Value Index (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–39.22%	–1.31%	–0.25%

[1]	The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

4

Expenses and Fees

The Fund offers three classes of shares to the Participating Insurance Companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I, Class II and Class III Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares	Class II Shares	Class III Shares

Management Fee	0.60%	0.60%	0.60%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses[1]	0.08%	0.08%	0.08%

Total Annual Fund Operating Expenses[2]	0.68%	0.83%	0.93%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.25% (for Class I Shares), 1.40% (for Class II Shares) and 1.50% (for Class III Shares) of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$ 69	$ 218	$ 379	$847

Class II	$ 85	$ 265	$ 460	$1,025

Class III	$ 95	$ 296	$ 515	$1,143

5

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$13.86	$15.91	$14.77	$15.70	$14.31

Net investment income[1]	0.24	0.23	0.24	0.19	0.16

Net realized and unrealized gain (loss)	(5.34)	0.07	2.97	0.27	1.42

Net increase (decrease) from investment operations	(5.10)	0.30	3.21	0.46	1.58

Dividends and distributions from:
Net investment income	(0.28)	(0.25)	(0.27)	(0.22)	(0.17)
Net realized gain	(0.13)	(2.10)	(1.80)	(1.17)	(0.02)

Total dividends and distributions	(0.41)	(2.35)	(2.07)	(1.39)	(0.19)

Net asset value, end of year	$8.35	$13.86	$15.91	$14.77	$15.70

Total Investment Return:[2]

Based on net asset value	(36.77)%	1.82%	21.86%	2.94%	11.07%

Ratios to Average Net Assets:

Total expenses	0.68%	0.67%	0.67%	0.67%	0.66%

Net investment income	2.08%	1.37%	1.53%	1.23%	1.09%

Supplemental Data:

Net assets, end of year (000)	$391,301	$810,621	$969,759	$1,024,308	$1,306,051

Portfolio turnover	49%	37%	25%	37%	47%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

6

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$13.81	$15.86	$14.73	$15.66	$14.27

Net investment income[1]	0.22	0.20	0.22	0.16	0.14

Net realized and unrealized gain (loss)	(5.32)	0.07	2.96	0.27	1.42

Net increase (decrease) from investment operations	(5.10)	0.27	3.18	0.43	1.56

Dividends and distributions from:
Net investment income	(0.25)	(0.22)	(0.25)	(0.19)	(0.15)
Net realized gain	(0.13)	(2.10)	(1.80)	(1.17)	(0.02)

Total dividends and distributions	(0.38)	(2.32)	(2.05)	(1.36)	(0.17)

Net asset value, end of year	$8.33	$13.81	$15.86	$14.73	$15.66

Total Investment Return:[2]

Based on net asset value	(36.83)%	1.64%	21.67%	2.78%	10.94%

Ratios to Average Net Assets:

Total Expenses	0.83%	0.82%	0.82%	0.82%	0.81%

Net investment income	1.92%	1.22%	1.38%	1.08%	0.94%

Supplemental Data:

Net assets, end of year (000)	$9,192	$20,427	$28,254	$30,552	$36,886

Portfolio turnover	49%	37%	25%	37%	47%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

7

Financial Highlights (concluded)

	Class III
	Year Ended December 31,				Period May 25, 2004[1] to December 31, 2004
	2008	2007	2006	2005

Per Share Operating Performance:

Net asset value, beginning of period	$13.80	$15.86	$14.74	$15.69	$14.29

Net investment income[2]	0.21	0.18	0.20	0.15	0.08

Net realized and unrealized gain (loss)	(5.30)	0.08	2.97	0.26	1.50

Net increase (decrease) from investment operations	(5.09)	0.26	3.17	0.41	1.58

Dividends and distributions from:
Net investment income	(0.26)	(0.22)	(0.25)	(0.19)	(0.16)
Net realized gain	(0.13)	(2.10)	(1.80)	(1.17)	(0.02)

Total dividends and distributions	(0.39)	(2.32)	(2.05)	(1.36)	(0.18)

Net asset value, end of period	$8.32	$13.80	$15.86	$14.74	$15.69

Total Investment Return:[3]

Based on net asset value	(36.91)%	1.53%	21.59%	2.62%	11.08%[4]

Ratios to Average Net Assets:

Total Expenses	0.93%	0.92%	0.92%	0.92%	0.92%[5]

Net investment income	1.87%	1.12%	1.30%	0.98%	0.89%[5]

Supplemental Data:

Net assets, end of period (000)	$15,784	$23,265	$17,042	$6,211	$2,730

Portfolio turnover	49%	37%	25%	37%	47%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude insurance-related fees and expenses.

[4]	Aggregate total investment return.

[5]	Annualized.

8

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek capital appreciation and, secondarily, income.

Investment Process

The Fund tries to choose investments for capital appreciation — that is, investments that will increase in value. The Fund also pursues income, but its investments emphasize growth of capital more than income. The Fund invests primarily in equity securities, with the emphasis on common stock. In selecting securities, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that pay above-average dividends. Fund management may consider a stock undervalued if the stock’s price/book value ratio is below-average, or its price/earnings ratio is less than historical levels. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover. The Fund focuses its investments on companies with a market capitalization over $5 billion.

Fund management believes that favorable changes in market prices are more likely to occur when:

  Stocks are out of favor

  Company earnings are depressed

  Price/earnings ratios are relatively low

  Investment expectations are limited

  There is no general interest in a security or industry

On the other hand, Fund management believes that negative developments are more likely to occur when:

  Investment expectations are generally high

  Stock prices are advancing or have advanced rapidly

  Price/earnings ratios have been inflated

  An industry or security continues to be popular among investors

Fund management believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Fund may invest a large part of its net assets in stocks that have weak research ratings.

The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Primary Investment Strategies

The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies. The Fund focuses on companies with market capitalizations of over $5 billion.

9

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Foreign Securities — The Fund may invest up to 25% of its total assets in the securities of foreign companies. The Fund concentrates its foreign exposure on established companies in developed countries. Although the Fund may invest in emerging markets or underdeveloped countries from time to time, the Fund does not speculate on such markets or countries.

  Derivative Transactions — The Fund may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets. The Fund may also use derivatives to hedge its investment portfolio against interest rate risks or to seek to enhance its return. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include indexed and inverse securities, options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps.

  Convertible Securities — Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying stock.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Temporary Defensive Strategies and Short-term Debt Securities — The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. As a temporary measure for defensive purposes, the Fund may invest in these securities without limitation. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long term debt investments to reduce exposure to equity securities when Fund management believes it is advisable to do so, or to meet redemptions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

10

  Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Fund may also invest in indexed securities the potential return of which is based inversely on the change in a specified interest rate or equity index. The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Kevin Rendino, Kurt Schansinger and Carrie King are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Mr. Rendino and Mr. Schansinger are the senior portfolio managers and Ms. King is the associate portfolio manager. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities that are selected by Fund management may underperform the market or the securities selected by other funds. This means you may lose money.

Value Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by

11

governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the

12

Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Indexed and Inverse Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

13

BlackRock Fundamental Growth V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Fundamental Growth V.I. Fund	3
	Risk/Return Information	5
	Expenses and Fees	6
	Financial Highlights	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	10

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Fundamental Growth V.I. Fund

This prospectus provides information about the BlackRock Fundamental Growth V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term growth of capital.

What is the Fund’s main investment strategy?

The Fund tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of primarily common stock of U.S. companies that Fund management believes have shown above-average growth rates in earnings over the long-term. In other words, Fund management tries to choose investments that will increase in value over the long term. To a lesser extent the Fund may also invest in securities convertible into common stock and rights to subscribe to common stock of these companies. The Fund emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more).

The Fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. Of these securities the Fund will generally invest in common stock.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Equity Securities Risk — Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

3

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of growth stocks

  Are willing to accept the risk that the value of their investment may decline in order to seek long term capital appreciation

  Are not looking for a significant amount of current income

4

Risk/Return Information

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class I Shares for each complete calendar year since the Fund’s inception. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns of the Fund’s shares for the periods shown with those of the S&P 500 Index, Russell 1000® Growth Index and S&P 500 Citigroup Growth Index, each a broad measure of market performance. Effective December 12, 2008, the Fund changed the benchmark against which it measures its performance from the S&P 500 Citigroup Growth Index to the Russell 1000® Growth Index. The Russell 1000® Growth Index more accurately reflects the universe of securities in which the Fund invests. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Fundamental Growth Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.92% (quarter ended December 31, 2003) and the lowest return for a quarter was –22.33% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	Since Inception[1]

Fundamental Growth Fund; Class I Shares	–38.84%	–2.66%	–5.39%

S&P 500 Index (Reflects no deduction for fees, expenses or taxes,
or payment of sales charges)	–37.00%	–2.19%	–4.01%

Russell 1000® Growth Index[2] (Reflects no deduction for fees, expenses
or taxes, or payment of sales charges)	–38.44%	–3.42%	–8.49%

S&P 500 Citigroup Growth Index (Reflects no deduction for fees, expenses
or taxes, or payment of sales charges)	–34.92%	–3.13%	–7.50%

[1]	Fund inception date is April 3, 2000.

[2]	Effective December 12, 2008, the Fund now uses the Russell 1000® Growth Index as its benchmark rather than the S&P 500 Citigroup Growth Index because it better reflects the Fund’s investment strategies.

5

Expenses and Fees

The Fund offers one class of shares to the Participating Insurance Companies to support your Contract.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares

Management Fee	0.65%

Distribution (12b-1) Fee	None

Other Expenses[1]	0.12%

Total Annual Fund Operating Expenses[2]	0.77%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$ 79	$ 246	$ 428	$ 954

6

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$8.75	$8.22	$7.91	$7.40	$6.98

Net investment income[1]	0.03	0.02	0.05	0.04	0.05

Net realized and unrealized gain (loss)	(3.43)	1.56	0.31	0.51	0.42

Net increase (decrease) from investment operations	(3.40)	1.58	0.36	0.55	0.47

Dividends and distributions from:
Net investment income	(0.03)	(0.04)	(0.05)	(0.04)	(0.05)
Net realized gain	(0.01)	(1.01)	—	—	—

Total dividends and distributions	(0.04)	(1.05)	(0.05)	(0.04)	(0.05)

Net asset value, end of year	$5.31	$8.75	$8.22	$7.91	$7.40

Total Investment Return:[2]

Based on net asset value	(38.84)%	19.08%	4.54%	7.49%	6.80%

Ratios to Average Net Assets:

Total expenses	0.77%	0.79%	0.75%	0.76%	0.74%

Net investment income	0.40%	0.29%	0.58%	0.56%	0.75%

Supplemental Data:

Net assets, end of year (000)	$91,936	$159,288	$114,681	$178,692	$199,342

Portfolio turnover	141%	102%	69%	82%	78%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

7

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek long-term growth of capital.

Investment Process

In selecting securities, Fund management emphasizes common stock of companies that have above-average rates of earnings growth. Fund management believes that the common stock of companies with above-average rates of earnings growth frequently have the prospect of having above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stock of these companies also tends to have higher prices relative to stock of companies that do not have above average rates of earnings growth.

Some, but not all of the factors that may cause a company to have an above-average rate of earnings growth include:

  Above average growth rate in sales

  Improvement in its profit margin

  Providing proprietary or niche products or services

  Leading market share

  Strong industry growth

The Fund may invest in companies of any size but emphasizes common stocks of companies having a medium to large stock market capitalization (currently, approximately $2 billion or more).

The Fund may sell a security if, for example, the price of the security has increased to a level targeted by the Fund, if the Manager determines that the issuer of the security no longer meets the criteria established by the Manager for the purchase of a security or if the Manager believes that there is a more attractive investment opportunity for the funds invested.

Primary Investment Strategies

The Fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock. The Fund generally invests at least 65% of its total assets in the following equity securities:

  Common stock

  Convertible preferred stock

  Securities convertible into common stock

  Rights to subscribe to common stock

Of these securities, the Fund will primarily invest in common stock.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Depositary Receipts — The Fund may invest up to 20% of its total assets in the securities of foreign companies, including in the form of European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.

8

  Derivative Transactions — The Fund may use derivatives to hedge its portfolio against market and currency risks and to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include, but are not limited to, futures, forwards, options, indexed securities and inverse securities.

  Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

  Initial Public Offerings — The Fund has the ability to invest in initial public offerings.

  Short-term Debt Securities and Temporary Defensive Strategies — The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Fund may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stock and bonds, or government and money market securities when Fund management is unable to find enough attractive equity investments and to reduce exposure to equities when Fund management believes it is advisable to do so, on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Fund to achieve its objective of long-term growth of capital.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Jeffrey R. Lindsey, CFA and Edward P. Dowd are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

9

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Growth Investing Style Risk — The Fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Depositary Receipts Risk — The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

10

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses,

11

it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Rights Risk — The failure to exercise rights to subscribe to common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Initial Public Offering Risk — The volume of initial public offerings and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

12

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Indexed and Inverse Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

13

BlackRock Global Allocation V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Global Allocation V.I. Fund	3
	Risk/Return Information	6
	Expenses and Fees	7
	Financial Highlights	8

Details About the Fund	How the Fund Invests	11
	Investment Risks	14

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Global Allocation V.I. Fund

This prospectus provides information about the BlackRock Global Allocation V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek high total investment return.

What is the Fund’s main investment strategy?

The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund’s portfolio will include both equity and debt securities. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that Fund management believes are undervalued. The Fund may buy debt securities of varying maturities. The Fund may invest in high yield or junk bonds. When choosing investments, Fund management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Fund may invest in the securities of companies of any market capitalization. The Fund may also invest in Real Estate Investment Trusts (“REITs”).

Generally, the Fund will invest primarily in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. The Fund may emphasize foreign securities when Fund management expects these investments to outperform U.S. securities. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd.

3

(the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

  Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

  Corporate Loans — The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. The trading market for certain corporate loans may be less developed than the secondary market for bonds and notes and the Fund may experience difficulties in selling its corporate loans.

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

4

  Junk Bond Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. In addition, the credit rating of a high yield security does not necessarily address its market value risk. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade debt securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predicable price changes than the securities of larger capitalization companies.

  REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel.

  Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are looking for capital appreciation for long term goals, but also seek some current income

  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities

  Are willing to accept the risk that their investment may fluctuate over the short term

  Are looking for exposure to a variety of foreign markets

  Are willing to accept the risks of foreign investing in order to seek high total investment return

5

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Class I Shares (in the chart) and for Class I, Class II and Class III Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Financial Times Stock Exchange (“FTSE”) World Index and certain other broad based indices. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Global Allocation Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 17.20% (quarter ended June 30, 2003) and the lowest return for a quarter was –13.56% (quarter ended September 30, 2002).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Global Allocation Fund; Class I Shares	–19.48%	6.79%	5.55%

Global Allocation Fund; Class II Shares[1]	–19.57%	6.64%	5.44%

Global Allocation Fund; Class III Shares[1]	–19.67%	6.56%	5.30%

FTSE World Index (Reflects no deduction for fees, expenses or taxes,
or payment of sales charges)	–40.91%	0.64%	0.50%

S&P 500 Index (Reflects no deduction for fees, expenses or taxes, or
payment of sales charges)	–37.00%	–2.19%	–1.38%

FTSE World Index (Ex-US) Equities (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–44.09%	3.17%	2.46%

Merrill Lynch Treasury Index GA05 (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	13.28%	5.66%	5.92%

Citigroup Non-U.S. Dollar World Government Bond Index (Reflects no deduction
for fees, expenses or taxes, or payment of sales charges)	10.11%	5.97%	5.59%

[1]	The returns for Class II and III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II and III Shares respectively, are based upon performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

6

Expenses and Fees

The Fund offers three classes of shares to the Participating Insurance Companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I, Class II and Class III Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares	Class II Shares	Class III Shares

Management Fee of the Fund and the Subsidiary[1]	0.65%	0.65%	0.65%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses of the Fund	0.15%	0.15%	0.13%

Other Expenses of the Subsidiary[2]	—%	—%	—%

Total Other Expenses	0.15%	0.15%	0.13%

Acquired Fund Fees and Expenses[3]	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses[3,4]	0.83%	0.98%	1.06%

[1]	The Fund may invest in its wholly owned Subsidiary. BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary.

[2]	The Subsidiary is newly organized and, accordingly, “Other Expenses of the Subsidiary” are based on estimated amounts for the current fiscal year of less than 0.01%.

[3]	The Total Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include Acquired Fund Fees and Expenses.

[4]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.25% (for Class I Shares), 1.40% (for Class II Shares) and 1.50% (for Class III Shares) of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$85	$265	$460	$1,025

Class II	$100	$312	$542	$1,201

Class III	$108	$337	$585	$1,294

7

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$16.03	$14.78	$13.54	$12.56	$11.29

Net investment income[1]	0.27	0.32	0.32	0.27	0.23

Net realized and unrealized gain (loss)	(3.39)	2.19	1.92	1.03	1.41

Net increase (decrease) from investment operations	(3.12)	2.51	2.24	1.30	1.64

Dividends and distributions from:
Net investment income	(0.33)	(0.47)	(0.41)	(0.32)	(0.37)
Net realized gain	(0.06)	(0.79)	(0.59)	—	—

Total dividends and distributions	(0.39)	(1.26)	(1.00)	(0.32)	(0.37)

Net asset value, end of year	$12.52	$16.03	$14.78	$13.54	$12.56

Total Investment Return:[2]

Based on net asset value	(19.48)%	17.01%	16.53%[3]	10.43%	14.57%

Ratios to Average Net Assets:

Total expenses	0.80%	0.78%	0.79%	0.77%	0.76%

Net investment income	1.81%	2.03%	2.18%	2.07%	1.93%

Supplemental Data:

Net assets, end of year (000)	$589,326	$755,675	$717,928	$679,681	$613,145

Portfolio turnover	31%	34%	55%	57%	44%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

[3]	In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

8

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$16.03	$14.78	$13.54	$12.56	$11.29

Net investment income[1]	0.25	0.30	0.29	0.25	0.21

Net realized and unrealized gain (loss)	(3.39)	2.19	1.92	1.03	1.41

Net increase (decrease) from investment operations	(3.14)	2.49	2.21	1.28	1.62

Dividends and distributions from:
Net investment income	(0.30)	(0.45)	(0.38)	(0.30)	(0.35)
Net realized gain	(0.06)	(0.79)	(0.59)	—	—

Total dividends and distributions	(0.36)	(1.24)	(0.97)	(0.30)	(0.35)

Net asset value, end of year	$12.53	$16.03	$14.78	$13.54	$12.56

Total Investment Return:[2]

Based on net asset value	(19.57)%	16.82%	16.36%[3]	10.27%	14.40%

Ratios to Average Net Assets:

Total expenses	0.95%	0.93%	0.94%	0.92%	0.91%

Net investment income	1.69%	1.90%	2.03%	1.92%	1.78%

Supplemental Data:

Net assets, end of year (000)	$1,544	$1,521	$1,771	$1,743	$1,720

Portfolio turnover	31%	34%	55%	57%	44%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

[3]	In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

9

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$14.53	$13.51	$12.45	$11.58	$10.46

Net investment income[1]	0.21	0.24	0.23	0.22	0.19

Net realized and unrealized gain (loss)	(3.07)	2.02	1.81	0.95	1.29

Net increase (decrease) from investment operations	(2.86)	2.26	2.04	1.17	1.48

Dividends and distributions from:
Net investment income	(0.31)	(0.45)	(0.39)	(0.30)	(0.36)
Net realized gain	(0.06)	(0.79)	(0.59)	—	—

Total dividends and distributions	(0.37)	(1.24)	(0.98)	(0.30)	(0.36)

Net asset value, end of year	$11.30	$14.53	$13.51	$12.45	$11.58

Total Investment Return:[2]

Based on net asset value	(19.67)%	16.75%	16.40%[3]	10.18%	14.20%

Ratios to Average Net Assets:

Total expenses	1.03%	1.04%	1.04%	1.02%	1.01%

Net investment income	1.66%	1.67%	1.88%	1.85%	1.79%

Supplemental Data:

Net assets, end of year (000)	$1,820,988	$333,475	$71,208	$29,074	$9,455

Portfolio turnover	31%	34%	55%	57%	44%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

[3]	In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

10

Details About the Fund

How the Fund Invests

Investment Goal

The Fund’s investment objective is to provide high total investment return.

Investment Process

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Primary Investment Strategies

The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-US securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions

11

are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be included in the Fund’s Annual and Semi-Annual Reports (which will include the Subsidiary’s unaudited financial statements). The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

Equity Securities — The Fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization. Fund management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

Debt Securities — The Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

The Fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Fund in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the Fund buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

Derivatives — The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

12

Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets. While these instruments involve certain risks, the Fund will not engage in certain strategies that are considered highly risky and speculative.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Borrowing and Leverage — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The Fund may invest in unsponsored Depositary Receipts.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Fund, the Fund’s investment in the Subsidiary is considered to be liquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., certain Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Indexed and Inverse Securities — The Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Fund to access certain markets or hedge risks of other assets held by the Fund, these securities are subject to the risks related to the underlying index or other assets.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Non-U.S. Dollar Cash Investments — The Fund may hold non-U.S. dollar cash investments.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Short Sales — The Fund may engage in short sales. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The Fund may also make short sales “against the box” without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.

  Short-Term Securities or Instruments — The Fund can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed-income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. Fund management may increase the Fund’s investment in these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Large investments in such securities or instruments may prevent the Fund from achieving its investment objective.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

13

  Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Dennis W. Stattman is the Fund’s senior portfolio manager and Dan Chamby and Romualdo Roldan are the Fund’s associate portfolio managers, and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

14

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, for certain instruments which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Equity Securities Risk — Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risks — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk

15

that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

16

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Junk Bond Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

17

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investment Risks” above). These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Asset Backed Securities Risks — Asset-backed securities are fixed-income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than that of shorter-term securities.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Depositary Receipts Risk — The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Distressed Securities Risks — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Indexed and Inverse Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

18

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The Subsidiary will comply with the asset segregation requirements to the same extent as the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Mortgage Backed Securities Risks — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of the Fund’s portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Precious Metal Related Securities Risks — Prices of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Real Estate Related Securities Risks — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

19

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

20

BlackRock Global Growth V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Global Growth V.I. Fund	3
	Risk/Return Information	5
	Expenses and Fees	6
	Financial Highlights	7

Details About the Fund	How the Fund Invests	9
	Investment Risks	11

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Global Growth V.I. Fund

This prospectus provides information about the BlackRock Global Growth V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term growth of capital.

What is the Fund’s main investment strategy?

The Fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide. The Fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. The Fund invests primarily in common stock of companies located in various foreign countries and the United States that Fund management believes have shown above-average growth rates in earnings. In selecting securities, Fund management emphasizes companies that have medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the Fund may invest in some companies with lower market capitalizations. The Fund may buy securities denominated in the U.S. dollar or foreign currencies.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

3

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Equity Securities Risk — Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are looking for capital appreciation for long-term goals

  Want a professionally managed and diversified portfolio of global growth equity securities

  Are looking for exposure to a variety of foreign markets

  Are willing to accept the risks of foreign investing in order to seek long term growth of capital

  Are not looking for a significant amount of current income

4

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Class I Shares (in the chart) and for Class I and Class III Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns of the Fund’s shares for the periods shown with those of the S&P Global Broad Market Index (BMI) and the Morgan Stanley Capital International (“MSCI”) World Index, each a broad measure of market performance. Effective December 12, 2008, the Fund changed the benchmark against which it measures its performance from the MSCI World Index to the S&P Global Broad Market Index (BMI). The S&P Global Broad Market Index (BMI) more accurately reflects the universe of securities in which the Fund invests. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Global Growth Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 34.15% (quarter ended December 31, 1999) and the lowest return for a quarter was –23.76% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Global Growth Fund; Class I Shares	–45.93%	3.67%	0.47%

Global Growth Fund; Class III Shares[1]	–46.10%	3.40%	0.22%

S&P Global Broad Market Index (BMI)[2] (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–42.41%	0.71%	1.27%

MSCI World Index (Reflects no deduction for fees, expenses or taxes,
or payment of sales charges)	–40.71%	–0.51%	–0.64%

[1]	The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]	Effective December 12, 2008, the Fund now uses the S&P Global Broad Market Index (BMI) as its benchmark rather than the MSCI World Index because it better reflects the Fund’s investment strategies.

5

Expenses and Fees

The Fund offers two classes of shares to the Participating Insurance Companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I and Class III Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares	Class III Shares

Management Fee	0.75%	0.75%

Distribution (12b-1) Fees	None	0.25%[3]

Other Expenses[1]	0.24%	0.39%

Total Annual Fund Operating Expenses[2]	0.99%	1.39%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

[3]	Class III Shares did not pay a portion of the distribution fee during the fiscal year ended December 31, 2008. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$101	$315	$547	$1,213

Class III	$142	$440	$761	$1,669

6

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$18.02	$13.29	$10.99	$9.65	$8.52

Net investment income[1]	0.13	0.14	0.13	0.13	0.14

Net realized and unrealized gain (loss)	(8.41)	4.76	2.29	1.34	1.14

Net increase (decrease) from investment operations	(8.28)	4.90	2.42	1.47	1.28

Dividends from net investment income	(0.05)	(0.17)	(0.12)	(0.13)	(0.15)

Net asset value, end of year	$9.69	$18.02	$13.29	$10.99	$9.65

Total Investment Return:[2]

Based on net asset value	(45.93)%	36.88%	22.01%	15.19%	15.10%

Ratios to Average Net Assets:

Total expenses after waiver	0.99%	0.95%	0.96%	1.00%	0.92%

Total expenses	0.99%	0.95%	0.96%	1.00%	0.92%

Net investment income	0.88%	0.90%	1.08%	1.32%	1.66%

Supplemental Data:

Net assets, end of year (000)	$47,267	$115,961	$76,032	$63,494	$100,900

Portfolio turnover	131%	64%	85%	117%	78%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

7

Financial Highlights (concluded)

	Class III
	Period June 23, 2008[1] to December 31, 2008	Year Ended December 31,			Period September 30, 2004[3] to December 31, 2004
		2007[2]	2006	2005

Per Share Operating Performance:

Net asset value, beginning of period	$15.76	$13.28	$11.00	$9.65	$ 8.76

Net investment income[4]	0.02	0.11	0.12	0.10	0.05

Net realized and unrealized gain (loss)	(6.06)	4.76	2.28	1.38	0.99

Net increase (decrease) from investment operations	(6.04)	4.87	2.40	1.48	1.04

Dividends from net investment income	(0.04)	(0.14)	(0.12)	(0.13)	(0.15)

Net asset value, end of period	$9.68	$18.01	$13.28	$11.00	$ 9.65

Total Investment Return:[5]

Based on net asset value	(38.29)%[6]	36.66%	21.81%	15.29%	11.82%[6]

Ratios to Average Net Assets:

Total expenses after waiver	1.36%[7]	1.17%	1.07%	1.00%	0.92%[7]

Total expenses	1.36%[7]	1.17%	1.07%	1.00%	0.92%[7]

Net investment income	1.20%[7]	0.69%	1.00%	1.24%	2.09%[7]

Supplemental Data:

Net assets, end of period (000)	$132	$— [2]	$2	$1	$ 1

Portfolio turnover	131%	64%	85%	117%	78%

[1]	Reissuance of shares.

[2]	All shares were redeemed as of December 31, 2007.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Total investment returns exclude insurance-related fees and expenses.

[6]	Aggregate total investment return.

[7]	Annualized.

8

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek long-term growth of capital.

Investment Process

In selecting securities, Fund management emphasizes companies that have experienced above average growth rates in earnings. A company may achieve above average growth rates in earnings from:

  Above average growth rates in sales

  Improvement in its profit margin

  Proprietary or niche products or services

  Leading market share

  Strong industry growth

Fund management believes that companies that possess above average earnings growth frequently provide the opportunity for above average stock market returns. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. In selecting securities, Fund management emphasizes companies with medium to large stock market capitalizations. These companies typically have market values of $2 billion or more. However, the Fund may invest in some companies with lower market capitalizations.

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Primary Investment Strategies

The Fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock of companies worldwide.

The Fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries. The Fund invests primarily in common stock of companies located in various foreign countries and the United States that Fund management believes have shown above-average growth rates in earnings. In selecting securities, Fund management emphasizes companies that have medium to large stock market capitalizations. The Fund may buy securities denominated in the U.S. dollar or foreign currencies.

The Fund may invest in securities from any country. The Fund’s management, however, anticipates that a substantial portion of the Fund’s foreign investments will be in issuers in the developed markets of Europe and the Far East. The Fund may also invest in stocks of companies in emerging markets, but the Fund’s management anticipates that a greater portion of the Fund’s foreign investments will be in issuers in developed markets.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

9

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Preferred Stock — The Fund may invest in preferred stock, which is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

  Rights — The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

  Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

  Derivative Transactions — The Fund may employ a variety of techniques, including derivative instruments to hedge against market and currency risk, to enhance total return or to gain exposure to equity markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P Global Broad Market Index. The derivatives that the Fund may use include, but are not limited to, options on portfolio positions or currencies, financial and currency futures, stock index futures, options on such futures, forward foreign currency transactions and swap agreements.

  Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.

  Short-term Debt Securities — The Fund may invest in money market securities or commercial paper.

  Short-term Debt Securities and Temporary Defensive Strategies — The Fund may also invest, without limitation, in short term debt securities when Fund management is unable to find enough attractive long term investments and to reduce exposure to common stock when management believes it is advisable to do so on a temporary basis. Investments in short term debt securities may also be used to meet redemptions. Short term investments and temporary defensive positions may limit the potential for the Fund to achieve its objective of long term growth of capital.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

10

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Thomas P. Callan, CFA and Michael D. Carey, CFA are the co-portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Growth Investing Style Risk — The Fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

11

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

12

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Rights Risk — The failure to exercise such rights would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Small Cap Securities Risk — Investment in companies with lower market capitalizations, especially those under $1 billion, may involve special risks including limited product lines, market or financial resources or a limited management group. In addition, many smaller company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements or may be more sensitive to market fluctuations, than stocks of larger companies.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Depositary Receipts Risk — The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

13

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

14

BlackRock Government Income V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Government Income V.I. Fund	3
	Risk/Return Information	5
	Expenses and Fees	6
	Financial Highlights	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	10

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Government Income V.I. Fund

This prospectus provides information about the BlackRock Government Income V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek the highest possible current income consistent with the protection of capital.

What is the Fund’s main investment strategy?

The Fund tries to provide current income from an actively managed portfolio of U.S. Treasury and U.S. Government agency securities of all maturities.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities issued or guaranteed by the U.S. Treasury or U.S. Government agencies, and by instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. Government sponsored enterprises. These securities include debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) under its Temporary Liquidity Guarantee Program. The Fund may also invest in securities linked to an interest rate or other index. The Fund may invest in securities of any maturity or duration.

The Fund may invest a portion of its net assets in various types of mortgage-backed securities issued or guaranteed by government-sponsored enterprises such as the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

  Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

3

  U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

  U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA or the FHLMC are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

  Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

  High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

  Are seeking income with the opportunity for capital preservation

  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of bonds in general

4

Risk/Return Information

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class I Shares for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns of the Fund’s shares for the periods shown with those of the Barclays Capital Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-year Treasury Index (50%) each a broad measure of market performance. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Government Income Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 7.73% (quarter ended December 31, 2008) and the lowest return for a quarter was –3.70% (quarter ended June 30, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Government Income Fund; Class I Shares	7.69%	4.59%	5.09%

Barclays Capital Mortgage-Backed Securities Index[1] (Reflects no deduction
for fees, expenses or taxes, or payment of sales charges)	8.34%	5.54%	6.04%

Merrill Lynch 10-year Treasury Index (Reflects no deduction for fees, expenses
or taxes, or payment of sales charges)	20.06%	7.39%	6.18%

Barclays Capital Mortgage-Backed Securities Index (50%)1 /
Merrill Lynch 10-year Treasury Index (50%) (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	14.13%	6.49%	6.15%

[1]	Barclays Capital Mortgage-Backed Securities Index was formerly the Lehman Brothers Mortgage-Backed Securities Index.

5

Expenses and Fees

The Fund offers one class of shares to the Participating Insurance Companies to support your Contract.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares

Management Fee	0.50%

Distribution (12b-1) Fees	None

Other Expenses	0.12%

Interest Expense[1]	0.25%

Acquired Fund Fees and Expenses[2]	0.03%

Total Annual Fund Operating Expenses[2,3]	0.90%

[1]	Interest Expense is required to be reported as part of operating expenses of the Fund for accounting purposes. The Fund incurs Interest Expense when making certain investments, such as reverse repurchase agreements and/or dollar roll transactions to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Fund’s use of those investments. The associated income or gain realized from such investments is not reflected in Expenses and Fees above.

[2]	The Total Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include Acquired Fund Fees and Expenses.

[3]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund. Taking this additional waiver into account, the Net Annual Fund Operating Expenses was 0.89%.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$92	$287	$498	$1,108

6

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$10.32	$10.43	$10.50	$10.65	$10.59

Net investment income[1]	0.37	0.47	0.46	0.39	0.30

Net realized and unrealized gain (loss)	0.41	(0.07)	(0.06)	(0.05)	0.14

Net increase from investment operations	0.78	0.40	0.40	0.34	0.44

Dividends and distributions from:
Net investment income	(0.27)	(0.44)	(0.47)	(0.49)	(0.31)
Net realized gain	(0.02)	(0.07)	—	(0.00)[2]	(0.07)

Total dividends and distributions	(0.29)	(0.51)	(0.47)	(0.49)	(0.38)

Net asset value, end of year	$10.81	$10.32	$10.43	$10.50	$10.65

Total Investment Return:[3]

Based on net asset value	7.69%	4.06%	3.91%	3.22%	4.13%

Ratios to Average Net Assets:

Total expenses after waiver and excluding interest expense	0.61%	0.63%	0.58%	0.59%	0.58%

Total expenses after waiver	0.86%	0.91%	0.58%	0.59%	0.62%

Total expenses	0.87%	0.91%	0.58%	0.59%	0.62%

Net investment income	3.58%	4.70%	4.43%	3.69%	2.84%

Supplemental Data:

Net assets, end of year (000)	$239,024	$238,557	$325,861	$298,080	$321,209

Portfolio turnover	5,353%[4]	2,305%	448%	61%	145%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude insurance-related fees and expenses.

[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 4,916%.

7

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek the highest possible current income consistent with the protection of capital.

Investment Process

Securities are purchased for the Fund when the management team determines that they have the potential for above average total return. The Fund’s performance is measured against a specified benchmark.

If a security’s rating falls below the highest rating category, the Fund’s management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Primary Investment Strategies

The Fund tries to provide current income from an actively managed portfolio of U.S. Treasury and U.S. Government agency securities of all maturities.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities issued or guaranteed by the U.S. Treasury or U.S. Government agencies or by instrumentalities. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. Certain securities, such as U.S. Treasury obligations, are direct obligations of the U.S. Government. Other securities are issued by government-sponsored enterprises or agencies but are not direct obligations of the U.S. Government. These securities are backed by the credit of the particular agency or government-sponsored enterprise that issued the securities and are generally considered to have a low risk of default. These securities include debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program.

Tax regulations require that the Fund diversify its investments among securities of different government issuers. These regulations specify maximum percentages of the Fund’s total assets that can be invested in the securities of the Fund’s largest, two largest, three largest and four largest issuers at certain times. The U.S. Treasury and each government agency or instrumentality is considered a different issuer for this purpose. Accordingly, the Fund will diversify its investments among U.S. Treasury securities and the securities of government agencies and instrumentalities to the extent necessary to comply with these tax regulations.

The Fund may invest in government securities of any maturity or duration. Although government securities involve minimal risk of default, changes in the value of government securities may occur in response to interest rate movements — generally, when interest rates go up, the value of most government securities, like other fixed-income securities, goes down. In most cases, when interest rates go up, the value of fixed-income securities with longer-term maturities goes down more than the value of fixed-income securities with shorter maturities. Because the Fund may invest a substantial portion of its assets in government securities with long-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Government agency securities, like other fixed-income securities, may have redemption features that permit the government agency to repurchase the security from the Fund at certain times prior to maturity at a specified price, which is generally equal to or greater than the amount due at maturity. In many cases, when interest rates go down, government agencies redeem fixed-income securities that allow for redemption. When a government agency redeems fixed-income securities, the Fund may receive less than the market value of the securities prior to redemption. In addition, the Fund may have to invest the proceeds in new fixed-income securities with lower yields and therefore lose expected future income.

The Fund may invest a portion of its net assets in various types of mortgage-backed securities issued or guaranteed by government-sponsored enterprises such as Fannie Mae or Freddie Mac. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities.

8

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Derivative Transactions — The Fund may, to a limited extent, engage in transactions in certain derivatives, such as indexed securities, options, futures, options on futures and swaps, for hedging purposes or to seek to enhance income. Derivatives allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risk, including credit, leverage and liquidity risks.

  Other Debt Securities —The other debt securities in which the Fund invests may include credit-linked notes, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

  Short Sales — The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Fund may also make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

  Temporary Defensive Strategies — For temporary defensive purposes, the Fund also may restrict the markets in which it invests and may increase the portion of assets invested in issuers with larger capitalizations and in debt securities. Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may limit the Fund’s ability to achieve its investment objective.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest).

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

9

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the co-portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

10

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA or the FHLMC are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of the Fund’s portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

11

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Credit Default Swaps Risk — Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

Asset-Backed Securities Risks — Asset-backed securities are fixed-income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

12

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

13

BlackRock High Income V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock High Income V.I. Fund	3
	Risk/Return Information	5
	Expenses and Fees	6
	Financial Highlights	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	10

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock High Income V.I. Fund

This prospectus provides information about the BlackRock High Income V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The primary investment objective of the Fund is to obtain a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

What is the Fund’s main investment strategy?

The Fund under normal circumstances will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities, such as corporate bonds and notes, mortgage backed-securities, convertible securities, preferred stocks and government obligations. The Fund invests primarily in fixed-income securities with lower credit quality, which means credit quality equivalent to or below the four highest rating levels of recognized rating agencies. Securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), are commonly known as “junk bonds.” Junk bonds are high-risk investments, and may result in the Fund losing both income and principal. The Fund may invest in fixed-income securities of any duration or maturity. The Fund will invest most of its net assets in securities issued by U.S. companies, but may also invest a portion of its assets in securities issued by foreign companies if they are denominated in U.S. dollars.

The Fund looks for securities that pay interest or dividends. The Fund may also seek growth of capital by looking for investments that will increase in value. However, the Fund’s investments emphasize current income more than growth of capital.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

3

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

  Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. The value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the High Income Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the High Income Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund becomes a member of the syndicate.

  Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are looking for an investment that provides current income

  Want a professionally managed and diversified portfolio without the administrative burdens of direct investment in fixed-income securities

  Are willing to accept the risk of loss of income and principal caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general

  Are willing to accept greater credit risk

4

Risk/Return Information

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class I Shares for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for each class of the High Income Fund’s shares with those of the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s benchmark index, a broad measure of market performance. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
High Income Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 8.88% (quarter ended June 30, 2003) and the lowest return for a quarter was –23.39% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

High Income Fund; Class I Shares	–29.88%	–2.29%	1.45%

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index[1]
(Reflects no deduction for fees, expenses or taxes, or payment of sales charges)	–25.88%	–0.84%	2.28%

[1]	Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index was formerly the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

The Fund offers one class of shares to the Participating Insurance Companies to support your Contract.

5

Expenses and Fees

The Fund offers one class of shares to the Participating Insurance Companies to support your Contract.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares

Management Fee	0.53%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.15%

Total Annual Fund Operating Expenses[2]	0.68%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$69	$218	$379	$847

6

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$7.26	$7.67	$7.55	$8.12	$7.86

Net investment income[1]	0.57	0.59	0.56	0.61	0.62

Net realized and unrealized gain (loss)	(2.62)	(0.42)	0.12	(0.50)	0.25

Net increase (decrease) from investment operations	(2.05)	0.17	0.68	0.11	0.87

Dividends from net investment income	(0.57)	(0.58)	(0.56)	(0.68)	(0.61)

Net asset value, end of year	$4.64	$7.26	$7.67	$7.55	$8.12

Total Investment Return:[2]

Based on net asset value	(29.88)%	2.42%	9.44%	1.51%	11.68%

Ratios to Average Net Assets:

Total expenses	0.68%	0.64%	0.60%	0.59%	0.57%

Net investment income	8.80%	7.77%	7.45%	7.78%	7.77%

Supplemental Data:

Net assets, end of year (000)	$93,348	$162,681	$213,937	$246,483	$318,363

Portfolio turnover	53%	55%	56%	24%	55%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

7

Details About the Fund

How the Fund Invests

Investment Goal

The primary investment objective of the Fund is to obtain a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

Investment Process

The Fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations.

The analysis by the Manager of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Manager considers as one factor in its credit analysis the ratings assigned by the rating agencies, the Manager performs its own independent credit analysis of issuers and consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Manager’s own credit analysis than mutual funds that invest in higher-rated securities.

Primary Investment Strategies

The Fund under normal circumstances will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities, such as corporate bonds and notes, mortgage backed-securities, convertible securities, preferred stocks and government obligations. The Fund invests primarily in fixed-income securities with lower credit quality, which means credit quality equivalent to or below the four highest rating level of recognized rating agencies. Securities rated below Baa by Moody’s or below BBB by S&P or Fitch, are commonly known as “junk bonds.” Junk bonds are high-risk investments, and may result in the Fund losing both income and principal. The Fund will invest most of its net assets in securities issued by U.S. companies, but may also invest a portion of its assets in securities issued by foreign companies if they are denominated in U.S. dollars.

The Fund looks for securities that pay interest or dividends. The Fund may also seek growth of capital by looking for investments that will increase in value. However, the Fund’s investments emphasize current income more than growth of capital.

The Fund will not purchase defaulted securities. If the Fund buys a security and the security defaults or the issuer goes into bankruptcy, the Fund may continue to hold the security.

The Fund may invest in junk bonds of any maturity and may also invest in zero-coupon bonds.

The Fund may invest up to 30% of its total assets in fixed-income securities of issuers outside the United States. The Fund’s management anticipates that the Fund’s investments in foreign companies will primarily be in issuers in Canada, Australia and the developed countries of Europe, although the Fund may also invest in issuers in emerging markets. The Fund will invest in securities of foreign issuers that are denominated in U.S. dollars.

The Fund may use derivatives, including indexed securities, options, futures, options on futures and swaps, including credit default swaps for hedging purposes, as well as to seek to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Equity Securities — While the Fund does not intend to buy equity securities other than preferred stocks, it may acquire and hold equity securities offered as part of a unit in conjunction with a fixed-income security, received upon exercise of a right or warrant obtained on account of a fixed-income security, received as the result of an amendment, waiver, conversion or exchange of a fixed-income security, or obtained in connection with the bankruptcy or workout of a distressed fixed-income security.

8

  Other Debt Securities — The other debt securities in which the Fund invests may include credit-linked notes, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

  Short Sales — The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Fund may also make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

  Emerging Markets Issuers — The Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

  Temporary Defensive Strategies — For temporary defensive purposes, the Fund also may restrict the markets in which it invests and may increase the portion of assets invested in issuers with larger capitalizations and in debt securities. Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund's usual investments, temporary defensive investments may limit the Fund's ability to achieve long-term growth of capital.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Kevin J. Booth and James Keenan are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

9

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market, or other securities selected by other funds. This means you may lose money.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody’s (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Junk Bond Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk

10

that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

11

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund becomes a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Distressed Securities Risks — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large

12

investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have a pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Sovereign Debt Risk — Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of the Fund’s portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Asset-Backed Securities Risks — Asset-backed securities are fixed-income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie

13

Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Rights Risk — The failure to exercise such rights would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of such rights.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

14

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Indexed and Inverse Floating Rate Securities Risks — The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

15

BlackRock International Value V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock International Value V.I. Fund	3
	Risk/Return Information	5
	Expenses and Fees	6
	Financial Highlights	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	10

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock International Value V.I. Fund

This prospectus provides information about the BlackRock International Value V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is current income and long-term growth of income accompanied by growth of capital. The investment objective of the Fund is a fundamental policy that may be changed only by shareholder vote.

What is the Fund’s main investment strategy?

The Fund invests primarily in stocks of companies in developed countries located outside the United States. The Fund may purchase common stock, preferred stock and convertible securities. Normally, the Fund will invest at least 80% of its assets in stocks that pay dividends. Ordinarily, the Fund invests in stocks of companies located in the developed foreign markets. The Fund invests in at least ten foreign markets to seek to ensure diversification. The Fund may invest in companies of any size.

The Fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more —unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) —of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Value Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the Morgan Stanley Capital International (“MSCI”) Europe Australasia Far East (“EAFE”) Index. Also, the return of the Fund will not necessarily be similar to the return of the MSCI EAFE Index.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

3

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

  Income Producing Stock Availability Risk — Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

  Equity Securities Risk — Equity Securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are seeking to diversify a portfolio of equity securities to include foreign securities

  Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities

  Want a professionally managed and diversified portfolio

  Are willing to accept the risk that the value of their investment may decline in order to seek current income and long-term growth of income, accompanied by growth of capital

4

Risk/Return Information

The Fund commenced operations on November 24, 2003. The Fund, however, is the successor to Mercury International Value, substantially all of the assets and liabilities of which were acquired by the Fund on November 24, 2003. The Fund and Mercury International Value had identical investment objectives and policies and used the same portfolio management personnel.

The bar chart and table shown below provide an indication of the risks of investing in the Fund. Prior to November 24, 2003 the bar chart and table are based upon the performance of Mercury International Value. The bar chart shows changes in the Fund’s performance for Class I Shares for each complete calendar year since Mercury International Value’s inception. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown. The table compares the average annual total returns of the Fund’s shares for the periods shown with those of the MSCI EAFE Index, a broad measure of market performance. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How Mercury International Value and the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
International Value Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 22.40% (quarter ended June 30, 2003) and the lowest return for a quarter was –22.28% (quarter ended September 30, 2002).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

International Value Fund; Class I Shares	–42.49%	2.12%	4.30%

MSCI EAFE Index (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–43.38%	1.66%	0.80%

5

Expenses and Fees

The Fund offers one class of shares to the Participating Insurance Companies to support your Contract.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares

Management Fee	0.75%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.16%

Total Annual Fund Operating Expenses[2]	0.91%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$93	$290	$504	$1,120

6

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$14.38	$16.80	$14.86	$13.67	$11.41

Net investment income[1]	0.31	0.34	0.42	0.35	0.20

Net realized and unrealized gain (loss)	(6.43)	1.42	3.73	1.24	2.37

Net increase (decrease) from investment operations	(6.12)	1.76	4.15	1.59	2.57

Dividends and distributions from:
Net investment income	(0.39)	(0.50)	(0.60)	(0.40)	(0.31)
Net realized gain	(0.76)	(3.68)	(1.61)	—	—

Total dividends and distributions	(1.15)	(4.18)	(2.21)	(0.40)	(0.31)

Net asset value, end of year	$7.11	$14.38	$16.80	$14.86	$13.67

Total Investment Return:[2]

Based on net asset value	(42.49)%	10.34%	27.91%[3]	11.68%[4]	22.54%

Ratios to Average Net Assets:

Total expenses after waiver	0.91%	0.87%	0.87%	0.70%	0.86%

Total expenses	0.91%	0.87%	0.87%	0.88%	0.86%

Net investment income	2.71%	1.91%	2.49%	2.30%	1.69%

Supplemental Data:

Net assets, end of year (000)	$137,054	$347,299	$405,486	$356,277	$373,950

Portfolio turnover	118%	79%	62%	78%	62%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

[3]	In 2006, approximately 0.13% of the Fund’s total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

[4]	In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

7

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is current income and long-term growth of income accompanied by growth of capital. The investment objective of the Fund is a fundamental policy that may be changed only by shareholder vote.

Investment Process

In investing the Fund’s assets, the Manager follows a value investing style. This means that the Manager buys stocks that it believes are currently undervalued by the market and thus have a lower price than what the Manager believes they are worth. Typical value characteristics include:

  low price-to-earnings ratio relative to the market

  high yield relative to the market

  low price-to-book ratio relative to the market

Stocks may be “undervalued” because they are part of an industry that is out of favor with investors generally. Even in those industries, however, individual companies may have high rates of growth of earnings and be financially sound. Stocks may also be undervalued because investors fail to research the company’s assets or business prospects in sufficient detail.

Stocks may be undervalued for many reasons. For example, the price of a company’s common stock may be depressed because investors associate the company with an industry that is currently out of favor with investors. Stocks may also be undervalued because investors fail to research the company’s assets or business prospects in sufficient detail. Even in those industries, however, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

Primary Investment Strategies

The Fund invests primarily in stocks of companies in developed countries located outside the United States. The Fund may purchase common stock, preferred stock and convertible securities. Normally, the Fund will invest at least 80% of its assets in stocks that pay dividends. Ordinarily, the Fund invests in stocks of companies located in the developed foreign markets. The Fund invests in at least ten foreign markets to seek to ensure diversification. The Fund may invest in companies of any size.

The Fund may invest in the securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Non-dividend Paying Stocks — The Fund also may invest in stocks that do not pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

  Emerging Markets Issuers — The Fund may also invest a portion of its assets in securities of issuers located in emerging markets

8

  Mid Cap Issuers — The Fund may purchase equity securities of issuers that have individual mid-market capitalizations.

  Derivative Transactions — The Fund may use derivatives to hedge its investment portfolio against market and currency risks and to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, commodity (such as oil or gold), a currency or an index (such as the MSCI EAFE Index). The derivatives that the Fund may use include but are not limited to futures contracts and options, forwards and indexed securities.

  Debt Securities — This includes fixed-income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis.

  Temporary Defensive Strategies — For temporary, emergency purposes, including to meet redemptions, and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. The Fund temporarily can invest up to 100% of its net assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its objective using this type of investing.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. James A. Macmillan and Robert Weatherston are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

9

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Value Investing Style Risk — Each Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in well-known indexes, like the MSCI EAFE Index. Also, the return of the Fund will not necessarily be similar to the return of the MSCI EAFE Index.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that

10

company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Income Producing Stock Availability Risk — Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

Equity Securities Risk — Equity securities include common and preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

11

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Depositary Receipts Risk — The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

12

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Indexed and Inverse Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

13

BlackRock Large Cap Core V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Large Cap Core V.I. Fund	3
	Risk/Return Information	4
	Expenses and Fees	5
	Financial Highlights	6

Details About the Fund	How the Fund Invests	9
	Investment Risks	11

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Large Cap Core V.I. Fund

This prospectus provides information about the BlackRock Large Cap Core V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek high total investment return.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock of large cap companies included at the time of purchase in the Russell 1000® Index. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Investing Style Risk — The Fund, with respect to its equity investments, follows an investing style that favors both growth companies and value companies. Historically, growth investments have performed best during the later stages of economic expansion and value investments have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may over time go in and out of favor. At times when these investing styles are out of favor, the Fund may underperform other equity funds that use different investing styles.

  Equity Securities Risk — Equity stocks included common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of large cap equity securities

  Are willing to accept the risk that the value of their investment may decline in order to seek high total investment return

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a core investment style

3

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Class I Shares (in the chart) and for Class I, Class II and Class III Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Russell 1000® Index and certain other broad based indices. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Large Cap Core Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended December 31, 1999) and the lowest return for a quarter was –20.12% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Large Cap Core Fund; Class I Shares	–38.75%	0.13%	1.89%

Large Cap Core Fund; Class II Shares[1]	–38.85%	0.01%	1.75%

Large Cap Core Fund; Class III Shares[1]	–38.91%	–0.12%	1.64%

Russell 1000® Index (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–37.60%	–2.04%	–1.09%

[1]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, which have not recommenced operations as of December 31, 2008, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distributors (12b-1) fees applicable to Class II and Class III Shares.

4

Expenses and Fees

The Fund offers three classes of shares to the Participating Insurance Companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I, Class II and Class III Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares	Class II Shares	Class III Shares

Management Fee	0.48%	0.48%	0.48%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses	0.12%	0.11%	0.12%

Total Annual Fund Operating Expenses1	0.60%	0.74%	0.85%

[1]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.25% (for Class I Shares), 1.40% (for Class II Shares) and 1.50% (for Class III Shares) of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$61	$192	$335	$750

Class II	$76	$237	$411	$918

Class III	$87	$271	$471	$1,049

5

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$29.75	$32.17	$31.69	$29.38	$25.36

Net investment income[1]	0.27	0.31	0.30	0.19	0.22

Net realized and unrealized gain (loss)	(11.80)	2.41	4.34	3.68	4.04

Net increase (decrease) from investment operations	(11.53)	2.72	4.64	3.87	4.26

Dividends and distributions from:
Net investment income	(0.31)	(0.34)	(0.32)	(0.20)	(0.24)
Net realized gain	(0.53)	(4.80)	(3.84)	(1.36)	—

Total dividends and distributions	(0.84)	(5.14)	(4.16)	(1.56)	(0.24)

Net asset value, end of year	$17.38	$29.75	$32.17	$31.69	$29.38

Total Investment Return:[2]

Based on net asset value	(38.75)%	8.34%	14.74%	13.20%	16.79%

Ratios to Average Net Assets:

Total expenses	0.60%	0.55%	0.53%	0.54%	0.53%

Net investment income	1.12%	0.91%	0.91%	0.62%	0.84%

Supplemental Data:

Net assets, end of year (000)	$225,183	$476,467	$537,525	$538,794	$543,352

Portfolio turnover	104%	72%	72%	75%	131%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

6

Financial Highlights (continued)

	Class II
	Year Ended December 31,				Period September 30, 2004[1] to December 31, 2004
	2008	2007	2006	2005

Per Share Operating Performance:

Net asset value, beginning of period	$29.74	$32.18	$31.69	$29.38	$26.07

Net investment income[2]	0.21	0.24	0.25	0.16	0.12

Net realized and unrealized gain (loss)	(11.77)	2.42	4.35	3.69	3.43

Net increase (decrease) from investment operations	(11.56)	2.66	4.60	3.85	3.55

Dividends and distributions from:
Net investment income	(0.25)	(0.30)	(0.27)	(0.18)	(0.24)
Net realized gain	(0.53)	(4.80)	(3.84)	(1.36)	—

Total dividends and distributions	(0.78)	(5.10)	(4.11)	(1.54)	(0.24)

Net asset value, end of period	$17.40	$29.74	$32.18	$31.69	$29.38

Total Investment Return:[3]

Based on net asset value	(38.85)%	8.16%	14.61%	13.13%	13.61%[4]

Ratios to Average Net Assets:

Total expenses	0.74%	0.71%	0.68%	0.69%	0.53%[5]

Net investment income	0.84%	0.72%	0.75%	0.53%	1.70%[5]

Supplemental Data:

Net assets, end of period (000)	$1,644	$3,974	$1,973	$2,025	$1

Portfolio turnover	104%	72%	72%	75%	131%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude insurance-related fees and expenses.

[4]	Aggregate total investment return.

[5]	Annualized.

7

Financial Highlights (concluded)

	Class III
	Year Ended December 31,			Period September 30, 2004[2] to December 31, 2004
	2007[1]	2006	2005

Per Share Operating Performance:

Net asset value, beginning of period	$32.23	$31.76	$29.38	$26.07

Net investment income[3]	0.23	0.28	0.20	0.12

Net realized and unrealized gain	2.42	4.35	3.74	3.43

Net increase from investment operations	2.65	4.63	3.94	3.55

Dividends and distributions from:
Net investment income	(0.25)	(0.32)	(0.20)	(0.24)
Net realized gain	(4.80)	(3.84)	(1.36)	—

Total dividends and distributions	(5.05)	(4.16)	(1.56)	(0.24)

Net asset value, end of period	$29.83	$32.23	$31.76	$29.38

Total Investment Return:[4]

Based on net asset value	8.12%	14.68%	13.43%	13.61%[5]

Ratios to Average Net Assets:

Total expenses	0.76%	0.60%	0.54%	0.53%[6]

Net investment income	0.68%	0.85%	0.67%	1.70%[6]

Supplemental Data:

Net assets, end of period (000)	— [1]	$1	$1	$1

Portfolio turnover	72%	72%	75%	131%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Total investment returns exclude insurance-related fees and expenses.

[5]	Aggregate total investment return.

[6]	Annualized.

8

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek high total investment return.

Investment Process

The Fund has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

In selecting securities for the Fund’s portfolio, the Manager uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Manager looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined — if the Manager believes that a company is overvalued, it will not be considered as an investment for the Fund. After the initial screening is done, the Manager relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Manager believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Fund generally will not hold all the stocks in the Russell 1000® Index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the benchmark, however, the Manager reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

  Relative price to earnings and price-to-book ratios

  Stability and quality of earnings

  Earnings momentum and growth

  Weighted median market capitalization of the Fund’s portfolio

  Allocation among the economic sectors of the Fund’s portfolio as compared to the index

  Weighted individual stocks within the index

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Primary Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock of large cap companies included at the time of purchase in the Russell 1000® Index. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Each Fund may invest in unsponsored Depositary Receipts.

  Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

9

  Derivatives — The Fund may use derivative instruments to hedge its investments. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.

  Foreign Securities — The Fund may invest in companies located in countries other than the United States.

  U.S. Government Obligations — The Fund may invest in debt of the United States government. There are no restrictions on the maturity of the debt securities in which the Fund may invest.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Temporary Defensive Strategies — As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

10

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Investing Style Risk — The Fund, with respect to its equity investments, follows an investing style that favors both growth companies and value companies. Historically, growth investments have performed best during the later stages of economic expansion and value investments have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may over time go in and out of favor. At times when these investing styles are out of favor, the Fund may underperform other equity funds that use different investing styles.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

11

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

12

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

13

BlackRock Large Cap Growth V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Large Cap Growth V.I. Fund	3
	Risk/Return Information	4
	Expenses and Fees	5
	Financial Highlights	6

Details About the Fund	How the Fund Invests	8
	Investment Risks	10

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Large Cap Growth V.I. Fund

This prospectus provides information about the BlackRock Large Cap Growth V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term capital growth. The investment objective of the Fund is a fundamental policy that may be changed only by a shareholder vote.

What is the Fund’s main investment strategy?

The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies the Manager selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index. The Fund seeks to outperform the Russell 1000® Growth Index by investing primarily in equity securities that the Manager believes have good prospects for earnings growth.

The Fund may purchase common stock, preferred stock, convertible securities and other instruments.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Investing Style Risk — The Fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Equity Securities Risk — Equity stocks include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities

  Are willing to accept the risk that the value of their investment may decline in order to seek long-term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a growth investment style

3

Risk/Return Information

The Fund commenced operations on November 24, 2003. The Fund, however, is the successor to Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc. (“ML Large Cap Growth”), substantially all of the assets of which were acquired by the Fund on November 24, 2003. The Fund and ML Large Cap Growth had identical investment objectives and policies and used the same portfolio management personnel.

The bar chart and table shown below provide an indication of the risks of investing in the Fund. Prior to November 24, 2003, the bar chart and table are based upon the performance of ML Large Cap Growth. The bar chart shows changes in the Fund’s performance for Class I Shares for each complete calendar year since ML Large Cap Growth’s inception. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Russell 1000® Growth Index, a broad measure of market performance. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How ML Large Cap Growth and the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Large Cap Growth Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 13.97% (quarter ended June 30, 2003) and the lowest return for a quarter was –21.89% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	Since Inception[1]

Large Cap Growth Fund; Class I Shares	–40.70%	–3.85%	–2.56%

Large Cap Growth Fund; Class III Shares[2]	–40.89%	–4.09%	–2.81%

Russell 1000® Growth Index (Reflects no deduction for
fees, expenses or taxes, or payments of sales charges)	–38.44%	–3.42%	–5.03%

[1]	Fund inception date is April 30, 1999.

[2]	The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of Class I Shares of the Fund and of ML Large Cap Growth. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

4

Expenses and Fees

The Fund offers two classes of shares to the Participating Insurance Companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I and Class III Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares	Class III Shares

Management Fee	0.65%	0.65%

Distribution (12b-1) Fees	None	0.25%

Other Expenses[1]	0.14%	0.14%

Total Annual Fund Operating Expenses[2]	0.79%	1.04%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.25% (for Class I Shares) and 1.50% (for Class III Shares) of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$81	$252	$439	$978

Class III	$106	$331	$574	$1,271

5

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$12.71	$11.76	$11.00	$9.96	$9.26

Net investment income[1]	0.05	0.03	0.03	0.02	0.02

Net realized and unrealized gain (loss)	(5.22)	0.96	0.76	1.04	0.70

Net increase (decrease) from investment operations	(5.17)	0.99	0.79	1.06	0.72

Dividends from net investment income	(0.05)	(0.04)	(0.03)	(0.02)	(0.02)

Net asset value, end of year	$7.49	$12.71	$11.76	$11.00	$9.96

Total Investment Return:[2]

Based on net asset value	(40.70)%	8.39%	7.21%	10.64%	7.80%

Ratios to Average Net Assets:

Total expenses, after waiver	0.79%	0.76%	0.76%	0.60%	0.79%

Total expenses	0.79%	0.76%	0.76%	0.77%	0.79%

Net investment income	0.45%	0.28%	0.30%	0.20%	0.23%

Supplemental Data:

Net assets, end of year (000)	$111,216	$208,573	$215,808	$205,406	$181,406

Portfolio turnover	139%	86%	116%	105%	155%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

6

Financial Highlights (concluded)

	Class III
	Year Ended December 31,				Period May 19, 2004[1] to December 31, 2004
	2008	2007	2006	2005

Per Share Operating Performance:

Net asset value, beginning of period	$12.68	$11.74	$10.99	$9.95	$8.92

Net investment income (loss)[2]	0.02	(0.00)[3]	0.00[4]	(0.00)[3]	0.02

Net realized and unrealized gain (loss)	(5.21)	0.95	0.76	1.04	1.02

Net increase (decrease) from investment operations	(5.19)	0.95	0.76	1.04	1.04

Dividends from net Investment income	(0.02)	(0.01)	(0.01)	(0.00)[3]	(0.01)

Net asset value, end of period	$7.47	$12.68	$11.74	$10.99	$9.95

Total Investment Return:[5]

Based on net asset value	(40.89)%	8.07%	6.88%	10.47%	11.68%[6]

Ratios to Average Net Assets:

Total expenses after waiver	1.04%	1.01%	1.01%	0.84%	1.05%[7]

Total expenses	1.04%	1.01%	1.01%	1.02%	1.05%[7]

Net investment income (loss)	0.23%	(0.01)%	0.02%	(0.01)%	0.28%[7]

Supplemental Data:

Net assets, end of period (000)	$2,707	$3,597	$3,109	$1,387	$431

Portfolio turnover	139%	86%	116%	105%	155%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Amount is less than $0.01 per share.

[5]	Total investment returns exclude insurance-related fees and expenses.

[6]	Aggregate total investment return.

[7]	Annualized.

7

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek long-term capital growth. The investment objective of the Fund is a fundamental policy that may be changed only by a shareholder vote.

Investment Process

The Fund will seek to outperform the Russell 1000® Growth Index by investing in equity securities that the Manager believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000® securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.

In selecting securities for the Fund’s portfolio from the Fund’s benchmark universe, the Manager uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Manager looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined — if the Manager believes that a company is overvalued, it will not be considered as an investment for the Fund. After the initial screening is done, the Manager relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Manager believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Fund generally will not hold all the stocks in the Russell 1000® Growth Index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the benchmark, however, the Manager reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

  Relative price-to-earnings and price-to-book ratios

  Stability and quality of earnings

  Earnings momentum and growth

  Weighted median market capitalization of the Fund’s portfolio

  Allocation among the economic sectors of the Fund’s portfolio as compared to the index

  Weighted individual stocks within the index

The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

Primary Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies the Manager selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index. The Fund seeks to outperform the Russell 1000® Growth Index by investing primarily in equity securities that the Manager believes have good prospects for earnings growth.

The Fund may purchase common stock, preferred stock, convertible securities and other instruments.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Each Fund may invest in unsponsored Depositary Receipts.

8

  Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Derivatives — The Fund may use derivative instruments to hedge its investments. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.

  Foreign Securities — The Fund may invest in companies located in countries other than the United States.

  U.S. Government Obligations — The Fund may invest in debt of the United States government. There are no restrictions on the maturity of the debt securities in which the Fund may invest.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Temporary Defensive Strategies — As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

9

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

10

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

11

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreement Risk — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

12

BlackRock Large Cap Value V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts About BlackRock Large Cap Value V.I. Fund	3
	Risk/Return Information	4
	Expenses and Fees	5
	Financial Highlights	6

Details About the Fund	How the Fund Invests	9
	Investment Risks	11

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Large Cap Value V.I. Fund

This prospectus provides information about the BlackRock Large Cap Value V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term capital growth.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies included at the time of purchase in the Russell 1000® Value Index. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund seeks to outperform the Russell 1000® Value Index by investing primarily in equity securities that the Manager believes are undervalued.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Equity Securities Risk — Equity Stocks include common and preferred stock. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities

  Are willing to accept the risk that the value of their investment may decline in order to seek long-term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a value investment style

3

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Class I Shares (in the chart) and for Class I, Class II and Class III Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Russell 1000® Value Index, a broad measure of market performance. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Large Cap Value Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 16.34% (quarter ended June 30, 2003) and the lowest return for a quarter was –21.75% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	Since Inception[1]

Large Cap Value Fund; Class I Shares	–37.26%	1.72%	3.61%

Large Cap Value Fund; Class II Shares[2]	–37.38%	1.62%	3.49%

Large Cap Value Fund; Class III Shares[2]	–37.41%	1.47%	3.35%

Russell 1000® Value Index (Reflects no deduction for
fees, expenses or taxes, or payment of sales charges)	–36.85%	–0.79%	0.41%

[1]	Fund inception date is April 23, 2001.

[2]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares and the returns for Class III Shares, which have not recommenced operations as of December 31, 2008, are based upon performance of the Fund’s Class I Shares. The returns for Class II Shares and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

4

Expenses and Fees

The Fund offers three classes of shares to the Participating Insurance Companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I, Class II and Class III Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares	Class II Shares	Class III Shares

Management Fee	0.75%	0.75%	0.75%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses[1]	0.16%	0.16%	0.16%

Total Annual Fund Operating Expenses[2]	0.91%	1.06%	1.16%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.25% (for Class I Shares), 1.40% (for Class II Shares) and 1.50% (for Class III Shares) of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$ 93	$290	$504	$1,120

Class II	$108	$337	$585	$1,294

Class III	$118	$368	$638	$1,409

5

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$13.32	$14.98	$14.31	$13.36	$11.90

Net investment income[1]	0.13	0.15	0.12	0.09	0.12

Net realized and unrealized gain (loss)	(5.09)	0.75	2.16	2.19	2.31

Net increase (decrease) from investment operations	(4.96)	0.90	2.28	2.28	2.43

Dividends and distributions from:
Net investment income	(0.09)	(0.16)	(0.13)	(0.08)	(0.11)
Net realized gain	(0.16)	(2.40)	(1.48)	(1.25)	(0.86)

Total dividends and distributions	(0.25)	(2.56)	(1.61)	(1.33)	(0.97)

Net asset value, end of year	$8.11	$13.32	$14.98	$14.31	$13.36

Total Investment Return:[2]

Based on net asset value	(37.26)%	5.88%	16.01%	17.39%	20.38%

Ratios to Average Net Assets:

Total expenses	0.91%	0.86%	0.83%	0.85%	0.85%

Net investment income	1.17%	0.93%	0.81%	0.64%	0.91%

Supplemental Data:

Net assets, end of year (000)	$149,944	$203,634	$231,547	$214,033	$148,484

Portfolio turnover	117%	75%	68%	74%	116%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

6

Financial Highlights (continued)

	Class II
	Year Ended December 31,				Period September 30, 2004[1] to December 31, 2004
	2008	2007	2006	2005

Per Share Operating Performance:

Net asset value, beginning of period	$13.34	$14.98	$14.31	$13.36	$12.70

Net investment income[2]	0.11	0.17	0.12	0.09	0.04

Net realized and unrealized gain (loss)	(5.10)	0.71	2.16	2.19	1.59

Net increase (decrease) from investment operations	(4.99)	0.88	2.28	2.28	1.63

Dividends and distributions from:
Net investment income	(0.07)	(0.12)	(0.13)	(0.08)	(0.11)
Net realized gain	(0.16)	(2.40)	(1.48)	(1.25)	(0.86)

Total dividends and distributions	(0.23)	(2.52)	(1.61)	(1.33)	(0.97)

Net asset value, end of period	$8.12	$13.34	$14.98	$14.31	$13.36

Total Investment Return:[3]

Based on net asset value	(37.38)%	5.70%	16.01%	17.39%	12.80%[4]

Ratios to Average Net Assets:

Total expenses	1.06%	0.99%	0.86%	0.85%	0.85%[5]

Net investment income	0.98%	0.88%	0.80%	0.67%	1.31%[5]

Supplemental Data:

Net assets, end of period (000)	$494	$3	$2	$1	$1

Portfolio turnover	117%	75%	68%	74%	116%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude insurance-related fees and expenses.

[4]	Aggregate total investment return.

[5]	Annualized.

7

Financial Highlights (concluded)

	Class III
	Year Ended December 31,			Period September 30, 2004[2] to December 31, 2004
	2007[1]	2006	2005

Per Share Operating Performance:

Net asset value, beginning of period	$14.97	$14.31	$13.36	$12.70

Net investment income[3]	0.11	0.12	0.09	0.04

Net realized and unrealized gain	0.76	2.15	2.19	1.59

Net increase from investment operations	0.87	2.27	2.28	1.63

Dividends and distributions from:
Net investment income	(0.12)	(0.13)	(0.08)	(0.11)
Net realized gain	(2.40)	(1.48)	(1.25)	(0.86)

Total dividends and distributions	(2.52)	(1.61)	(1.33)	(0.97)

Net asset value, end of period	$13.32	$14.97	$14.31	$13.36

Total Investment Return:[4]

Based on net asset value	5.69%	15.94%	17.39%	12.80%[5]

Ratios to Average Net Assets:

Total expenses	1.06%	0.88%	0.85%	0.85%[6]

Net investment income	0.73%	0.78%	0.67%	1.31%[6]

Supplemental Data:

Net assets, end of period (000)	—[1]	$2	$1	$1

Portfolio turnover	75%	68%	74%	116%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Total investment returns exclude insurance-related fees and expenses.

[5]	Aggregate total investment return.

[6]	Annualized.

8

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek long-term capital growth.

Investment Process

The Fund will seek to outperform the Russell 1000® Value Index by investing in equity securities that the Manager believes are selling at below normal valuations. The Russell 1000® Value Index, another subset of the Russell 1000® Index, consists of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

In selecting securities for the Fund’s portfolio from the Fund’s benchmark universe, the Manager uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Manager looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined — if the Manager believes that a company is overvalued, it will not be considered as an investment for the Fund. After the initial screening is done, the Manager relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Manager believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Fund generally will not hold all the stocks in the Russell 1000® Value Index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the benchmark, however, the Manager reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

  Relative price-to-earnings and price-to-book ratios

  Stability and quality of earnings

  Earnings momentum and growth

  Weighted median market capitalization of the Fund’s portfolio

  Allocation among the economic sectors of the Fund’s portfolio as compared to the index

  Weighted individual stocks within the index

The Fund has no stated minimum holding period for investments, and will buy and sell securities whenever Fund management sees an appropriate opportunity.

Primary Investment Strategies

The Fund seeks to outperform the Russell 1000® Value Index by investing primarily in equity securities that the Manager believes are selling at below normal valuations.

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies included at the time of purchase in the Russell 1000® Value Index. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund seeks to outperform the Russell 1000® Value Index by investing primarily in equity securities that the Manager believes are undervalued.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Each Fund may invest in unsponsored Depositary Receipts.

9

  Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Derivatives — The Fund may use derivative instruments to hedge its investments. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.

  Foreign Securities — The Fund may invest in companies located in countries other than the United States.

  U.S. Government Obligations — The Fund may invest in debt of the United States government. There are no restrictions on the maturity of the debt securities in which the Fund may invest.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Temporary Defensive Strategies — As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

10

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

11

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

12

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

13

BlackRock Money Market V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts About BlackRock Money Market V.I. Fund	3
	Risk/Return Information	5
	Expenses and Fees	6
	Financial Highlights	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	10
	Additional Information	12

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Money Market V.I. Fund

This prospectus provides information about the BlackRock Money Market V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

What is the Fund’s main investment strategy?

The Fund seeks to produce current income while attempting to maintain a share value of $1.00.

The Fund invests in short-term U.S. money market instruments. These instruments are generally debt securities that mature within 13 months. Other than U.S. government and U.S. government agency securities, the Fund only invests in money market instruments of issuers with one of the two highest short-term ratings from a nationally recognized credit rating organization or unrated instruments that, in the opinion of Fund management, are of similar credit quality.

The money market instruments in which the Fund may invest include: U.S. Government Securities, U.S. Government Agency Securities, Bank Money Instruments, Commercial Paper, Short-Term Obligations, Floating Rate Obligations, Insurance Company Obligations, Master Notes and other eligible investments.

The Fund may invest in securities issued by U.S. Government agencies, instrumentalities of the U.S. Government, and U.S. Government sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities, including but not limited to those issued by Fannie Mae and Freddie Mac, are not guaranteed by the U.S. government or backed by the full faith and credit of the United States.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

  Government Agency Securities Risk — Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

  Money Market Fund Risks — An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, in order to maintain a constant $1.00 per share net asset value, the Fund may reduce the number of shares held by its shareholders.

3

  Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive a $1.00 net asset value for amounts they held as of September 19, 2008, subject to the terms of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds, (the “Treasury Guarantee Program”), which has been extended through September 18, 2009.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are investing with short-term goals in mind

  Are looking for preservation of capital

  Are looking for current income and liquidity

4

Risk/Return Information

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class I Shares for each of the last ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Money Market Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.54% (quarter ended September 30, 2000) and the lowest return for a quarter was 0.15% (quarter ended March 31, 2004).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Money Market Fund; Class I Shares	2.53%	3.09%	3.23%

5

Expenses and Fees

The Fund offers one class of shares to the Participating Insurance Companies to support your Contract.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares

Management Fee	0.50%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.13%

Total Annual Fund Operating Expenses[1,2]	0.63%

[1]	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the accrual of the Treasury Guarantee Program participation fees in the current fiscal year in the aggregate amount of 0.04% of the Fund's net asset value as of September 19, 2008.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$64	$202	$351	$786

6

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0249	0.0476	0.0443	0.0266	0.0092

Net realized and unrealized gain (loss)	0.0001	0.0002	0.0003	0.0001	(0.0009)

Net increase from investment operations	0.0250	0.0478	0.0446	0.0267	0.0083

Dividends from net investment income	(0.0249)	(0.0476)	(0.0443)	(0.0266)	(0.0092)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:[1]

Based on net asset value	2.53%	4.86%	4.48%	2.66%	0.92%

Ratios to Average Net Assets:

Total expenses	0.60%	0.58%	0.58%	0.59%	0.57%

Net investment income and net realized gain (loss)	2.52%	4.76%	4.45%	2.63%	0.89%

Supplemental Data:

Net assets, end of year (000)	$288,032	$307,056	$275,563	$267,028	$314,351

[1]	Total investment returns exclude insurance-related fees and expenses.

7

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Investment Process

BlackRock considers a variety of factors when choosing investments for the Fund, including the following:

Quality

The Fund management team will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical rating organizations (“NRSROs”), or one such rating if the security is rated by only one NRSRO. Securities that do not have a short-term rating must be determined by Fund management to be of comparable quality.

Maturity

The Fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The Fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The securities in which the Fund invests may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and fluctuate more in value.

The Fund seeks to maintain a net asset value of $1.00 per share. The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended and other rules of the Securities and Exchange Commission.

Primary Investment Strategies

The Fund seeks to produce current income while attempting to maintain a share value of $1.00.

The Fund invests in short-term U.S. money market instruments. These instruments are generally debt securities that mature within 13 months. Other than U.S. Government and U.S. Government agency securities, the Fund only invests in money market instruments of issuers with one of the two highest short-term ratings from a nationally recognized credit rating organization or unrated instruments that, in the opinion of Fund management, are of similar credit quality.

The money market instruments in which the Fund may invest include:

  U.S. Government Securities — Debt securities issued or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

  U.S. Government Agency Securities — Debt securities issued or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and government instrumentalities. Agency securities may be supported only by the credit of the issuer, not the full faith and credit of the United States.

  Bank Money Instruments — Obligations of commercial banks or other depository institutions, such as certificates of deposit, time deposits, bank notes and bankers’ acceptances.

  Commercial Paper — Obligations, usually of nine months or less, issued by corporations and other businesses for short-term funding.

  Short-Term Obligations — Corporate debt and asset-backed securities with a period of 397 days or less remaining to maturity.

  Floating Rate Obligations — Obligations of government agencies, corporations, depository institutions or other issuers which periodically reset their interest rate to reflect a current market rate, such as the federal funds rate or a bank’s prime rate, or the level of an interest rate index, such as LIBOR (a well-known short-term interest rate index).

  Insurance Company Obligations — Short-term funding agreements and guaranteed insurance contracts with fixed or floating interest rates.

8

  Master Notes — Variable principal amount demand instruments issued by securities firms and other corporate issuers.

  Other Eligible Investments — Other money market instruments permitted by SEC rules governing money market funds.

The Fund may invest in securities issued by U.S. Government agencies, instrumentalities of the U.S. Government, and U.S. Government sponsored enterprises, such as Fannie Mae and Freddie Mac. These securities, including but not limited to those issued by Fannie Mae and Freddie Mac, are not guaranteed by the U.S. government or backed by the full faith and credit of the United States.

Fund management will vary the types of money market instruments in the Fund’s portfolio, as well as the Fund’s average maturity, in response to its assessment of the relative value of different securities and future short-term interest rates.

The Fund will only invest in money market obligations of U.S. issuers. For this purpose, the Fund may consider an obligation of a foreign subsidiary of a U.S. company to be an obligation of a U.S. issuer if the obligation is fully guaranteed by the U.S. parent company.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Repurchase Agreements — Repurchase agreements are transactions in which the Fund purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Fund. The Fund may engage in repurchase agreements involving any of the above instruments (without regard to the instrument’s maturity).

  Reverse Repurchase Agreements — Reverse repurchase agreements are transactions in which the Fund sells a security with the obligation to repurchase the security shortly thereafter at a specified price which reflects a payment by the Fund. The Fund profits from entering into a reverse repurchase agreement by reinvesting the proceeds of the sale at a higher return than it has to pay to repurchase its security.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 10% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

ABOUT THE PORTFOLIO MANAGER OF THE FUND

The Fund is managed by Thomas Kolimago, CFA. Mr. Kolimago is primarily responsible for the day-to-day management of the Fund’s portfolio. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

9

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. “Investment Objectives and Policies” in the Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds, which has been extended to September 18, 2009.

Liquidity Risks — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Call Risk — Call risk is the chance that during periods of falling interest rates, an issuer of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential income and may have to invest the proceeds in bonds with lower yields.

Government Agency Securities Risk — Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Money Market Fund Risks — An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, in order to maintain a constant $1.00 per share net asset value, the Fund may reduce the number of shares held by its shareholders.

Mortgage Backed Securities Risks — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of the Fund’s portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities

10

in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Asset-Backed Securities Risks — Asset-backed securities are fixed-income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than that of shorter-term securities.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Repurchase Agreement Risk — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Reverse Repurchase Agreement Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

11

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Additional Information

The Fund has been accepted into the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for Money Market Funds, which the U.S. Treasury has announced has been extended through September 30, 2009. The Board of Directors has elected to extend coverage under the Program on behalf of the Fund.

The Program provides a guarantee to shareholders of the Fund up to the amount held in the Fund as of the close of business on September 19, 2008. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. This means that any increase in the number of shares an investor holds over the amount held after the close of business on September 19, 2008 is not covered under the Program. It also means that if an investor’s balance is below its September 19, 2008 level, the investor can bring it back up to that level and it will be covered. Note that the Program applies only to the account in which the shares were held on September 19, 2008. If an investor closes an account and reinvests in the Fund through a new account, the new balance would not be covered.

The Program is temporary and set to expire on September 19, 2009. The Fund has paid to be covered under the Program. For the initial three months of the Program (ending December 18, 2008), the Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, for the first extension period (ending April 30, 2009), the Fund paid a participation fee of 0.015% of the Fund’s net asset value as of September 19, 2008, and for the second extension period (ending September 18, 2009), the Fund paid a participation fee of 0.015% of the Fund’s net asset value as of September 19, 2008. The Program is implemented under the Treasury’s Exchange Stabilization Fund (ESF), and guarantee payments under the Program will not exceed the amount available within the ESF at the date of payment. Currently, ESF assets are about $50 billion. For additional information on the Guarantee Program, you can visit the U.S. Treasury’s website at www.ustreas.gov.

Neither this prospectus nor the Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. More specific information or additional information can be obtained by going to www.blackrock.com or the Fund’s website.

12

BlackRock S&P 500 Index V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts About BlackRock S&P 500 Index V.I. Fund	3
	Risk/Return Information	4
	Expenses and Fees	5
	Financial Highlights	6

Details About the Fund	How the Fund Invests	8
	Investment Risks	9

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock S&P 500 Index V.I. Fund

This prospectus provides information about the BlackRock S&P 500 Index V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).

What is the Fund’s main investment strategy?

The Fund tries to match the performance of the S&P 500 as closely as possible before the deduction of Fund expenses. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses and which collectively represent a substantial portion of all common stocks publicly traded in the United States.

Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 and in derivative instruments linked to the S&P 500. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund will generally invest substantially all of its assets in such common stocks and instruments. The Fund employs a “passive” approach that attempts to remain invested at all times in a portfolio of assets the performance of which is expected to match approximately that of the S&P 500.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Non-diversified Status Risk — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it is more exposed to the risks associated with and developments that affect an individual issuer than a fund that invests more widely.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing the volatility of the Fund.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are investing with long-term goals

  Want to invest in large U.S. companies

  Want to ensure that all or a portion of their assets match the performance of a broad equity market index

  Are willing to accept the risk that the value of their investment may decline in exchange for potentially higher long-term returns

  Are not looking for a significant amount of current income

3

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Class I Shares (in the chart) and for Class I and Class II Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the S&P 500 Index, a broad measure of market performance. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
S&P 500 Index Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 15.29% (quarter ended June 30, 2003) and the lowest return for a quarter was –22.00% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

S&P 500 Index Fund; Class I Shares	–37.22%	–2.47%	–1.72%

S&P 500 Index Fund; Class II Shares[1]	–37.33%	–2.68%	–1.90%

S&P 500 Index (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–37.00%	–2.19%	–1.38%

[1]	The returns for Class II Shares prior to September 30, 2004 the commencement of operations of Class II Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

4

Expenses and Fees

The Fund offers two classes of shares to the Participating Insurance Companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I and Class II Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares	Class II Shares

Management Fee	0.30%	0.30%

Distribution (12b-1) Fees	None	0.15%

Other Expenses[1]	0.13%	0.13%

Total Annual Fund Operating Expenses[2]	0.43%	0.58%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.25% (for Class I Shares) and 1.40% (for Class II Shares) of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$44	$138	$241	$542

Class II	$59	$186	$324	$726

5

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$18.60	$17.97	$15.81	$15.35	$14.12

Net investment income[1]	0.30	0.31	0.26	0.24	0.23

Net realized and unrealized gain (loss)	(7.23)	0.66	2.19	0.45	1.25

Net increase (decrease) from investment operations	(6.93)	0.97	2.45	0.69	1.48

Dividends and distributions from:
Net investment income	(0.33)	(0.34)	(0.29)	(0.23)	(0.25)
Net realized gain	(0.59)	—	—	—	—

Total dividends and distributions	(0.92)	(0.34)	(0.29)	(0.23)	(0.25)

Net asset value, end of year	$10.75	$18.60	$17.97	$15.81	$15.35

Total Investment Return:[2]

Based on net asset value	(37.22)%	5.38%	15.49%	4.49%	10.51%

Ratios to Average Net Assets:

Total expenses	0.43%	0.39%	0.40%	0.39%	0.39%

Net investment income	1.88%	1.66%	1.58%	1.52%	1.59%

Supplemental Data:

Net assets, end of year (000)	$143,897	$282,113	$341,200	$341,855	$398,558

Portfolio turnover	4%	10%	4%	10%	3%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

6

Financial Highlights (concluded)

	Class II
	Year Ended December 31,
	2008	2007	2006	2005	Period September 30, 2004[1] to December 31, 2004

Per Share Operating Performance:

Net asset value, beginning of period	$18.46	$17.97	$15.80	$15.34	$14.29

Net investment income[2]	0.27	0.28	0.26	0.24	0.10

Net realized and unrealized gain (loss)	(7.17)	0.54	2.20	0.45	1.20

Net increase (decrease) from investment operations	(6.90)	0.82	2.46	0.69	1.30

Dividends and distributions from:
Net investment income	(0.31)	(0.33)	(0.29)	(0.23)	(0.25)
Net realized gain	(0.59)	—	—	—	—

Total dividends and distributions	(0.90)	(0.33)	(0.29)	(0.23)	(0.25)

Net asset value, end of period	$10.66	$18.46	$17.97	$15.80	$15.34

Total Investment Return:[3]

Based on net asset value	(37.33)%	4.55%	15.56%	4.50%	9.12%[4]

Ratios to Average Net Assets:

Total expenses	0.58%	0.54%	0.39%	0.39%	0.39%[5]

Net investment income	1.79%	1.42%	1.59%	1.53%	2.60%[5]

Supplemental Data:

Net assets, end of period (000)	$2,129	$1,698	$1	$1	$1

Portfolio turnover	4%	10%	4%	10%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude insurance-related fees and expenses.

[4]	Aggregate total investment return.

[5]	Annualized.

7

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500 Index.

Investment Process

The S&P 500 is composed of five hundred common stocks. The stocks represented in the index are issued by large-capitalization U.S. companies in a wide range of businesses and collectively represent a substantial portion of all common stocks publicly traded in the United States. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. Currently, the largest stocks in the S&P 500 have many times the effect of most other stocks in the index. The stocks in the S&P 500 are chosen by S&P, a division of the McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. S&P’s selection of a stock for the S&P 500 does not mean that S&P believes the stock to be an attractive investment.

The Fund will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Fund management will attempt to remain invested at all times in a portfolio of assets the performance of which is expected to match approximately that of the S&P 500. The Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the S&P 500. Accordingly, it is anticipated that the Fund’s portfolio turnover and trading costs will be lower than actively managed funds.

Primary Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 and in derivative instruments linked to the S&P 500. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. In general, the Fund will invest substantially all of its assets in such common stocks and instruments. The Fund will generally invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. For example, if 5% of the S&P 500 is made up of the stock of a particular company, the Fund will normally invest approximately 5% of its assets in that company. This strategy is known as “full replication.” However, when Fund management believes it would be cost efficient, Fund management is authorized to deviate from full replication and to instead invest in a statistically selected sample of the five hundred stocks in the S&P 500 that has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

Fund management may also purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500’s performance to do so. If Fund management uses these techniques, the Fund may not track the S&P 500 as closely as it would if it were fully replicating the S&P 500.

  Short-Term Money Market Instruments — The Fund will also invest in short-term money market instruments as cash reserves. The Fund will not invest in options, futures, other derivative instruments or short-term money market instruments in order to lessen the Fund’s exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times.

8

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

ABOUT THE PORTFOLIO MANAGER OF THE FUND

The Fund is managed by Debra L. Jelilian. Ms. Jelilian is primarily responsible for the day-to-day management of the Fund’s portfolio. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio manager.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. “Investment Objectives and Policies” in the Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

Non-diversified Status Risk — The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it is more exposed to the risks associated with and developments that affect an individual issuer than a fund that invests more widely.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within

9

an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Derivatives Risks — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

10

BlackRock Total Return V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts About BlackRock Total Return V.I. Fund	3
	Risk/Return Information	5
	Expenses and Fees	6
	Financial Highlights	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	10

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Total Return V.I. Fund

This prospectus provides information about the BlackRock Total Return V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The primary investment objective of the Fund is to maximize total return, consistent with income generation and prudent investment management. The investment objective of the Fund is a fundamental policy that may be changed only by shareholder vote.

What is the Fund’s main investment strategy?

The Fund seeks to provide current income by investing in securities that pay interest or dividends. The Fund may also seek growth of capital by looking for investments that will increase in value. However, the Fund’s investments emphasize current income more than growth of capital.

The Fund under normal circumstances will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations. The Fund invests primarily in fixed-income securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Fixed-income securities in any of the four highest rating categories can be called “investment grade.” The Fund will invest most of its net assets in securities issued by U.S. companies, but may also invest in securities issued by foreign companies. The Fund may invest in fixed-income securities of any maturity or duration.

The Fund will invest most of its assets in securities issued by U.S. issuers, but may also invest a portion of its assets in securities issued by foreign issuers.

The Fund may also invest in derivative instruments both for hedging purposes and to seek to enhance its returns.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

3

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Derivatives Risks — Derivatives risks include the possibility that the counterparty may not satisfy its obligations under an instrument, that it may be difficult to sell or otherwise terminate certain derivative instruments in certain circumstances, and that small price movements may be multiplied through derivatives exposure, potentially significantly increasing volatility of the Fund.

  Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

  Junk Bond Risks — Junk bond risks include heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

  Sovereign Debt Risk — Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

  Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are looking for an investment that provides current income

  Want a professionally managed and diversified portfolio without the administrative burdens of direct investment in fixed-income securities

  Are willing to accept the risk of loss of income and principal by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general

4

Risk/Return Information

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class I Shares for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for each class of the High Income Fund’s shares with those of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark index, a broad measure of market performance. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Total Return Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 4.27% (quarter ended September 30, 2002) and the lowest return for a quarter was –7.01% (quarter ended September 30, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Total Return Fund; Class I Shares	–12.13%	0.26%	2.91%

Barclays Capital U.S. Aggregate Bond Index[1] (Reflects no deduction
for fees, expenses or taxes, or payment of sales charges)	5.24%	4.65%	5.63%

[1]	Barclays Capital U.S. Aggregate Bond Index was formerly the Lehman Brothers U.S. Aggregate Bond Index.

5

Expenses and Fees

The Fund offers one class of shares to the Participating Insurance Companies to support your Contract.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares

Management Fee	0.48%

Distribution (12b-1) Fees	None

Other Expenses	0.13%

Interest Expense[1]	0.14%

Total Annual Fund Operating Expenses[2]	0.75%

[1]	Interest Expense is required to be reported as part of operating expenses of the Fund for accounting purposes. The Fund incurs Interest Expense when making certain investments, such as reverse repurchase agreements and/or dollar roll transactions to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Fund’s use of those investments. The associated income or gain realized from such investments is not reflected in Expenses and Fees above.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$77	$240	$417	$930

6

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$11.77	$11.91	$11.95	$12.31	$12.21

Net investment income[1]	0.58	0.56	0.55	0.46	0.39

Net realized and unrealized gain (loss)	(1.97)	(0.14)	(0.03)	(0.22)	0.15

Net increase (decrease) from investment operations	(1.39)	0.42	0.52	0.24	0.54

Dividends from net investment income	(0.59)	(0.56)	(0.56)	(0.60)	(0.44)

Net asset value, end of year	$9.79	$11.77	$11.91	$11.95	$12.31

Total Investment Return:[2]

Based on net asset value	(12.13)%	3.65%	4.39%	1.98%	4.51%

Ratios to Average Net Assets:

Total expenses excluding interest expense	0.61%	0.57%	0.55%	0.53%	0.51%

Total expenses	0.75%	0.57%	0.55%	0.53%	0.51%

Net investment income	5.20%	4.78%	4.70%	3.71%	3.17%

Supplemental Data:

Net assets, end of year (000)	$217,700	$345,744	$434,871	$508,247	$613,572

Portfolio turnover	787%[3]	326%	272%	235%	194%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

[3]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 548%.

7

Details About the Fund

How the Fund Invests

Investment Goal

The primary investment objective of the Fund is to maximize total return, consistent with income generation and prudent investment management. The investment objective of the Fund is a fundamental policy that may be changed only by shareholder vote.

Investment Process

The Fund invests primarily in a diversified portfolio of investment grade fixed-income securities of any duration or maturity. The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Primary Investment Strategies

The Fund typically invests at least 90% of its assets in fixed-income securities. The fixed-income securities in which the Fund may invest consist of:

  U.S. Government debt securities

  Corporate debt securities issued by U.S. and foreign companies

  Asset-backed securities

  Mortgage-backed securities

  Preferred securities issued by U.S. and foreign companies

  Corporate debt securities and preferred securities convertible into common stock

  Foreign sovereign debt instruments

  Money market securities

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days prior notice to shareholders. The Fund invests primarily in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating services (Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Securities rated in any of the four highest rating categories are known as “investment grade” securities.

The Fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the Fund’s investment in foreign securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the Fund may also invest in issuers elsewhere, including high credit-quality sovereign and corporate issuers in emerging markets.

The Fund may invest a portion of its assets in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities. The Fund may also enter into dollar rolls.

The Fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays Capital U.S. Aggregate Bond Index. The Fund may also invest in credit linked notes, credit linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The Fund may also invest in repurchase agreements, when-issued and delayed-delivery securities, and forward commitments.

The Fund may invest up to 20% of its net assets in fixed-income securities that are rated below investment grade by at least one of the recognized rating agencies, including Moody’s, S&P or Fitch or in unrated securities of equivalent credit quality.

8

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Short Sales — The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Fund may also make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

  Emerging markets issuers — The Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

  Temporary Defensive Strategies — Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. Government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of the Fund’s shares or for the Fund to achieve its investment objectives.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). Each Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

9

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the markets or other securities selected by other funds. This means you may lose money.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody’s (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

10

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will

11

have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of the Fund’s portfolio to increase. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Asset-Backed Securities Risks — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities. Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Junk Bond Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

12

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Sovereign Debt Risk — Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Liquidity Risks — Liquidity risks refer to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund becomes a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

13

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Equity Securities Risk — Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Indexed and Inverse Floating Rate Securities Risks — The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

14

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts Risks — The Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

15

BlackRock Utilities and Telecommunications V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts About BlackRock Utilities and Telecommunications V.I. Fund	3
	Risk/Return Information	5
	Expenses and Fees	6
	Financial Highlights	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	10

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Utilities and Telecommunications V.I. Fund

This prospectus provides information about the BlackRock Utilities and Telecommunications V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek both capital appreciation and current income through investment of at least 80% of its assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of Fund management, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

What is the Fund’s main investment strategy?

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities and fixed-income securities issued by utilities companies. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund may invest in common stock, preferred stock and bonds. The Fund intends to invest primarily in equity securities, but Fund management changes its allocation among these types of investments as it sees appropriate to seek to meet the Fund’s objective. The fixed-income securities in which the Fund invests generally are limited to those rated investment grade. The Fund may invest in both U.S. and foreign securities. The Fund can buy securities that are denominated in foreign currencies. The foreign securities in which the Fund invests may be issued by companies located in both developed and emerging markets.

The Fund tries to choose some investments that will increase in value and others that pay dividends or interest.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Utility Industry Risk — When interest rates go up, the value of securities issued by utilities companies historically has gone down. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

  Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector or industry than a more broadly diversified fund. Because the Fund invests primarily in one sector, there is the risk that the Utilities and Telecommunications Fund will perform poorly during a downturn in that sector.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Utilities and Telecommunications Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of

3

the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

  Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are looking for capital appreciation for long-term goals, but also seek some current income

  Want a professionally managed and diversified portfolio of utilities companies

  Want to diversify their portfolio to include utilities companies

  Are willing to accept the risks of foreign investing in order to seek both capital appreciation and current income

  Are willing to accept the risk that the value of their investment may decline in order to seek both capital appreciation and current income

4

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Class I Shares. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Standard & Poor’s (“S&P”) 500 Index and the S&P Utilities Index, each a broad measure of market performance. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Utilities and Telecommunications Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 16.04% (quarter ended June 30, 2003) and the lowest return for a quarter was –22.23% (quarter ended September 30 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Utilities and Telecommunications Fund; Class I Shares	–33.85%	8.48%	3.29%

S&P 500 Index (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–37.00%	–2.19%	–1.38%

S&P Utilities Index (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–28.98%	8.29%	2.72%

5

Expenses and Fees

The Fund offers one class of shares to the Participating Insurance Companies to support your Contract.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares

Management Fee	0.60%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.28%

Total Annual Fund Operating Expenses[2]	0.88%

[1]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$90	$281	$488	$1,084

6

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$12.60	$11.93	$10.06	$9.03	$7.37

Net investment income[1]	0.25	0.22	0.31	0.24	0.20

Net realized and unrealized gain (loss)	(4.43)	2.87	2.19	1.03	1.67

Net increase (decrease) from investment operations	(4.18)	3.09	2.50	1.27	1.87

Dividends and distributions from:
Net investment income	(0.26)	(0.23)	(0.32)	(0.24)	(0.21)
Net realized gain	(0.47)	(2.19)	(0.31)	—	—

Total dividends and distributions	(0.73)	(2.42)	(0.63)	(0.24)	(0.21)

Net asset value, end of year	$7.69	$12.60	$11.93	$10.06	$9.03

Total Investment Return:[2]

Based on net asset value	(33.85)%	26.38%	25.23%	14.14%	25.72%

Ratios to Average Net Assets:

Total expenses	0.88%	0.76%	0.77%	0.83%	0.79%

Net investment income	2.38%	1.67%	2.86%	2.48%	2.60%

Supplemental Data:

Net assets, end of year (000)	$29,876	$55,613	$55,049	$51,441	$50,665

Portfolio turnover	16%	25%	47%	29%	12%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude insurance-related fees and expenses.

7

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek both capital appreciation and current income through investment of at least 80% of its assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of Fund management, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Investment Process

In choosing investments for the Fund, Fund management first assesses the financial strength of individual utilities companies utilizing a bottom-up examination that considers such factors as financial resources, quality of management and overall business prospects for the utilities company in comparison to its industry peers. Before making a final investment decision, Fund management will undertake a review of top-down research and analysis of such factors as data and forecasts about general regional economic strength, political and economic stability, and valuation of currency.

The Fund will also look for utilities companies that may prosper in a deregulated environment. Historically, utilities companies have been highly regulated. Utilities companies continue to be deregulated, particularly electric utilities and telecommunication companies, which permits competition among them. Deregulation may allow utilities companies to increase their earnings at a faster rate than was allowed in a regulated environment. Deregulation presents both risks and opportunities for investors in utilities company securities. For example, in recent years, changes in regulation in the United States increasingly have allowed utilities companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utilities companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utilities being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core businesses from increased competition and may therefore be less profitable.

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Primary Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity and debt securities issued by domestic and foreign utilities companies, which include telecommunications companies. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund may invest in common stock, preferred stock and bonds. The bonds in which the Fund may invest generally are limited to those rated investment grade.

The Fund intends to invest primarily in equity securities, but Fund management may change its allocation among these types of investments as it deems appropriate to seek to meet the Fund’s objective.

The Fund may invest in securities of utilities companies throughout the world. There are no limits on the geographic allocation of the Fund’s investments. Fund management, however, anticipates that the Fund’s investments will focus primarily on securities issued by utilities companies in the United States, and that the Fund’s investments in securities issued by non-U.S. companies will primarily focus on companies in Canada and Western Europe and other developed markets. The Fund may also invest in companies in emerging markets, but Fund management anticipates that a substantially greater percentage of the Fund’s investments will be in developed countries.

To meet its objective of current income, the Fund may invest in U.S. utilities companies that pay higher than average dividends, but have a lower potential for capital appreciation. The average dividend yields of common stocks issued by U.S. utility companies historically have significantly exceeded those of industrial companies’ common stocks. To meet its objective of capital appreciation, the Fund may also invest in U.S. and foreign utilities companies that tend to pay a lower dividend and may have a greater potential for growth than more mature utilities companies.

8

The Fund may also invest in fixed-income securities, including debt securities issued by the U.S. and foreign utility companies. The Fund will generally invest in debt securities that are rated investment grade, or unrated securities that, in the opinion of Fund management, are of comparable quality. The Fund may invest in fixed-income securities of any maturity. Changes in the value of fixed-income securities may occur in response to interest rate movements —generally, when interest rates go up, the value of most fixed-income securities goes down. In most cases, when interest rates go up, the value of fixed-income securities with longer-term maturities goes down more than the value of fixed-income securities with shorter maturities.

The Fund may invest in securities denominated in currencies other than the U.S. dollar. The Fund’s return on investments denominated in foreign currencies will be affected by changes in currency exchange rates. The Fund may invest in sovereign debt securities.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Derivative Transactions — The Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

  Non-Utilities Sector Investments — The Fund may invest up to 20% of its assets in securities of companies that are not utilities companies. Any investments outside the utility industry will be selected to meet the Fund’s investment objective of capital appreciation and current income.

  Junk Bonds — The Fund may invest up to 5% of its total assets in lower rated debt securities also known as junk bonds.

  Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or Fund company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.

  Convertible Securities — The Fund may invest in convertible securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

9

  Short-term Securities — The Fund may hold cash or invest in U.S. Government securities, and money market securities including repurchase agreements. These investments may be made in securities that are not utilities-and telecommunications-related securities. Fund management will hold these temporary investments in the proportions it believes are best considering the prevailing market and economic conditions. These investments may prevent the Fund from achieving its investment objective.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated invested companies.

ABOUT THE PORTFOLIO MANAGER OF THE FUND

The Fund is managed by Kathleen M. Anderson. Ms. Anderson is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities that are selected by Fund management may underperform the market or the securities selected by other funds. This means you may lose money.

Utility Industry Risk — When interest rates go up, the value of securities issued by utilities companies historically has gone down. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Sector Risk — Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector or industry than a more broadly diversified fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

10

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States.

11

The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

12

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

13

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

14

BlackRock Value Opportunities V.I. Fund
Fund Overview	Key facts and details about the fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts About BlackRock Value Opportunities V.I. Fund	3
	Risk/Return Information	5
	Expenses and Fees	6
	Financial Highlights	7

Details About the Fund	How the Fund Invests	10
	Investment Risks	12

Other Important Information
Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Value Opportunities V.I. Fund

This prospectus provides information about the BlackRock Value Opportunities V.I. Fund, which is referred to in this prospectus as the “Fund.”

The Fund’s investment adviser is BlackRock Advisors, LLC (“BlackRock” or the “Manager”). Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term growth of capital.

What is the Fund’s main investment strategy?

The Fund invests primarily in common stock of small cap companies and emerging growth companies that Fund management believes have special investment value. The Fund tries to choose investments that will increase in value. This means Fund management will look for companies that have long-term potential to grow in size or to become more profitable, or that the stock market may value more highly in the future. Fund management seeks to invest in small companies that are trading at the low end of valuation ranges relative to the market, and that have particular qualities that affect the outlook for that company, including an attractive market niche. Fund management also seeks to invest in emerging growth companies that occupy dominant positions in developing industries, have strong management and demonstrate successful product development and marketing capabilities.

Small cap market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell 2000® or the S&P SmallCap 600® at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2009, the Russell 2000® included companies with capitalizations up to $4.3 billion and the S&P SmallCap 600® included companies with capitalizations up to $2.1 billion. The market capitalizations of companies in each index change with market conditions and the composition of the index.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, and derivative securities, such as options and futures, the values of which are based on a common stock or group of common stocks.

The Fund invests primarily in U.S. companies that do most of their business in the United States, but may invest up to 30% of its assets in foreign companies.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

  Value Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel.

3

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

For additional information about the Fund’s primary risks, see “Investment Risks” below.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio that will increase their exposure to small and emerging growth companies

  Are willing to accept greater potential of short-term fluctuations, including declines, in the value of their investment in exchange for the potential of higher long-term growth of capital associated with small cap stock investing

  Are not looking for a significant amount of current income

4

Risk/Return Information

The chart and table shown below give you a picture of the Fund’s long-term performance for Class I Shares (in the chart) and for Class I, Class II and Class III Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Russell 2000® Index, and the S&P SmallCap 600/Citigroup Value Index, each a broad measure of market performance. Effective March 13, 2009, the Fund changed the benchmark against which it measures its performance from the Russell 2000® Index to the S&P SmallCap 600/Citigroup Value Index. The S&P SmallCap 600/Citigroup Value Index more accurately reflects the universe of securities in which the Fund invests. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Class I Shares
ANNUAL TOTAL RETURNS
Value Opportunities Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 29.46% (quarter ended December 31, 2001) and the lowest return for a quarter was –31.02% (quarter ended December 31, 2008).

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years

Value Opportunities Fund; Class I Shares	–40.04%	–3.18%	6.36%

Value Opportunities Fund; Class II Shares	–40.14%	–3.32%	6.21%

Value Opportunities Fund; Class III Shares[1]	–40.21%	–3.46%	5.98%

Russell 2000® Index[2] (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–33.79%	–0.93%	3.02%

S&P SmallCap 600/Citigroup Value Index[2] (Reflects no deduction for fees,
expenses or taxes, or payment of sales charges)	–29.51%	0.83%	5.80%

[1]	The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]	Effective March 13, 2009, the Fund changed the benchmark against which it measures its performance from the Russell 2000 Index to the S&P SmallCap 600/Citigroup Value Index because the S&P SmallCap 600/Citigroup Value Index more accurately reflects the universe of securities in which the Fund will invest and the Fund’s value orientation.

5

Expenses and Fees

The Fund offers three classes of shares to the Participating Insurance Companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of the Fund’s assets.

This table shows the different fees and expenses that you may pay if you buy and hold Class I, Class II and Class III Shares of the Fund. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Class I Shares	Class II Shares	Class III Shares

Management Fee	0.75%	0.75%	0.75%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses	0.12%	0.12%	0.12%

Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses[1,2]	0.89%	1.04%	1.14%

[1]	The Total Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include Acquired Fund Fees and Expenses.

[2]	The Manager and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Annual Fund Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.25% (for Class I Shares), 1.40% (for Class II Shares) and 1.50% (for Class III Shares) of average daily net assets until May 1, 2010. In addition, the Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$91	$284	$493	$1,096

Class II	$106	$331	$574	$1,271

Class III	$116	$362	$628	$1,386

6

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$19.11	$23.41	$24.93	$26.17	$25.60

Net investment income (loss)[1]	0.12	0.03	0.07	0.07	(0.00)[2]

Net realized and unrealized gain (loss)	(7.80)	(0.22)	3.12	2.58	3.83

Net increase (decrease) from investment operations	(7.68)	(0.19)	3.19	2.65	3.83

Dividends and distributions from:
Net investment income	(0.12)	(0.04)	(0.08)	(0.07)	—
Net realized gain	(0.50)	(4.07)	(4.63)	(3.82)	(3.26)

Total dividends and distributions	(0.62)	(4.11)	(4.71)	(3.89)	(3.26)

Net asset value, end of year	$10.81	$19.11	$23.41	$24.93	$26.17

Total Investment Return:[3]

Based on net asset value	(40.04)%	(0.89)%	12.82%	10.38%	14.98%

Ratios to Average Net Assets:

Total expenses	0.87%	0.84%	0.84%	0.84%	0.83%

Net investment income (loss)	0.72%	0.14%	0.27%	0.28%	(0.01)%

Supplemental Data:

Net assets, end of year (000)	$164,193	$351,954	$443,153	$482,681	$583,301

Portfolio turnover	127%	103%	72%	80%	82%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude insurance-related fees and expenses.

7

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$19.06	$23.35	$24.87	$26.11	$25.55

Net investment income (loss)[1]	0.09	(0.00)[2]	0.03	0.04	(0.04)

Net realized and unrealized gain (loss)	(7.77)	(0.23)	3.11	2.57	3.82

Net increase (decrease) from investment operations	(7.68)	(0.23)	3.14	2.61	3.78

Dividends and distributions from:
Net investment income	(0.09)	—	(0.03)	(0.03)	—
Net realized gain	(0.50)	(4.06)	(4.63)	(3.82)	(3.22)

Total dividends and distributions	(0.59)	(4.06)	(4.66)	(3.85)	(3.22)

Net asset value, end of year	$10.79	$19.06	$23.35	$24.87	$26.11

Total Investment Return:[3]

Based on net asset value	(40.14)%	(1.03)%	12.67%	10.24%	14.80%

Ratios to Average Net Assets:

Total expenses	1.02%	0.99%	0.99%	0.99%	0.98%

Net investment income (loss)	0.56%	(0.02)%	0.12%	0.14%	(0.16)%

Supplemental Data:

Net assets, end of year (000)	$4,898	$11,281	$14,991	$16,489	$18,360

Portfolio turnover	127%	103%	72%	80%	82%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude insurance-related fees and expenses.

8

Financial Highlights (concluded)

	Class III[1]
	Year Ended December 31,
	2008	2007	2006	2005	2004

Per Share Operating Performance:

Net asset value, beginning of year	$15.93	$20.20	$59.70	$90.00	$106.80

Net investment income (loss)[2]	0.07	(0.02)	(0.00)[3]	0.10	(0.00)[3]

Net realized and unrealized gain (loss)	(6.50)	(0.20)	7.30	8.40	15.70

Net increase (decrease) from investment operations	(6.43)	(0.22)	7.30	8.50	15.70

Dividends and distributions from:
Net investment income	(0.09)	—	(0.50)	(0.60)	—
Net realized gain	(0.50)	(4.05)	(46.30)	(38.20)	(32.50)

Total dividends and distributions	(0.59)	(4.05)	(46.80)	(38.80)	(32.50)

Net asset value, end of year	$8.91	$15.93	$20.20	$59.70	$90.00

Total Investment Return:[4]

Based on net asset value	(40.21)%	(1.15)%	12.28%	10.11%	14.75%

Ratios to Average Net Assets:

Total expenses	1.12%	1.10%	1.08%	1.09%	1.07%

Net investment income (loss)	0.49%	(0.12)%	(0.02)%	0.11%	(0.18)%

Supplemental Data:

Net assets, end of year (000)	$4,745	$8,037	$7,810	$27,600	$10,489

Portfolio turnover	127%	103%	72%	80%	82%

[1]	On December 14, 2007, the Fund declared a 1 for 10 stock split. The net asset values and other per share information listed above have been restated to reflect the stock split.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Total investment returns exclude insurance-related fees and expenses.

9

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Fund is to seek long-term growth of capital.

Investment Process

Fund management chooses investments using a fundamental, value-oriented investment style. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. A company’s stock is undervalued when the stock’s current price is less than what the Fund believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover. Additionally, management of the Fund may acquire the securities of companies that are in a particular industry or related industries or market segments together as a “basket” or group in a single transaction. The Fund may subsequently sell such “basket” as a unit or it may sell only selected securities and continue to hold other securities acquired in the “basket.”

The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.

Fund management seeks to invest in small companies that:

  Are trading at the low end of their historical price-book value or enterprise value-sales ratios

  Have strong management

  Have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche

  Have the potential to increase earnings over an extended period of time

Fund management seeks to invest in emerging growth companies that:

  Occupy dominant positions in new, developing industries or have a significant market share in a large, fragmented industry or are relatively undervalued in the marketplace when compared to their favorable market potential

  Have strong management

  Have rapid growth rates or above-average returns on equity

  Demonstrate successful product development and marketing capabilities

Fund management also considers other factors, such as the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company which has suffered a recent earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company’s long-term growth.

The Fund has no stated minimum holding period for investments and will buy or sell securities whenever the Fund’s management sees an appropriate opportunity.

Primary Investment Strategies

The Fund tries to choose investments for capital appreciation — that is, investments that will increase in value. The Fund will invest in a diversified portfolio primarily consisting of equity securities of small cap and emerging growth companies. Equity securities in which the Fund may invest include:

  Common stock

  Preferred stock

10

  Securities convertible into common stock

  Index securities that are based on a group of common stocks

  Derivative securities, such as options and futures, the values of which are based on a common stock or group of common stocks

The Fund invests primarily in U.S. companies that do most of their business in the United States, but may invest up to 30% of its assets in foreign companies.

Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

  Derivative Transactions — The Fund may use derivatives to hedge its investment portfolio against market and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index (such as the Standard & Poor’s 500 Index). The derivatives that the Fund may use include but are not limited to futures, forwards, options, and indexed securities.

  Short Sales — The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets. The Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

  Emerging Markets Issuers — The Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

  Temporary Defensive Strategies — The Fund may, as a temporary defensive measure, and without limitation, hold assets in other types of securities, including non-convertible preferred stock and debt securities, U.S. Government and money market securities, including repurchase agreements or cash, in such proportions as the Manager may determine. Normally, a portion of the Fund’s assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Short term investments and temporary defensive positions can be easily sold and have limited risk of loss but may limit the Fund’s ability to achieve its investment objective.

  Borrowing — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

11

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals led by John Coyle, CFA and Murali Balaraman, CFA. Mr. Coyle and Mr. Balaraman are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities that are selected by Fund management may underperform the market or the securities selected by other funds. This means you may lose money.

Value Investing Style Risk — The Fund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Equity Securities Risk — Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may

12

prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the

13

Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

14

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

15

Other Important Information

BlackRock Variable Series Funds Class I Shares

Your Account	The Insurance Companies	I-3
	How to Buy and Sell Shares	I-3

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	I-5
	Portfolio Manager Information	I-8
	Conflicts of Interest	I-13
	Valuation of Fund Investments	I-13
	Dividends and Taxes	I-15

General Information	Shareholder Documents	I-16
	Certain Fund Policies	I-16
	Statement of Additional Information	I-16

Glossary	Glossary of Investment Terms	I-17

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Your Account

The Insurance Companies

Shares of the Funds are sold to separate accounts of insurance companies (the “Insurance Companies”) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies.

Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. Because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms “shareholder” and “shareholders” in this prospectus refer to the Insurance Companies.

More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Fund and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, the Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

If approved by the Company’s Board of Directors, BlackRock, on behalf of the Funds, may enter into agreements with a Service Organization pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.

BlackRock, BlackRock Investments, LLC (“BI” or the “Distributor”) and its affiliates may make payments relating to distribution and sales support activities to insurance companies and other financial intermediaries (“Service Organizations”) out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributors and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information (“SAI”).

How to Buy and Sell Shares

The Company is offering through this prospectus Class I Shares in each of its Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading

The Board has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, such Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Management of the Fund

BlackRock

BlackRock, each Fund’s manager, manages each Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

The Company, on behalf of each Fund, has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock receives for its services to the Funds a fee at the annual rate described below.

Name of Fund	Management Fee

BlackRock Balanced Capital V.I. Fund	0.55%

BlackRock Basic Value V.I. Fund	0.60%

BlackRock Fundamental Growth V.I. Fund	0.65%

BlackRock Global Allocation V.I. Fund	0.65%

BlackRock Global Growth V.I. Fund	0.75%

BlackRock Government Income V.I. Fund	0.50%

BlackRock International Value V.I. Fund	0.75%

BlackRock Large Cap Growth V.I. Fund	0.65%

BlackRock Large Cap Value V.I. Fund	0.75%

BlackRock S&P 500 Index V.I. Fund	0.30%

BlackRock Utilities and Telecommunications V.I. Fund	0.60%

BlackRock Value Opportunities V.I. Fund	0.75%

BlackRock Money Market V.I. Fund

Portion of Average Daily Value of Net Assets	Management Fee

Not exceeding $1 billion	0.50%

In excess of $1 billion but not exceeding $2 billion	0.45%

In excess of $2 billion but not exceeding $3 billion	0.40%

In excess of $3 billion but not exceeding $4 billion	0.375%

In excess of $4 billion but not exceeding $7 billion	0.35%

In excess of $7 billion but not exceeding $10 billion	0.325%

In excess of $10 billion but not exceeding $15 billion	0.30%

In excess of $15 billion	0.29%

BlackRock Large Cap Core V.I. Fund

Portion of Average Daily Value of Net Assets	Management Fee

Not exceeding $250 million	0.50%

In excess of $250 million but not exceeding $300 million	0.45%

In excess of $300 million but not exceeding $400 million	0.425%

In excess of $400 million	0.40%

BlackRock High Income V.I. Fund and BlackRock Total Return V.I. Fund

	Management Fee
Portion of Aggregate Average Daily Value of Net Assets of both Funds:	BlackRock High Income V.I. Fund	BlackRock Total Return V.I. Fund

Not exceeding $250 million	0.55%	0.50%

In excess of $250 million but
not exceeding $500 million	0.50%	0.45%

In excess of $500 million
but not exceeding $750 million	0.45%	0.40%

In excess of $750 million	0.40%	0.35%

The fee rates for the BlackRock High Income V.I. Fund and the BlackRock Total Return V.I. Fund are applied to the average daily Net Assets of each Fund, with the reduced rates shown below applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the BlackRock High Income V.I. Fund and BlackRock Total Return V.I. Fund combined exceed $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

BlackRock and Merrill Lynch Life Agency, Inc. (“MLLA”) have entered into reimbursement agreements, (the “Reimbursement Agreements”), that provide that the expenses paid by each applicable Fund for Class I, Class II and Class III Shares (excluding interest, taxes, brokerage fees and commissions and extraordinary charges such as litigation costs, and excluding the distribution fees if any imposed on Class II and Class III Shares of such Fund) will be limited to 1.25% respectively, of its average net assets. Any such expenses in excess of this percentage will be reimbursed to the Fund by BlackRock which, in turn, will be reimbursed by MLLA. The Reimbursement Agreements may be amended or terminated by the parties thereto upon prior written notice to the Company.

For the fiscal year ended December 31, 2008, BlackRock received a fee, net of applicable waivers, at the annual rate of each Fund’s average daily net assets as described below.

Fund Name	Management Fee

Balanced Capital V.I. Fund	0.55%

Basic Value V.I. Fund	0.60%

Fundamental Growth V.I. Fund	0.65%

Global Allocation V.I. Fund	0.65%

Global Growth V.I. Fund	0.75%

Government Income V.I. Fund	0.50%

High Income V.I. Fund	0.53%

International Value V.I. Fund	0.75%

Large Cap Core V.I. Fund	0.48%

Large Cap Growth V.I. Fund	0.65%

Large Cap Value V.I. Fund	0.75%

Money Market V.I. Fund	0.50%

S&P 500 Index V.I. Fund	0.30%

Total Return V.I. Fund	0.48%

Utilities and Telecommunications V.I. Fund	0.60%

Value Opportunities V.I. Fund	0.75%

BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, under which BlackRock pays BFM a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BFM is responsible for the day-to-day management of the High Income V.I. Fund, Government Income V.I. Fund and Total Return V.I. Fund. BFM is responsible for the day-to-day management of a portion of the Balanced Capital V.I. Fund.

BlackRock has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, under which BlackRock pays BIM a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIM is responsible for the day-to-day management of the Basic Value V.I. Fund, Fundamental Growth V.I. Fund, Global Growth V.I. Fund, S&P 500 Index V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, Value Opportunities V.I. Fund and Utilities and Telecommunications V.I. Fund. BIM is responsible for the day-to-day management of a portion of the Balanced Capital V.I. Fund and the Global Allocation V.I. Fund.

BlackRock has entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of BlackRock, under which BlackRock pays BIL a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIL is responsible for the day-to-day management of the International Value V.I. Fund and a portion of the Global Allocation V.I. Fund.

BlackRock has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BlackRock, under which BlackRock pays BIMC a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIMC is responsible for the day-to-day management of the Money Market V.I. Fund.

A discussion of the basis for the Board of Directors’ approval of the Management Agreement with BlackRock and each sub-advisory agreement between BlackRock and each sub-adviser is included in each Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

BlackRock Balanced Capital V.I. Fund

The Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager. Philip J. Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. The investment professionals responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio are Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Robert C. Doll, Jr., CFA	Senior portfolio manager jointly	2008	Vice Chairman and Global Chief Investment Officer
	responsible for the day-to-day		for Equities of BlackRock, Inc. since 2006; Member
	management of the equity portion of		of the Executive, Operating and Leadership
	the Fund’s portfolio, including setting		Committees of BlackRock, Inc. and head of its
	the overall investment strategy and		U.S. Large Cap Series equity team; President of
	overseeing the management of the		Merrill Lynch Investment Managers, L.P. (“MLIM”)
	Fund.		and its affiliate, Fund Asset Management, L.P.
			(“FAM”), from 2001 to 2006; President and a
			member of the Board of the funds advised by
			MLIM and its affiliates from 2005 to 2006.

Daniel Hanson, CFA	Associate portfolio manager jointly	2008	Managing Director of BlackRock since 2009;
	responsible for the day-to-day		Director of BlackRock, Inc. since 2007; member
	management of the equity portion of		of MLIM’s Large Cap Series Team from 2003 to
	the Fund’s portfolio, including setting		2006 .
	the overall investment strategy and
	overseeing the management of the
	Fund.

Philip J. Green	Responsible for the asset allocation	2008	Managing Director of BlackRock since 2006;
	of the equity and fixed-income		Vice President of MLIM from 1999 to 2006.
	portions of the Fund’s portfolio.

Scott Amero	Primarily responsible for the day-to-	2006	Vice Chairman and Global Chief Investment
	day management of the fixed-		Officer for Fixed Income of BlackRock, Inc. since
	income portion of the Fund’s		2007; Managing Director of BlackRock, Inc.
	portfolio.		since 1990. He is a member of the Executive,
			Operating and Management Committees and
			Chairman of the Fixed Income Investment
			Strategy Group that is responsible for global
			fixed income strategy, asset allocation and
			overall management of client portfolios.

Curtis Arledge	Primarily responsible for the day-to-	2008	Managing Director of BlackRock since 2008;
	day management of the fixed-		Global Head of Fixed Income Division of
	income portion of the Fund’s		Wachovia Corporation from 2004 to 2008.
	portfolio.

Matthew Marra	Primarily responsible for the day-to-	2006	Managing Director of BlackRock since 2006;
	day management of the fixed-		Director of BlackRock from 2002 to 2006.
	income portion of the Fund’s
	portfolio.

Andrew Phillips	Primarily responsible for the day-to-	2006	Managing Director of BlackRock since 1999.
	day management of the fixed-income
	portion of the Fund’s portfolio.

BlackRock Basic Value V.I. Fund

The Fund is managed by a team of financial professionals. Kevin Rendino, Kurt Schansinger and Carrie King are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Kevin Rendino	Responsible for the day-to-day	2002	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2006; Managing Director of Merrill Lynch
	including setting the Fund’s overall		Investment Managers, L.P. (“MLIM”) from 2000
	investment strategy and overseeing		to 2006 .
	the management of the Fund.

Kurt Schansinger	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2006; Managing Director of MLIM from 2000 to
	including setting the Fund’s overall		2006 .
	investment strategy and overseeing
	the management of the Fund.

Carrie King	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2007; Vice President of BlackRock from 2006
	including setting the Fund’s overall		to 2007; Vice President of MLIM since 1993.
	investment strategy and overseeing
	the management of the Fund.

BlackRock Fundamental Growth V.I. Fund

The Fund is managed by a team of financial professionals. Jeffrey R. Lindsey, CFA and Edward P. Dowd are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Jeffrey R. Lindsey,	Responsible for the day-to-day	2008	Managing Director of BlackRock since 2005;
CFA	management of the Fund’s portfolio		Managing Director of State Street Research &
	including setting the Fund’s overall		Management Company ("SSRM") from 2002 to
	investment strategy and overseeing		2005 .
	the management of the Fund.

Edward P. Dowd	Responsible for the day-to-day	2008	Managing Director of BlackRock since 2006;
	management of the Fund’s portfolio		Director of BlackRock since 2005; Vice
	including setting the Fund’s overall		President of SSRM from 2002 to 2005.
	investment strategy and overseeing
	the management of the Fund.

BlackRock Global Allocation V.I. Fund

The Fund is managed by team of financial professionals. Dennis W. Stattman is the Fund’s senior portfolio manager and Dan Chamby and Romualdo Roldan are the Fund’s associate portfolio managers, and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Dennis W. Stattman	Jointly responsible for the day-to-day	2001	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2006; Managing Director of Merrill Lynch
	including setting the Fund’s overall		Investment Managers (“MLIM”) from 2000 to
	investment strategy and overseeing		2006, Portfolio Manager with BlackRock or
	the management of the Fund.		MLIM since 1989.

Dan Chamby	Jointly responsible for the day-to-day	2004	Director of BlackRock, Inc. since 2006; Director
	management of the Fund’s portfolio.		of MLIM from 2000 to 2006, Portfolio Manager
with BlackRock or MLIM since 2003.

Romualdo Roldan	Jointly responsible for the day-to-day	2006	Director of BlackRock, Inc. since 2006; Director
	management of the Fund’s portfolio.		of MLIM from 2000 to 2006, Vice President of
MLIM from 1998 to 2000, Portfolio Manager
with BlackRock or MLIM since 1999.

BlackRock Global Growth V.I. Fund

The Fund is managed by a team of financial professionals. Thomas P. Callan, CFA and Michael D. Carey, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Thomas P. Callan,	Responsible for the day-to-day	1998	Managing Director of BlackRock since 1998.
CFA	management of the Fund’s portfolio
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

Michael D. Carey,	Responsible for the day-to-day	1998	Managing Director of BlackRock since 2007;
CFA	management of the Fund’s portfolio		Director of BlackRock from 2004 to 2007.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

BlackRock Government Income V.I. Fund

The Fund is managed by a team of financial professionals. Andrew J. Phillips and Eric Pellicciaro are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Andrew J. Phillips	Responsible for the day-to-day	2006	Managing Director of BlackRock since 1999.
	management of the Fund’s portfolio
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

Eric Pellicciaro	Responsible for the day-to-day	2006	Managing Director of BlackRock since 2005;
	management of the Fund’s portfolio		Director of BlackRock from 2002 to 2005.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

BlackRock High Income V.I. Fund

The Fund is managed by a team of financial professionals. Kevin J. Booth, CFA and James Keenan, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Kevin J. Booth, CFA	Responsible for the day-to-day	2007	Managing Director of BlackRock since 2006;
	management of the Fund’s portfolio		Managing Director (Global Fixed Income) of
	including setting the Fund’s overall		Merrill Lynch Investment Managers (“MLIM”) in
	investment strategy and overseeing		2006; Director of MLIM from 1998 to 2006.
the management of the Fund.

James Keenan, CFA	Responsible for the day-to-day	2007	Director of BlackRock since 2004; Senior high
	management of the Fund’s portfolio		yield trader at Columbia Management Group
	including setting the Fund’s overall		from 2003 to 2004.
investment strategy and overseeing
the management of the Fund.

BlackRock International Value V.I. Fund

The Fund is managed by a team of financial professionals. James Macmillan and Rob Weatherston, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

James A. Macmillan	Responsible for the day-to-day	2001	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2006; Managing Director of Merrill Lynch
	including setting the Fund’s overall		Investment Managers, L.P. from 2000 to 2006.
investment strategy and overseeing
the management of the Fund.

Rob Weatherston,	Responsible for the day-to-day	2001	Director of BlackRock since 2006; Director of
CFA	management of the Fund’s portfolio		MLIM from 2005 to 2006; Vice President from
	including setting the Fund’s overall		1999 to 2005.
investment strategy and overseeing
the management of the Fund.

BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund and
BlackRock Large Cap Value V.I. Fund

Each Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Robert C. Doll, Jr., CFA	Responsible for the day-to-day	2001	Vice Chairman and Global Chief Investment Officer
	management of the Fund’s	(Large Cap	for Equities of BlackRock, Inc. since 2006; Member
	portfolio, including setting the	Core V.I.	of the Executive, Operating and Leadership
	overall investment strategy and	Fund and	Committees of BlackRock, Inc. and head of its
	overseeing the management of	Large Cap	U.S. Large Cap Series equity team; President of
	the Fund.	Value V.I.	Merrill Lynch Investment Managers, L.P.
		Fund)	(“MLIM”) and its affiliate, Fund Asset
		1999	Management, L.P. (“FAM”), from 2001 to 2006;
		(Large Cap	President and a member of the Board of the
		Growth V.I.	funds advised by MLIM and its affiliates from
		Fund)	2005 to 2006.

Daniel Hanson, CFA	Responsible for the day-to-day	2008	Managing Director of BlackRock since 2009;
	management of the Fund’s		Director of BlackRock, Inc. since 2007; member
	portfolio, including setting the		of MLIM’s Large Cap Series Team from 2003 to
	overall investment strategy and		2006 .
overseeing the management of
the Fund.

BlackRock Money Market V.I. Fund

The Fund is managed by a team of financial professionals led by Thomas Kolimago.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Thomas Kolimago	Responsible for the day-to-day	2006	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2007; Director of BlackRock from 2004 to
	including setting the Fund’s overall		2007 .
	investment strategy and overseeing
	the management of the Fund

BlackRock S&P 500 Index V.I. Fund

Debra L. Jelilian is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Debra L. Jelilian	Responsible for the day-to-day	2000	Managing Director of BlackRock, Inc. since
	management of the Fund’s		2009; Director of BlackRock, Inc. from 2006 to
	portfolio including overseeing the		2009; Director of Merrill Lynch Investment
	management of the Fund.		Managers, L.P. from 1999 to 2006.

BlackRock Total Return V.I. Fund

The Fund is managed by a team of financial professionals. Scott Amero, Curtis Arledge, Matthew Marra and Andrew Phillips are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Scott Amero	Responsible for the day-to-day	2006	Vice Chairman and Global Chief Investment Officer for Fixed Income of BlackRock, Inc. since 2007; Managing Director of BlackRock, Inc. since 1990. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.
	management of the Fund’s portfolio
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

Curtis Arledge	Responsible for the day-to-day	2008	Managing Director of BlackRock since 2008;
	management of the Fund’s portfolio		Global Head of Fixed Income Division of
	including setting the Fund’s overall		Wachovia Corporation from 2004 to 2008.
	investment strategy and overseeing
	the management of the Fund.

Matthew Marra	Responsible for the day-to-day	2006	Managing Director of BlackRock since 2006;
	management of the Fund’s portfolio		Director of BlackRock from 2002 to 2006.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

Andrew Phillips	Responsible for the day-to-day	2006	Managing Director of BlackRock since 1999.
	management of the Fund’s portfolio
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

BlackRock Utilities & Telecommunications V.I. Fund

The Fund is managed by Kathleen M. Anderson. Ms. Anderson is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Kathleen M. Anderson	Responsible for the day-to-day	2001	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2007; Director thereof since 2006; Director of
	including setting the Fund’s overall		Merrill Lynch Investment Managers from 2000
	investment strategy and overseeing		to 2006 .
the management of the Fund.

BlackRock Value Opportunities V.I. Fund

The Fund is managed by a team of financial professionals led by John Coyle, CFA and Murali Balaraman, CFA. Mr. Coyle and Mr. Balaraman are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

John Coyle, CFA	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2009 and Director thereof from 2006 to 2008;
	including setting the Fund’s overall		Director of Merrill Lynch Investment Managers,
	investment strategy and overseeing		L.P. (“MLIM”) in 2006 and Vice President
	the management of the Fund.		thereof from 2004 to 2006; Managing Director
and portfolio manager with Bear Stearns Asset
Management from 2001 to 2004.

Murali Balaraman,	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
CFA	management of the Fund’s portfolio,		2009 and Director thereof from 2006 to 2008;
	including setting the Fund’s overall		Director of MLIM in 2006 and Vice President
	investment strategy and overseeing		thereof from 1998 to 2006.
the management of the Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and the PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch & Co., Inc., and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Boards of Directors, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

Each Fund other than Money Market V.I. Fund

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Money Market V.I. Fund

When an Insurance Company purchases shares, the Insurance Company pays the net asset value (normally $1.00 per share). This is the offering price. Shares are also redeemed at their net asset value.

The Fund calculates the net asset value (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund.

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

The Fund has been accepted into the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for Money Market Funds, which the U.S. Treasury has announced has been extended through September 19, 2009. The Board of Directors has elected to extend coverage under the Program on behalf of the Fund.

The Program provides a guarantee to shareholders of the Fund up to the amount held in the Fund as of the close of business on September 19, 2008. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. This means that any increase in the number of shares an investor holds over the amount held after the close of business on September 19, 2008 is not covered under the Program. It also means that if an investor’s balance is below its September 19, 2008 level, the investor can bring it back up to that level and it will be covered. Note that the Program applies only to the account in which the shares were held on September 19, 2008. If an investor closes an account and reinvests in the Fund through a new account, the new balance would not be covered.

The Program is temporary and set to expire on September 18, 2009. The Fund has paid to be covered under the Program. For the initial three months of the Program (ending December 18, 2008), the Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, for the first extension period (ending April 30, 2009), the Fund paid a participation fee of 0.015% of the Fund’s net asset value as of September 19, 2008, and for the second extension period (ending September 19, 2009) the Fund paid a participation fee of 0.015% of the Fund’s net asset value as of September 19, 2008. The Program is implemented under the Treasury’s Exchange Stabilization Fund (ESF), and guarantee payments under the Program will not exceed the amount available within the ESF at the date of payment. Currently, ESF assets are about $50 billion. For additional information on the Program, you can visit the U.S. Treasury’s website at www.ustreas.gov.

Dividends and Taxes

The Money Market V.I., Government Income V.I., High Income V.I. and Total Return V.I. Funds declare dividends daily and reinvest dividends monthly in additional full and fractional shares of the respective Fund. The Utilities and Telecommunications V.I. Fund declares dividends quarterly and reinvests dividends quarterly in additional shares of the Fund. The Balanced Capital V.I., Basic Value V.I., Fundamental Growth V.I., Global Growth V.I., Global Allocation V.I., S&P 500 Index V.I., International Value V.I., Large Cap Core V.I., Large Cap Growth V.I., Large Cap Value V.I., and Value Opportunities V.I. Funds declare dividends at least annually and reinvest dividends at least annually in additional shares of the respective Funds.

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

In addition, each Fund intends to meet certain diversification and investor control requirements applicable to regulated investment companies underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

If a Fund should fail to comply with the diversification or investor control requirements or were to otherwise fail to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts for federal tax purposes and income and gain earned inside the Contracts in current and prior years would be taxed currently to the Contract holders and would remain taxable in future years as well, even if the Fund were to become adequately diversified.

Dividends paid by the Company may be included in a Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

General Information

Shareholder Documents

Please contact your Insurance Company for a copy of the Funds’ annual and semi-annual reports.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how the Funds invest, please see the Statement of Additional Information.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of their portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

Glossary of Investment Terms

Asset-Backed Securities — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, mortgage-backed securities, other floating rate or variable rate obligations and zero coupon debt securities.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Debt Securities — securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Depositary Receipts — American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.

Distressed Securities — securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by BlackRock.

Dividend Yields — a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

Dollar Rolls — a dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in a Fund, the more weight it gets in calculating this average.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Emerging Growth Companies — companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Enterprise Value-Sales Ratio — the ratio of a company’s market value (calculated with reference to the aggregate market value to its outstanding shares plus the amount of debt outstanding minus cash) to its total sales. Generally, a low enterprise value- sales ratio is one indication that the company may be undervalued.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Fixed-Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Fundamental Analysis — a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Instrumentalities — supranational entities sponsored by the United States and other governments, such as the Inter-American Development Bank.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s, S&P and Fitch, or unrated securities that Fund management believes are of comparable quality.

Large Cap Companies — companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2009, the lowest market capitalization in this group was $1.2 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Market Capitalization — the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization.

Maturity — the time at which the full principal amount of a debt security is scheduled to be repaid. The maturity of a high yield debt instrument may be short-term (two years or under), intermediate-term (two to five years) or long-term (over five years).

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred Stock may also be convertible into common stock.

Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, a Fund may be required to invest the proceeds in securities with lower yields.

Price-to-Book Ratio — price of a stock divided by its book value.

Price/Earnings Ratio — price of a stock divided by its earnings per share.

Real Estate Investment Trusts (REITs) — REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

Rights — the Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Short Sale — a transaction in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

Total Investment Return — the combination of capital appreciation and investment income.

U.S. Government Agencies — entities that are part of or sponsored by the Federal government, such as the Government National Mortgage Association, the Tennessee Valley Authority or the Federal Housing Administration.

U.S. Government Sponsored Enterprises — private corporations sponsored by the federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association or the Federal National Mortgage Association, but are not backed by the full faith and credit of the United States.

Utilities Companies — companies that are primarily engaged in the ownership or operation of facilities used to generate, transmit, or distribute electricity, telecommunications, gas or water.

Volatility — the amount and frequency of changes in a security’s value.

Warrants — a warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

Yields — a fixed-income security’s annualized income stream divided by the security’s current price, which represents the security’s current expected rate of return.

Zero-Coupon Bonds — bonds that are sold at a substantial discount to their value at maturity and do not pay current interest.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing a Fund.

Glossary of Other Terms

Barclays Capital U.S. Aggregate Bond Index — a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and Government agency issues with at least one year to maturity. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Barclays Capital Mortgage-Backed Securities Index — a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The High Income now uses this index because it best reflects the Fund’s investment strategies.

Citigroup Non-U.S. Dollar World Government Bond Index — an unmanaged, market capitalization-weighted index that tracks ten government bond indices, excluding the United States.

Contract — the Fund offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Fund as an investment option. The contract owner does not become a Fund shareholder.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

FTSE World Index — this unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.

FTSE World Index (Ex. US) Equities — an unmanaged, capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor Class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Merrill Lynch 10-year Treasury Index — a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue.

MSCI EAFE Index — an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.

MSCI World Index — this unmanaged market capitalization-weighted index, calculated by Morgan Stanley Capital International, is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.

Merrill Lynch Treasury Index GA05 — an unmanaged index designed to track the total return of the current coupon five- year U.S. Treasury bond.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Reference Benchmark — the Reference Benchmark is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup Non-US Dollar World Government Bond Index.

Russell 1000® Index — an unmanaged broad-based index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with a greater than average growth orientation.

Russell 1000® Value Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price to book ratios and lower forecasted growth values.

Russell 2000® Index — this unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

S&P 500 Index — this unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issuers. S&P 500 is a registered trademark of the McGraw-Hill Companies.

S&P 500 Citigroup Growth Index — an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. It is designed to provide a comprehensive measure of large-cap U.S. equity growth performance.

S&P 500 Citigroup Value Index — an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. It is designed to provide a comprehensive measure of large-cap U.S. equity value performance.

S&P Global Broad Market Index (BMI) — a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

S&P SmallCap 600/Citigroup Value Index — a subset of the S&P 600 Index that consists of those stocks in the S&P 600 Index exhibiting the strongest value characteristics.

S&P Utilities Index — this unmanaged capitalization Index is comprised of all stocks designed to measure the performance of all the electric utility sectors of the S&P 500 Index.

For More Information

Fund and Service Providers

THE FUND	INDEPENDENT REGISTERED PUBLIC
BlackRock Variable Series Funds, Inc.	ACCOUNTING FIRM
100 Bellevue Parkway	Deloitte & Touche LLP
Wilmington, Delaware 19809	600 College Road East
Princeton, New Jersey 08540
Written Correspondence:
P.O. Box 9819	ACCOUNTING SERVICES PROVIDER
Providence, Rhode Island 02940-8019	State Street Bank and Trust Company
600 College Road East
Overnight Mail:	Princeton, New Jersey 08540
101 Sabin Street
Pawtucket, Rhode Island 02860-1427
(800) 441-7762	DISTRIBUTOR
BlackRock Investments, LLC
MANAGER	40 East 52nd Street
BlackRock Advisors, LLC	New York, New York 10022
100 Bellevue Parkway
Wilmington, Delaware 19809	CUSTODIANS
The Bank of New York Mellon
SUB-ADVISERS	One Wall Street
BlackRock Financial Management, Inc.	New York, New York 10286
40 East 52nd Street
New York, New York 10022	Brown Brothers Harriman & Co.
40 Water Street
BlackRock Investment Management, LLC,	Boston, Massachusetts 02109
P.O. Box 9011, Princeton
New Jersey 08543-9011	COUNSEL
Willkie Farr & Gallagher LLP
BlackRock International Limited	787 Seventh Avenue
40 Torpichen Street	New York, New York 10019-6099
Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management
Corporation
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

Other Important Information

BlackRock Variable Series Funds Class II Shares

Your Account	The Insurance Companies	II-3
	How to Buy and Sell Shares	II-3
	Rule 12b-1 Fees for Class II Shares	II-4

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	II-6
	Portfolio Manager Information	II-7
	Conflicts of Interest	II-9
	Valuation of Fund Investments	II-10
	Dividends and Taxes	II-11

General Information	Shareholder Documents	II-12
	Certain Fund Policies	II-12
	Statement of Additional Information	II-12

Glossary	Glossary of Investment Terms	II-13

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Your Account

The Insurance Companies

Shares of the Funds are sold to separate accounts of insurance companies (the “Insurance Companies”) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies.

Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. Because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms “shareholder” and “shareholders” in this prospectus refer to the Insurance Companies.

More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Fund and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, the Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

How to Buy and Sell Shares

The Company is offering through this prospectus Class II Shares in certain Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading

The Board of Directors (the “Board”) of each Fund has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, such Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Rule 12b-1 Fees for Class II Shares

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act (the “Plan”) that allows each Fund to pay distribution fees to each of the participating Insurance Companies for the sale and distribution of its Class II Shares. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class II shareholders have no other purchase option. The amount of the distribution fee payable under the plan equals 0.15% of the average daily net asset value of the Class II Shares of the Fund held by the participating Insurance Company.

The distribution fee may be used to pay the participating insurance companies for distribution services provided in connection with the sale of Class II shares. The distribution fee may also be used to pay insurance companies and other financial intermediaries (“Service Organizations”) for sales support services and related expenses.

In addition to, rather than in lieu of, distribution fees that the Fund may pay to a Service Organization pursuant to a Plan and fees the Fund pays to its Transfer Agent, if approved by the Company’s Board of Directors, BlackRock, on behalf of the Funds, may enter into non-Plan agreements with a Service Organization pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.

BlackRock, BlackRock Investments, LLC (“BI” or the “Distributor”) and their affiliates may make payments relating to distribution and sales support activities to Service Organizations out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information (“SAI”).

Management of the Fund

BlackRock

BlackRock, each Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

The Company, on behalf of each Fund, has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock receives for its services to the Funds a fee at the annual rate described below.

Name of Fund	Management Fee

BlackRock Basic Value V.I. Fund	0.60%

BlackRock Global Allocation V.I. Fund	0.65%

BlackRock Large Cap Value V.I. Fund	0.75%

BlackRock S&P 500 Index V.I. Fund	0.30%

BlackRock Value Opportunities V.I. Fund	0.75%

BlackRock Large Cap Core V.I. Fund

Portion of Average Daily Value of Net Assets	Management Fee

Not exceeding $250 million	0.50%

In excess of $250 million but not exceeding $300 million	0.45%

In excess of $300 million but not exceeding $400 million	0.425%

In excess of $400 million	0.40%

BlackRock and Merrill Lynch Life Agency, Inc. (“MLLA”) have entered into reimbursement agreements, (the “Reimbursement Agreements”), that provide that the expenses paid by each applicable Fund for Class I, Class II and Class III Shares (excluding interest, taxes, brokerage fees and commissions and extraordinary charges such as litigation costs, and excluding the distribution fees if any imposed on Class II and Class III Shares of such Fund) will be limited to 1.25% respectively, of its average net assets. Any such expenses in excess of this percentage will be reimbursed to the Fund by BlackRock which, in turn, will be reimbursed by MLLA. The Reimbursement Agreements may be amended or terminated by the parties thereto upon prior written notice to the Company.

For the fiscal year ended December 31, 2008, BlackRock received a fee, net of applicable waivers, at the annual rate of each Fund’s average daily net assets as described below.

Fund Name	Management Fee

Basic Value V.I. Fund	0.60%

Global Allocation V.I. Fund	0.65%

Large Cap Core V.I. Fund	0.48%

Large Cap Value V.I. Fund	0.75%

S&P 500 Index V.I. Fund	0.30%

Value Opportunities V.I. Fund	0.75%

BlackRock has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, under which BlackRock pays BIM a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIM is responsible for the day-to-day management of the Basic Value V.I. Fund, S&P 500 Index V.I. Fund, Large Cap Core V.I. Fund, Large Cap Value V.I. Fund and Value Opportunities V.I. Fund, BIM is responsible for the day-to-day management of a portion of the Balanced Capital V.I. Fund and the Global Allocation V.I. Fund.

BlackRock has entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of BlackRock, under which BlackRock pays BIL a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIL is responsible for the day-to-day management of a portion of the Global Allocation V.I. Fund.

A discussion of the basis for the Board of Directors’ approval of the Management Agreement with BlackRock and each sub-advisory agreement between BlackRock and each sub-adviser is included in each Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

BlackRock Basic Value V.I. Fund

The Fund is managed by a team of financial professionals. Kevin Rendino, Kurt Schansinger and Carrie King are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Kevin Rendino	Responsible for the day-to-day	2002	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2006; Managing Director of Merrill Lynch
	including setting the Fund’s overall		Investment Managers, L.P. (“MLIM”) from 2000
	investment strategy and overseeing		to 2006 .
	the management of the Fund.

Kurt Schansinger	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2006; Managing Director of MLIM from 2000 to
	including setting the Fund’s overall		2006 .
	investment strategy and overseeing
	the management of the Fund.

Carrie King	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2007; Vice President of BlackRock from 2006
	including setting the Fund’s overall		to 2007; Vice President of MLIM since 1993.
	investment strategy and overseeing
	the management of the Fund.

BlackRock Global Allocation V.I. Fund

The Fund is managed by team of financial professionals. Dennis W. Stattman is the Fund’s senior portfolio manager and Dan Chamby and Romualdo Roldan are the Fund’s associate portfolio managers, and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Dennis W. Stattman	Jointly responsible for the day-to-day	2001	Managing Director of BlackRock, Inc. since
	management of the Fund and for		2006; Managing Director of Merrill Lynch
	the selection of its investments.		Investment Managers (“MLIM”) from 2000 to
2006, Portfolio Manager with BlackRock or
MLIM since 1989.

Dan Chamby	Jointly responsible for the day-to-day	2004	Director of BlackRock, Inc. since 2006; Director
	management of the Fund and for		of MLIM from 2000 to 2006, Portfolio Manager
	the selection of its investments.		with BlackRock or MLIM since 2003.

Romualdo Roldan	Jointly responsible for the day-to-day	2006	Director of BlackRock, Inc. since 2006; Director
	management of the Fund and for		of MLIM from 2000 to 2006, Vice President of
	the selection of its investments.		MLIM from 1998 to 2000, Portfolio Manager
with BlackRock or MLIM since 1999.

BlackRock Large Cap Core V.I. Fund and BlackRock Large Cap Value V.I. Fund

Each Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Robert C. Doll, Jr.,	Senior portfolio manager jointly	2001	Vice Chairman and Global Chief Investment Officer
CFA	responsible for the day-to-day		for Equities of BlackRock, Inc. since 2006; Member
	management of the Fund’s portfolio,		of the Executive, Operating and Leadership
	including setting the overall		Committees of BlackRock, Inc. and head of its
	investment strategy and overseeing		U.S. Large Cap Series equity team; President of
	the management of the Fund.		Merrill Lynch Investment Managers, L.P. (“MLIM”)
and its affiliate, Fund Asset Management, L.P.
(“FAM”), from 2001 to 2006; President and a
member of the Board of the funds advised by
MLIM and its affiliates from 2005 to 2006.

Daniel Hanson,	Associate portfolio manager jointly	2008	Managing Director of BlackRock since 2009;
CFA	responsible for the day-to-day		Director of BlackRock, Inc. since 2007; member
	management of the Fund’s portfolio,		of MLIM’s Large Cap Series Team from 2003 to
	including setting the overall		2006.
investment strategy and overseeing
the management of the Fund.

BlackRock S&P 500 Index V.I. Fund

Debra L. Jelilian is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Debra L. Jelilian	Responsible for the day-to-day	2000	Managing Director of BlackRock, Inc. since
	management of the Fund’s		2009; Director of BlackRock, Inc. from 2006 to
	portfolio including overseeing		2009; Director of Merrill Lynch Investment
	the management of the Fund.		Managers, L.P. from 1999 to 2006.

BlackRock Value Opportunities V.I. Fund

The Fund is managed by a team of financial professionals led by John Coyle, CFA and Murali Balaraman, CFA. Mr. Coyle and Mr. Balaraman are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

John Coyle, CFA	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2009 and Director thereof from 2006 to 2008;
	including setting the Fund’s overall		Director of Merrill Lynch Investment Managers,
	investment strategy and overseeing		L.P. (“MLIM”) in 2006 and Vice President
	the management of the Fund.		thereof from 2004 to 2006; Managing Director
and portfolio manager with Bear Stearns Asset
Management from 2001 to 2004.

Murali Balaraman,	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
CFA	management of the Fund’s portfolio,		2009 and Director thereof from 2006 to 2008;
	including setting the Fund’s overall		Director of MLIM in 2006 and Vice President
	investment strategy and overseeing		thereof from 1998 to 2006.
the management of the Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and the PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch & Co., Inc., and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Boards of Directors, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed-income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed-income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends and Taxes

The Basic Value V.I., Global Allocation V.I., S&P 500 Index V.I., Large Cap Core V.I., Large Cap Value V.I., and Value Opportunities V.I. Funds declare dividends at least annually and reinvest dividends at least annually in additional shares of the respective Funds.

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

In addition, each Fund intends to meet certain diversification and investor control requirements applicable to regulated investment companies underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

If a Fund should fail to comply with the diversification or investor control requirements or were to otherwise fail to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts for federal tax purposes and income and gain earned inside the Contracts in current and prior years would be taxed currently to the Contract holders and would remain taxable in future years as well, even if the Fund were to become adequately diversified.

Dividends paid by the Company may be included in a Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

General Information

Shareholder Documents

Please contact your Insurance Company for a copy of the Funds’ annual and semi-annual reports.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how the Funds invest, please see the Statement of Additional Information.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of their portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

Glossary of Investment Terms

Asset-Backed Securities — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, mortgage-backed securities, other floating rate or variable rate obligations and zero coupon debt securities.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Debt Securities — securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Depositary Receipts — American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.

Distressed Securities — securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by BlackRock.

Dividend Yields — a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

Dollar Rolls — a dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in a Fund, the more weight it gets in calculating this average.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Emerging Growth Companies — companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Enterprise value-sales ratio — the ratio of a company’s market value (calculated with reference to the aggregate market value to its outstanding shares plus the amount of debt outstanding minus cash) to its total sales. Generally, a low enterprise value- sales ratio is one indication that the company may be undervalued.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Fixed-Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Fundamental Analysis — a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Instrumentalities — supranational entities sponsored by the United States and other governments, such as the Inter-American Development Bank.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s, S&P and Fitch, or unrated securities that Fund management believes are of comparable quality.

Large Cap Companies — companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2009, the lowest market capitalization in this group was $1.2 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Market Capitalization — the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization.

Maturity — the time at which the full principal amount of a debt security is scheduled to be repaid. The maturity of a high yield debt instrument may be short-term (two years or under), intermediate-term (two to five years) or long-term (over five years).

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred Stock may also be convertible into common stock.

Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, a Fund may be required to invest the proceeds in securities with lower yields.

Price-to-Book Ratio — price of a stock divided by its book value.

Price/Earnings Ratio — price of a stock divided by its earnings per share.

Real Estate Investment Trusts (REITs) — REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

Rights — the Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Short Sale — a transaction in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

Total Investment Return — the combination of capital appreciation and investment income.

U.S. Government Agencies — entities that are part of or sponsored by the Federal government, such as the Government National Mortgage Association, the Tennessee Valley Authority or the Federal Housing Administration.

U.S. Government Sponsored Enterprises — private corporations sponsored by the federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association or the Federal National Mortgage Association, but are not backed by the full faith and credit of the United States.

Utilities Companies — companies that are primarily engaged in the ownership or operation of facilities used to generate, transmit, or distribute electricity, telecommunications, gas or water.

Volatility — the amount and frequency of changes in a security’s value.

Warrants — a warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

Yields — a fixed-income security’s annualized income stream divided by the security’s current price, which represents the security’s current expected rate of return.

Zero-Coupon Bonds — bonds that are sold at a substantial discount to their value at maturity and do not pay current interest.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing a Fund.

Glossary of Other Terms

Barclays Capital U.S. Aggregate Bond Index — a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and Government agency issues with at least one year to maturity. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Barclays Capital Mortgage-Backed Securities Index — a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The High Income now uses this index because it best reflects the Fund’s investment strategies.

Citigroup Non-U.S. Dollar World Government Bond Index — an unmanaged, market capitalization-weighted index that tracks ten government bond indices, excluding the United States.

Contract — the Fund offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Fund as an investment option. The contract owner does not become a Fund shareholder.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

FTSE World Index — this unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.

FTSE World Index (Ex. US) Equities — an unmanaged, capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor Class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Merrill Lynch 10-year Treasury Index — a widely recognized unmanaged one security index that consists of the current “on- the-run” 10-Year Treasury issue.

MSCI EAFE Index — an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.

MSCI World Index — this unmanaged market capitalization-weighted index, calculated by Morgan Stanley Capital International, is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.

Merrill Lynch Treasury Index GA05 — an unmanaged index designed to track the total return of the current coupon five- year U.S. Treasury bond.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Reference Benchmark — the Reference Benchmark is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup Non-US Dollar World Government Bond Index.

Russell 1000® Index — an unmanaged broad-based index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with a greater than average growth orientation.

Russell 1000® Value Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price to book ratios and lower forecasted growth values.

Russell 2000® Index — this unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

S&P 500 Index — this unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issuers. S&P 500 is a registered trademark of the McGraw-Hill Companies.

S&P 500 Citigroup Growth Index — an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. It is designed to provide a comprehensive measure of large-cap U.S. equity growth performance.

S&P 500 Citigroup Value Index — an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. It is designed to provide a comprehensive measure of large-cap U.S. equity value performance.

S&P Global Broad Market Index (BMI) — a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

S&P SmallCap 600/Citigroup Value Index — a subset of the S&P 600 Index that consists of those stocks in the S&P 600 Index exhibiting the strongest value characteristics.

S&P Utilities Index — this unmanaged capitalization index is comprised of all stocks designed to measure the performance of all the electric utility sectors of the S&P 500 Index.

For More Information

Fund and Service Providers

THE FUND
BlackRock Variable Series Funds, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427
(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS
BlackRock Investment Management, LLC,
P.O. Box 9011, Princeton
New Jersey 08543-9011

BlackRock International Limited
40 Torpichen Street
Edinburgh EH3 8JB, United Kingdom

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
600 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
600 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Other Important Information

BlackRock Variable Series Funds Class III Shares

Your Account	The Insurance Companies	III-3
	How to Buy and Sell Shares	III-3
	Rule 12b-1 Fees for Class III Shares	III-4

Management of the Fund	Information about BlackRock and the Portfolio Managers
	BlackRock	III-6
	Portfolio Manager Information	III-7
	Conflicts of Interest	III-9
	Valuation of Fund Investments	III-10
	Dividends and Taxes	III-11

General Information	Shareholder Documents	III-12
	Certain Fund Policies	III-12
	Statement of Additional Information	III-12

Glossary	Glossary of Investment Terms	III-13

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Your Account

The Insurance Companies

Shares of the Funds are sold to separate accounts of insurance companies (the “Insurance Companies”) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies.

Shares of the Funds are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Fund, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. Because shares of the Funds will be sold only to the Insurance Companies for the separate accounts, the terms “shareholder” and “shareholders” in this prospectus refer to the Insurance Companies.

More than one Insurance Company may invest in each Fund. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Fund or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Fund following a change in the Fund’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Fund and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, the Fund may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

How to Buy and Sell Shares

The Company is offering through this prospectus Class III Shares in each of its Funds to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Funds for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading

The Board of Directors (the “Board”) of each Fund has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve a Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

III-3

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and such Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, such Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Rule 12b-1 Fees for Class III Shares

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act (the “Plan”) that allows each Fund to pay distribution fees to each of the participating Insurance Companies for the sale and distribution of its Class III Shares. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class III shareholders have no other purchase option. The amount of the distribution fee payable under the plan equals 0.25% of the average daily net asset value of the Class III Shares of the Fund held by the participating Insurance Company.

The distribution fee may be used to pay the participating insurance companies for distribution services provided in connection with the sale of Class III Shares. The distribution fee may also be used to pay insurance companies and other financial intermediaries (“Service Organizations”) for sales support services and related expenses.

In addition to, rather than in lieu of, distribution fees that the Fund may pay to a Service Organization pursuant to a Plan and fees the Fund pays to its Transfer Agent, if approved by the Company’s Board of Directors, BlackRock, on behalf of the Funds, may enter into non-Plan agreements with a Service Organization pursuant to which the Fund will

III-4

pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.

BlackRock, BlackRock Investments, LLC (“BI” or the “Distributor”) and their affiliates may make payments relating to distribution and sales support activities to Service Organizations out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributors and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information (“SAI”).

III-5

Management of the Fund

BlackRock

BlackRock, each Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Fund’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

The Company, on behalf of each Fund, has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock receives for its services to the Funds a fee at the annual rate described below.

Name of Fund	Management Fee

BlackRock Basic Value V.I. Fund	0.60%

BlackRock Global Allocation V.I. Fund	0.65%

BlackRock Global Growth V.I. Fund	0.75%

BlackRock Large Cap Growth V.I. Fund	0.65%

BlackRock Large Cap Value V.I. Fund	0.75%

BlackRock Value Opportunities V.I. Fund	0.75%

BlackRock Large Cap Core V.I. Fund

Portion of Average Daily Value of Net Assets	Management Fee

Not exceeding $250 million	0.50%

In excess of $250 million but not exceeding $300 million	0.45%

In excess of $300 million but not exceeding $400 million	0.425%

In excess of $400 million	0.40%

BlackRock and Merrill Lynch Life Agency, Inc. (“MLLA”) have entered into reimbursement agreements, (the “Reimbursement Agreements”), that provide that the expenses paid by each applicable Fund for Class I, Class II and Class III Shares (excluding interest, taxes, brokerage fees and commissions and extraordinary charges such as litigation costs, and excluding the distribution fees if any imposed on Class II and Class III Shares of such Fund) will be limited to 1.25% respectively, of its average net assets. Any such expenses in excess of this percentage will be reimbursed to the Fund by BlackRock which, in turn, will be reimbursed by MLLA. The Reimbursement Agreements may be amended or terminated by the parties thereto upon prior written notice to the Company.

For the fiscal year ended December 31, 2008, BlackRock received a fee, net of applicable waivers, at the annual rate of each Fund’s average daily net assets as described below.

Fund Name	Management Fee

Basic Value V.I. Fund	0.60%

Global Allocation V.I. Fund	0.65%

Global Growth V.I. Fund	0.75%

Large Cap Core V.I. Fund	0.48%

Large Cap Growth V.I. Fund	0.65%

Large Cap Value V.I. Fund	0.75%

Value Opportunities V.I. Fund	0.75%

III-6

BlackRock has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, under which BlackRock pays BIM a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIM is responsible for the day-to-day management of the Basic Value V.I. Fund, Global Growth V.I. Fund, Large Cap Core, V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund and Value Opportunities V.I. Fund, BIM is responsible for the day-to-day management of a portion of the Global Allocation V.I. Fund.

BlackRock has entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of BlackRock, under which BlackRock pays BIL a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BIL is responsible for the day-to-day management of a portion of the Global Allocation V.I. Fund.

A discussion of the basis for the Board of Directors’ approval of the Management Agreement with BlackRock and each sub-advisory agreement between BlackRock and each sub-adviser is included in each Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

BlackRock Basic Value V.I. Fund

The Fund is managed by a team of financial professionals. Kevin Rendino, Kurt Schansinger and Carrie King are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Kevin Rendino	Responsible for the day-to-day	2002	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio		2006; Managing Director of Merrill Lynch
	including setting the Fund’s overall		Investment Managers, L.P. (“MLIM”) from 2000
	investment strategy and overseeing		to 2006 .
	the management of the Fund.

Kurt Schansinger	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2006; Managing Director of MLIM from 200 to
	including setting the Fund’s overall		2006 .
	investment strategy and overseeing
	the management of the Fund.

Carrie King	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2007; Vice President of BlackRock from 2006
	including setting the Fund’s overall		to 2007; Vice President of MLIM since 1993.
	investment strategy and overseeing
	the management of the Fund.

III-7

BlackRock Global Allocation V.I. Fund

The Fund is managed by team of financial professionals. Dennis W. Stattman is the Fund’s senior portfolio manager and Dan Chamby and Romualdo Roldan are the Fund’s associate portfolio managers, and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Dennis W. Stattman	Jointly responsible for the day-to-day	2001	Managing Director of BlackRock, Inc. since
	management of the Fund and for		2006; Managing Director of Merrill Lynch
	the selection of its investments.		Investment Managers (“MLIM”) from 2000 to
2006, Portfolio Manager with BlackRock or
MLIM since 1989.

Dan Chamby	Jointly responsible for the day-to-day	2004	Director of BlackRock, Inc. since 2006; Director
	management of the Fund and for		of MLIM from 2000 to 2006, Portfolio Manager
	the selection of its investments.		with BlackRock or MLIM since 2003.

Romualdo Roldan	Jointly responsible for the day-to-day	2006	Director of BlackRock, Inc. since 2006; Director
	management of the Fund and for		of MLIM from 2000 to 2006, Vice President of
	the selection of its investments.		MLIM from 1998 to 2000, Portfolio Manager
with BlackRock or MLIM since 1999.

BlackRock Global Growth V.I. Fund

The Fund is managed by a team of financial professionals. Thomas P. Callan, CFA and Michael D. Carey, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Thomas P. Callan,	Responsible for the day-to-day	1998	Managing Director of BlackRock since 1998.
CFA	management of the Fund’s portfolio
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

Michael D. Carey,	Responsible for the day-to-day	1998	Managing Director of BlackRock since 2007;
CFA	management of the Fund’s portfolio		Director of BlackRock from 2004 to 2007.
	including setting the Fund’s overall
	investment strategy and overseeing
	the management of the Fund.

BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund and BlackRock Large Cap Value V.I. Fund

Each Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Robert C. Doll, Jr.,	Senior portfolio manager jointly	2001	Vice Chairman and Global Chief Investment Officer
CFA	responsible for the day-to-day	(Large Cap	for Equities of BlackRock, Inc. since 2006; Member
	management of the Fund’s portfolio,	Core V.I.	of the Executive, Operating and Leadership
	including setting the overall	Fund and	Committees of BlackRock, Inc. and head of its
	investment strategy and overseeing	Large Cap	U.S. Large Cap Series equity team; President of
	the management of the Fund.	Value V.I.	Merrill Lynch Investment Managers, L.P.
		Fund)	(“MLIM”) and its affiliate, Fund Asset
		1999	Management, L.P. (“FAM”), from 2001 to 2006;
		(Large Cap	President and a member of the Board of the
		Growth V.I.	funds advised by MLIM and its affiliates from
		Fund)	2005 to 2006.

Daniel Hanson,	Associate portfolio manager jointly	2008	Managing Director of BlackRock since 2009;
CFA	responsible for the day-to-day		Director of BlackRock, Inc. since 2007; member
	management of the Fund’s portfolio,		of MLIM’s Large Cap Series Team from 2003 to
	including setting the overall		2006.
investment strategy and overseeing
the management of the Fund.

III-8

BlackRock Value Opportunities V.I. Fund

The Fund is managed by a team of financial professionals led by John Coyle, CFA and Murali Balaraman, CFA. Mr. Coyle and Mr. Balaraman are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

John Coyle, CFA	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
	management of the Fund’s portfolio,		2009 and Director thereof from 2006 to 2008;
	including setting the Fund’s overall		Director of Merrill Lynch Investment Managers,
	investment strategy and overseeing		L.P. (“MLIM”) in 2006 and Vice President
	the management of the Fund.		thereof from 2004 to 2006; Managing Director
and portfolio manager with Bear Stearns Asset
Management from 2001 to 2004.

Murali Balaraman,	Responsible for the day-to-day	2009	Managing Director of BlackRock, Inc. since
CFA	management of the Fund’s portfolio,		2009 and Director thereof from 2006 to 2008;
	including setting the Fund’s overall		Director of MLIM in 2006 and Vice President
	investment strategy and overseeing		thereof from 1998 to 2006.
the management of the Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and the PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch & Co., Inc., and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

III-9

Under a securities lending program approved by the Funds’ Boards of Directors, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, a Fund’s net asset value may change on days when the Insurance Company will not be able to purchase or redeem the Fund’s shares.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain other fixed-income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Occasionally, market volatility or other occurrences or events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the market prices for such securities determined prior to the close of the New York Stock Exchange. If market quotations are not readily available or, in the Manager’s judgment, they do not accurately reflect fair value for a security or if a security’s value has been materially affected by events or other circumstances occurring after the close of the market on which the security is principally traded and prior to the time at which the Fund’s net asset value is determined, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value.

A Fund generally values fixed-income portfolio securities using market prices provided by an independent pricing service approved by the Company’s Board of Directors. If market quotations are not readily available or, in the Manager’s judgment, they do not accurately reflect fair value for a security, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by the Company’s independent pricing service using a matrix pricing system or by the Manager’s Valuation Committee after consideration of the material factors that may affect that value of a particular security.

The Board has adopted valuation procedures for each Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager’s Valuation Committee. Fair value determinations by the Manager that affect the Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Fund. Significant events may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster). The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets and that such volatility can constitute a significant event. The fair valuation procedures, therefore, include a procedure whereby a Fund may use adjusted foreign securities prices provided by an independent pricing service in accordance with a valuation policy approved by the Board of Directors to take such volatility into account.

Each Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

III-10

Dividends and Taxes

The Basic Value V.I., Global Growth V.I., Global Allocation V.I., Large Cap Core, V.I. Large Cap Growth V.I., Large Cap Value V.I. and Value Opportunities V.I. Funds declare dividends at least annually and reinvest dividends at least annually in additional shares of the respective Funds.

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, each Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

In addition, each Fund intends to meet certain diversification and investor control requirements applicable to regulated investment companies underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

If a Fund should fail to comply with the diversification or investor control requirements or were to otherwise fail to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the Fund would not be treated as annuity, endowment, or life insurance contracts for federal tax purposes and income and gain earned inside the Contracts in current and prior years would be taxed currently to the Contract holders and would remain taxable in future years as well, even if the Fund were to become adequately diversified.

Dividends paid by the Company may be included in a Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

III-11

General Information

Shareholder Documents

Please contact your Insurance Company for a copy of the Funds’ annual and semi-annual reports.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how the Funds invest, please see the Statement of Additional Information.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of their portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

III-12

Glossary

Glossary of Investment Terms

Asset-Backed Securities — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, mortgage-backed securities, other floating rate or variable rate obligations and zero coupon debt securities.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Debt Securities — securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Depositary Receipts — American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts.

Distressed Securities — securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by BlackRock.

Dividend Yields — a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

Dollar Rolls — a dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in a Fund, the more weight it gets in calculating this average.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Emerging Growth Companies — companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Enterprise Value-Sales Ratio — the ratio of a company’s market value (calculated with reference to the aggregate market value to its outstanding shares plus the amount of debt outstanding minus cash) to its total sales. Generally, a low enterprise value- sales ratio is one indication that the company may be undervalued.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

III-13

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Fixed-Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Fundamental Analysis — a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Instrumentalities — supranational entities sponsored by the United States and other governments, such as the Inter-American Development Bank.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s, S&P and Fitch, or unrated securities that Fund management believes are of comparable quality.

Large Cap Companies — companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2009, the lowest market capitalization in this group was $1.2 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Market Capitalization — the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization.

Maturity — the time at which the full principal amount of a debt security is scheduled to be repaid. The maturity of a high yield debt instrument may be short-term (two years or under), intermediate-term (two to five years) or long-term (over five years).

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred Stock may also be convertible into common stock.

Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, a Fund may be required to invest the proceeds in securities with lower yields.

Price-to-Book Ratio — price of a stock divided by its book value.

Price/Earnings Ratio — price of a stock divided by its earnings per share.

Real Estate Investment Trusts (REITs) — REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

Rights — the Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Short Sale — a transaction in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

Total Investment Return — the combination of capital appreciation and investment income.

U.S. Government Agencies — entities that are part of or sponsored by the Federal government, such as the Government National Mortgage Association, the Tennessee Valley Authority or the Federal Housing Administration.

III-14

U.S. Government Sponsored Enterprises — private corporations sponsored by the federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association or the Federal National Mortgage Association, but are not backed by the full faith and credit of the United States.

Utilities Companies — companies that are primarily engaged in the ownership or operation of facilities used to generate, transmit, or distribute electricity, telecommunications, gas or water.

Volatility — the amount and frequency of changes in a security’s value.

Warrants — a warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

Yields — a fixed-income security’s annualized income stream divided by the security’s current price, which represents the security’s current expected rate of return.

Zero-Coupon Bonds — bonds that are sold at a substantial discount to their value at maturity and do not pay current interest.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing a Fund.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Glossary of Other Terms

Barclays Capital U.S. Aggregate Bond Index — a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and Government agency issues with at least one year to maturity. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Barclays Capital Mortgage-Backed Securities Index — a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index — an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The High Income now uses this index because it best reflects the Fund’s investment strategies.

Citigroup Non-U.S. Dollar World Government Bond Index — an unmanaged, market capitalization-weighted index that tracks ten government bond indices, excluding the United States.

Contract — the Fund offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Fund as an investment option. The contract owner does not become a Fund shareholder.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

FTSE World Index — this unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.

FTSE World Index (Ex. US) Equities — an unmanaged, capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States.

III-15

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor Class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Merrill Lynch 10-year Treasury Index — a widely recognized unmanaged one security index that consists of the current “on- the-run” 10-Year Treasury issue.

MSCI EAFE Index — an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.

MSCI World Index — this unmanaged market capitalization-weighted index, calculated by Morgan Stanley Capital International, is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.

Merrill Lynch Treasury Index GA05 — an unmanaged index designed to track the total return of the current coupon five- year U.S. Treasury bond.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Reference Benchmark — the Reference Benchmark is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup Non-US Dollar World Government Bond Index.

Russell 1000® Index — an unmanaged broad-based index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with a greater than average growth orientation.

Russell 1000® Value Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price to book ratios and lower forecasted growth values.

Russell 2000® Index — this unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

S&P 500 Index — this unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issuers. S&P 500 is a registered trademark of the McGraw-Hill Companies.

S&P 500 Citigroup Growth Index — an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. It is designed to provide a comprehensive measure of large-cap U.S. equity growth performance.

S&P 500 Citigroup Value Index — an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. It is designed to provide a comprehensive measure of large-cap U.S. equity value performance.

S&P Global Broad Market Index (BMI) — a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

S&P SmallCap 600/Citigroup Value Index — a subset of the S&P 600 Index that consists of those stocks in the S&P 600 Index exhibiting the strongest value characteristics.

S&P Utilities Index — this unmanaged capitalization Index is comprised of all stocks designed to measure the performance of all the electric utility sectors of the S&P 500 Index.

III-16

For More Information

Fund and Service Providers

THE FUND
BlackRock Variable Series Funds, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427
(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS
BlackRock Investment Management, LLC,
P.O. Box 9011, Princeton
New Jersey 08543-9011

BlackRock International Limited
40 Torpichen Street
Edinburgh, EH3 8JB, United Kingdom

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
600 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
600 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated May 1, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Variable Series Funds, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Variable Series Funds, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK VARIABLE SERIES FUNDS, INC.
INVESTMENT COMPANY ACT FILE NO. 2-74452

Code Pro-Var-0409

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Variable Series Funds, Inc.

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 441-7762

     BlackRock Variable Series Funds, Inc. (the “Company”) is an open-end management investment company which has a wide range of investment objectives among its sixteen separate funds (hereinafter referred to as the “Funds” or individually as a “Fund”): BlackRock Balanced Capital V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Fundamental Growth V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Growth V.I. Fund, BlackRock Government Income V.I. Fund, BlackRock High Income V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock Utilities and Telecommunications V.I. Fund and BlackRock Value Opportunities V.I. Fund. Three separate classes of common stock (“Common Stock”), Class I Common Stock, Class II Common Stock and Class III Common Stock, may be issued for each Fund.

     This Statement of Additional Information of the Company is not a prospectus and should be read in conjunction with the Prospectus of the Company, dated May 1, 2009 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing to the Company at the above address. The Prospectus is incorporated by reference into the Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Company’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2008 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

     BlackRock Advisors, LLC — Manager
BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is May 1, 2009.

THE INSURANCE COMPANIES

     Shares of each Fund are sold to separate accounts (“Separate Accounts”) of insurance companies (“Insurance Companies”) to fund certain variable life insurance and/or variable annuity contracts (together, “Contracts”) issued by such companies. Certain Insurance Companies may be affiliates of the Manager. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Fund, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of a Fund, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since shares of the Funds will be sold only to the Insurance Companies for the Separate Accounts, the terms “shareholder” and “shareholders” in this Statement of Additional Information refer to the Insurance Companies.

Non-Diversified Fund

     The S&P 500 Index V.I. Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as an amended (the “Investment Company Act”). However, the Fund will have to limit its investments to the extent required by the diversification requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”). To qualify as a regulated investment company, a Fund, at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities (except obligations of the U.S. Government, its agencies or instrumentalities) of any one issuer and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. The other Funds are classified as diversified investment companies and must meet the above requirements with respect to 75% of their assets.

Fixed-Income Security Ratings

     The Balanced Capital V.I. Fund, Total Return V.I. Fund, Global Allocation V.I. Fund, High Income V.I. Fund and Utilities and Telecommunications V.I. Fund may invest in fixed-income securities rated below investment grade by one or more of the Nationally Recognized Statistical Rating Organizations (e.g., securities rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and BB or below by Standard & Poor’s (“Standard & Poor’s”) or Fitch Ratings (“Fitch”) at the time of investment). In addition, securities purchased by a Fund may be downgraded after purchase. Such securities may continue to be held and will be sold only if, in the judgment of the Manager, it is advantageous to do so. Securities in the lowest category of investment grade debt securities may have speculative characteristics, which may lead to weakened capacity to pay interest and principal during periods of adverse economic conditions. See Appendix A of this Statement of Additional Information for a fuller description of corporate bond ratings.

Maturity of Fixed-Income Investments

     Certain Funds that invest in fixed-income securities have limits on the maturity of each fixed-income investment or on the average maturity of the portfolio. For purposes of applying these limits, each Fund will consider a fixed-income security’s maturity to be its stated maturity (the date the issuer is scheduled to make its final payment of principal), except that for a security with an unconditional put entitling a Fund to receive the security’s approximate amortized cost, the maturity will be considered to be the next put date;

  for mortgage-backed and other amortizing securities, the maturity will be considered to be the average life remaining (the length of time it is expected to take to retire half of the remaining principal through amortizing payments) based on prepayment assumptions that the Manager believes to be reasonable;

  for a variable or floating rate investment grade security that the Investment Adviser believes will have a market value approximating amortized cost on the next interest reset date, the maturity will be considered to be the next reset date; and for a Fund that operates under SEC rules that specifically define the maturity of a security, the maturity of a security will be the maturity determined in a manner consistent with the SEC rules.

Portfolio Strategies

     Foreign Securities. The Balanced Capital V.I., Basic Value V.I., Value Opportunities V.I., Global Allocation V.I., Government Income V.I., Utilities and Telecommunications V.I., High Income V.I., International Value V.I., Total Return V.I., Large Cap Core V.I., Large Cap Growth V.I., Global Growth V.I., Fundamental Growth V.I., and Large Cap Value V.I. Funds may invest in securities of foreign issuers. The S&P 500 Index V.I. Fund may also invest in securities of foreign issuers to the extent such issuers are included in the Standard & Poor’s 500 Index (the “S&P Index”). Investments in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of economic, political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. Foreign legal systems may differ from the U.S. legal system, and if it should become necessary, a Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. The operating expense ratio of a Fund investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial costs, are higher. In addition, net investment income earned by a Fund on a foreign security may be subject to withholding and other taxes imposed by foreign governments which will reduce a Fund’s net investment income. The Manager will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Fund. The Global Allocation V.I., International Value V.I., Large Cap Core V.I., Utilities and Telecommunications V.I. and Global Growth V.I. Funds may, from time to time, be substantially invested in non-dollar-denominated securities of foreign issuers. For a Fund that invests in foreign securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may directly affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned, and a Fund’s return on investments in non-dollar-denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Fund holds such investments. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. Each Fund other than the Balanced Capital V.I., Basic Value V.I., Total Return V.I., S&P 500 Index V.I., Value Opportunities V.I., Global Allocation V.I., Utilities and Telecommunications V.I., Global Growth V.I., Large Cap Core V.I., Large Cap Growth V.I., International Value V.I., Fundamental Growth V.I., and Large Cap Value V.I. Funds will purchase securities issued in U.S. dollar denominations only.

     The securities markets of many countries at times in the past have moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for a Fund’s portfolio as a whole. This negative correlation also may offset unrealized gains a Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

     Each of the Funds is permitted to invest in foreign securities and may, from time to time, invest in securities of foreign issuers in smaller capital markets. Foreign investments involve risks, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems, the existence or possible imposition of exchange controls, or other foreign or United States governmental laws or restrictions, that are often heightened for investments in smaller capital markets. Some countries with smaller capital markets prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals.

     There may be less publicly available information about an issuer in a foreign market, particularly one in a smaller capital market, than would be available about a United States company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

     Smaller capital markets, while often growing in trading volume, have substantially less volume than United States markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable United States companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in a Fund which invests in these markets incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of such a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

     As a result, management of a Fund that invests in foreign securities may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

     Certain of the Funds may invest in debt securities issued by foreign governments. Investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

     As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Government obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements.

     The Balanced Capital V.I. Fund, Basic Value V.I. Fund, Value Opportunities V.I. Fund, Utilities and Telecommunications V.I. Fund, Global Growth V.I. Fund, Fundamental Growth V.I. Fund, Global Allocation V.I. Fund, Large Cap Growth V.I. Fund, International Value V.I. Fund, Large Cap Core V.I. Fund and Large Cap Value V.I. Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designated for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Funds may invest in ADRs and EDRs through both sponsored and unsponsored arrangements. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depository’s transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities.

     A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act, each Fund may invest up to 10% of its total assets in securities of such closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. A Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Investment Company Act restricts a Fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain foreign banks and other financial institutions.

     Rules adopted under the Investment Company Act permit the Funds to maintain their foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Funds, in which event the Funds may be precluded from purchasing securities in certain foreign countries in which they otherwise would invest or the Funds may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Funds may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

     Risks of Investments in Russia. International Value V.I. Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

     Convertibles. Certain Fund’s are authorized to invest in convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”) or (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed-income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”).

     The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     In analyzing convertible securities, the Manager will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

     Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, certain Funds are authorized to enter into foreign currency hedging transactions in which they may seek to reduce the effect of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     As indicated above, convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, long-term equity anticipation securities (“LEAPS”), or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

     A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

     More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify a Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

     The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

     Warrants. The Global Allocation V.I. Fund, Value Opportunities V.I. Fund, Balanced Capital V.I. Fund, Basic Value V.I. Fund, Global Growth V.I. Fund, Fundamental Growth V.I. Fund, International Value V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund are each authorized to invest in warrants. A warrant gives its holder the option to purchase another security, usually stock, for a certain period of time at a set price. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

     Securities of Smaller or Emerging Growth Companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. While such issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. However, full development of these companies and trends frequently takes time.

     The securities of smaller or emerging growth companies will often be traded only in the over-the-counter (“OTC”) market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when in management’s judgment such disposition is not desirable or to make many small sales over a lengthy period of time.

     While the process of selection and continuous supervision by management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

     Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

     Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate significantly during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

     Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

     Precious Metal-Related Securities. Certain Funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies.

     The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

     Certain Funds may also invest in exchange-traded funds, debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as “asset-based securities.” While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which these Funds may invest may bear interest or pay preferred dividends at below market (or even at relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because these Funds presently do not intend to invest directly in natural resource assets, these Funds would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

     Real Estate Related Securities. Although no Fund invests directly in real estate, certain Funds do invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying these Funds’ investments are concentrated geographically, by property type or in certain other respects, these Funds may be subject to certain of the foregoing risks to a greater extent. Investments by these Funds in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

     In addition, if these Funds receive rental income or income from the disposition of real property acquired as a result of a default on securities these Funds own, the receipt of such income may adversely affect these Funds’ ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

     Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies, REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

     Mortgage-Backed Securities. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

     To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than do short-term securities, maturity extension risk could increase the inherent volatility of a Fund.

     Illiquid or Restricted Securities. Each Fund may invest up to 15% (10% in the case of the Money Market V.I. Fund) of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of that investment in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

     Each Fund may invest in securities that are “restricted securities.” Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that the Funds may buy directly from the issuer. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

     Investments in high yield debt instruments, including high yield bonds, corporate loans or other privately placed securities, may result in a Fund receiving material nonpublic information (“inside information”) concerning the borrower or issuer. Receipt of inside information concerning a borrower or issuer may, under certain circumstances, prohibit the Fund or other funds or accounts managed by the same portfolio managers, from trading in the public securities of the borrower or issuer. Conversely, the portfolio managers for the Funds may, under certain circumstances, decline to receive inside information made available by the borrower or issuer in order to allow the Fund, or other funds or accounts managed by the same portfolio managers, to continue to trade in the public securities of such borrower or issuer.

     144A Securities. The Funds may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Funds’ investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in each Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Securities Lending. Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, each Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Each Fund receives the income on the loaned securities. Where each Fund receives securities as collateral, each Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where each Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, each Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Fund is obligated to return the collateral to the borrower at the termination of the loan. Each Fund could suffer a loss in the event each Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, each Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. Each Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of each Fund as lending agent. See “Portfolio Transactions and Brokerage.”

     Borrowing and Leverage. Each Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% (20% in the case of the Money Market V.I Fund) of its total assets (including the amount borrowed) and each Fund (other than the Money Market V.I. Fund) may borrow up to an additional 5% of its total assets for temporary purposes. Each Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law, and may use borrowing to enable it to meet redemptions. The use of leverage by the Funds creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, that Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

     The Funds at times may borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     When-Issued and Delayed-Delivery Securities and Forward Commitments. Securities may be purchased on a when-issued basis or forward commitment basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Fund will establish a segregated account in connection with such transactions in which the Fund will deposit liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

     U.S. Government securities, agency securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 180 days between the commitment and settlement dates. The purchase will be recorded on the date a Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. A Fund will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest pursuant to its investment objectives and policies.

     Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 10% (15% for the Global Allocation V.I. Fund, International Value V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund) of its assets taken at the time of commitment or security. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. If the security is issued, the cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Eurodollar and Yankeedollar Obligations. For temporary or defensive purposes, certain Funds may invest in obligations issued by foreign branches or subsidiaries of U.S. banks (“Eurodollar” obligations), by U.S. branches or subsidiaries of foreign banks (“Yankeedollar” obligations), or by foreign depository institutions and their foreign branches and subsidiaries (“foreign bank obligations”). Investment in such obligations may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign depository institutions and their foreign branches and subsidiaries, and foreign branches or subsidiaries of U.S. banks, may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign depository institution, branch or subsidiary, or a U.S. branch or subsidiary of a foreign bank, than about a U.S. bank, and such institutions may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of Eurodollar and foreign bank obligations may be held outside of the United States, and a Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign bank obligations of the Fund held overseas will be held by foreign branches of the Custodian for the Fund or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

     Standard & Poor’s Depositary Receipts, DIAMONDS, etc. Certain Funds may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the “Exchange”) which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

     These Funds also may invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the “DJIA”). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.

     SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. The value of both SPDRs and DIAMONDS are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs and DIAMONDS involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs and/or DIAMONDS invested in by a Fund. Moreover, a Fund’s investment in SPDRs and/or DIAMONDS may not exactly match the performance of a direct investment in the component common stocks of the S&P 500 Index or the DJIA. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between each of the investment trusts and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and each of the investment trusts.

     These Funds also may invest in units of other investment trusts each of which represents an interest in a portfolio of securities consisting of all or substantially all of the securities of another well known index.

Short Sales

     Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Funds may have to pay a fee to borrow particular securities and are often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

     The Funds secure their obligations to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to segregate similar collateral if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value for the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     Because making short sales in securities that it does not own exposes the Funds to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Funds make short sales in securities that increase in value, it will likely under perform similar mutual funds that do not make short sales in securities they do not own. The Funds will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Funds will realize a gain if the security declines in price between those dates. There can be no assurance that the Funds will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold.

     The Funds may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Derivative Instruments

     Certain Funds may invest in derivative instruments, including indexed and inverse securities, options, futures, options on futures, swaps and purchase and sell foreign exchange. Transactions involving such instruments expose these Funds to certain risks and potential for gain or loss. Each Fund’s use of these instruments and the associated risks are described in detail below.

Indexed and Inverse Securities

     Each Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an “index”). As an illustration, a Fund may invest in a debt security that pays interest and returns principal based on the current value of an interest rate index (such as the prime rate or federal funds rate), a securities index (such as the Standard & Poor’s 500 Index (the “S&P 500”) or a more narrowly-focused index such as the AMEX Oil & Gas Index) or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index. For example, these Funds may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Company believes that indexed and inverse securities may provide portfolio management flexibility that permits Funds to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

Options on Securities and Securities Indices

     Types of Options. A Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions” below.

     Purchasing Options. Certain Funds are authorized to purchase put options on securities held in its portfolio or securities indices that are correlated with securities held in its portfolio. When a Fund purchases a put option, in consideration for an upfront payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

     Certain Funds are each authorized to purchase call options on securities it intends to purchase or securities or interest rate indices the performance of which are substantially correlated with the performance of the types of securities it intends to purchase. When a Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities or interest rate index increases beyond a specified level on or before the expiration date, in the case of an option on a securities or interest rate index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

     Each Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Options. Certain Funds are each authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When a Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

     Certain Funds may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. These Funds may write put options to earn income, through the receipt of option premiums. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when a Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. A Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options — for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”).

     A Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

     A Fund may also write call or put options that are “covered.” A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Options, Futures, and Currency Instruments” below. A call option will also be considered covered if a Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Futures

     Each Fund other than the Money Market V.I. Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     The sale of a futures contract limits a Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     Each Fund’s Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Fund is operated so as not to be deemed to be a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Swaps

     Each Fund other than Money Market V.I. Fund may enter into swap agreements, including interest rate and index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount”, i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of a Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of a Fund’s assets.

     A Fund may also enter into credit default swap agreements. The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may either be the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps may involve more risk than if a Fund had invested in the reference obligation directly.

     Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or a similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

     Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

     Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

     Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements

     Certain Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Foreign Exchange Transactions

     Certain Funds may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

     Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

     The Funds authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above.

     The Funds authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions” below.

     No Fund will speculate in Currency Instruments. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged. There can be no assurance that a fund will be able to enter into hedging transactions or that such transactions, if attempted, will be effective.

     Risk Factors in Hedging Foreign Currency Risks. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when adverse movements in currency exchange rates occur.

     It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available or cost-effective (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivative Instruments

     Use of derivatives for hedging purposes involves the risk of imperfect correlation in movements in the value of the derivatives and the value of the instruments being hedged. If the value of the derivatives moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

     Each Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

     Certain transactions in derivatives (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose a Fund to potential losses which exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will segregate liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments

     Certain derivatives traded in OTC markets, including indexed securities, OTC options, and swaps, may involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

     The staff of the SEC has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. Each Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund’s outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a “primary dealer” by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s exercise price).

     Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives

     No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Risks of High Yield Securities

     Certain Funds may invest a portion of their assets in high yield, high risk securities or junk bonds, which are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest.

Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During recessionary periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While the high yield securities in which the High Income V.I. Fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case a Fund may experience losses and incur costs.

     High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividend to shareholders.

     High yield securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on their prices and yields than on higher-rated fixed-income securities. Zero coupon bonds and bonds which pay interest and/or principal in additional bonds rather than in cash are especially volatile. Like higher-rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in this market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for such bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices a Fund receive for their junk bonds to be reduced, or a Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgement may play a greater role in valuing certain of each Fund’s portfolio securities than in the case of securities trading in a more liquid market.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the net asset value of a Fund. In addition, each Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

     Sovereign Debt. The junk bonds in which certain Funds may invest include junk bonds issued by sovereign entities. Investment in such sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to a Fund and there can be no assurance a Fund will be able to collect on defaulted sovereign debt in whole or in part.

     Investment in Other Investment Companies. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

U.S. Government Securities

     The Money Market V.I. Fund and the Government Income V.I. Fund (and, for temporary or defensive purposes, each other Fund) may invest in the various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

U.S. Government Agency Securities

     The Money Market V.I. Fund and the Government Income Bond V.I. Fund (and, for temporary or defensive purposes, each other Fund) may invest in government agency securities, which are debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Funds may invest in all types of government agency securities currently outstanding or to be issued in the future.

Depositary Institutions Money Instruments

     The Money Market V.I. Fund (and, for temporary or defensive purposes, each other Fund) may invest in depositary institutions money instruments, such as certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances, time deposits and bank notes. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks, savings banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals (“coupon dates”), based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Often, dealers selling variable rate certificates of deposit to the Funds agree to repurchase such instruments, at the Funds’ option, at par on the coupon dates. The dealers’ obligations to repurchase these instruments are subject to conditions imposed by the various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Funds are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit because variable rate certificates of deposit generally have a longer stated maturity than comparable fixed rate certificates of deposit. As a matter of policy, the Money Market V.I. Fund will invest only in these types of instruments issued/guaranteed by U.S. issuers.

     A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     For temporary or defensive purposes, each Fund may invest in certificates of deposit and bankers’ acceptances issued by foreign branches or subsidiaries of U.S. banks (“Eurodollar” obligations) or U.S. branches or subsidiaries of foreign banks (“Yankeedollar” obligations). The Fund may invest only in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank and meet the other criteria discussed below. Yankeedollar obligations in which the Fund may invest must be issued by U.S. branches or subsidiaries of foreign banks which are subject to state or federal banking regulations in the U.S. and by their terms must be general obligations of the foreign parent. In addition, the Fund will limit its investments in Yankeedollar obligations to obligations issued by banking institutions with more than $1 billion in assets.

     For temporary or defensive purposes, certain Funds may also invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers’ acceptances, time deposits and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

     Except as otherwise provided above with respect to investment in Yankeedollar and other foreign bank obligations, no Fund may invest in any bank money instrument issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least $1 billion and its deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”); provided that this limitation shall not prohibit the investment of up to 10% of the total assets of a Fund (taken at market value at the time of each investment) in certificates of deposit issued by banks and savings and loan associations with assets of less than $1 billion if the principal amount of each such certificate of deposit is fully insured by the FDIC.

Short-Term Debt Instruments

     The Money Market V.I. Fund (and, for temporary or defensive purposes, each other Fund) may invest in commercial paper (including variable amount master demand notes and insurance company funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs and by trusts issuing asset-backed commercial paper. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower’s consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis, in accordance with a stated short-term interest rate benchmark. Because the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Manager values such a note in accordance with the amortized cost basis described under “Determination of Net Asset Value” in the Statement of Additional Information.

     The Money Market V.I. Fund may also invest in nonconvertible debt securities issued by entities or asset-backed nonconvertible debt securities issued by trusts (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at date of settlement. Short-term debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. For a discussion of the ratings requirements of the Funds portfolio securities, see “Portfolio Restrictions” in the Prospectus to the Money Market V.I. Fund.

     For temporary or defensive purposes, certain Funds may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in this Statement of Additional Information in connection with investments in Eurodollar, Yankeedollar and foreign bank obligations.

Repurchase Agreements

     Repurchase Agreements; Purchase and Sale Contracts. A Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement and generally do not require the seller to provide additional securities in the event of a decline in the market value of the purchased security during the term of the agreement. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. Repurchase agreements maturing in more than seven days will be considered “illiquid securities.” The Money Market V.I. Fund will not enter into repurchase agreements maturing in more than 30 days.

     Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund, with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Funds will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Funds will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A separate account of the Funds will be established consisting of cash or liquid securities having a market value at all times at least equal in value to the proceeds received on any sale subject to repurchase plus accrued interest.

Insurance Law Restrictions

     In order for shares of the Funds to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for a Fund to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold.

     The New York insurance law requires that investments of each Fund be made with the degree of care of an “ordinarily prudent person.” The Manager believes that compliance with this standard will not have any negative impact on the performance of any of the Funds.

Other Considerations

     The Manager will use its best efforts to assure that each Fund complies with certain investment limitations of the Internal Revenue Service to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of any Fund to achieve its investment objective.

Suitability

     The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Company, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

INVESTMENT RESTRICTIONS

     The Company has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Funds and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares present at a meeting at which more than 50% of the outstanding shares of the affected Fund are represented or (ii) more than 50% of the outstanding shares of the affected Fund). The investment objective of each Fund is non-fundamental, and as such, may be changed by the Company’s Board of Directors without shareholder approval, except that the investment objectives of the Balanced Capital V.I. Fund, International Value V.I. Fund, Large Cap Growth V.I. Fund and Total Return V.I. Fund are fundamental, and as such may not be changed without the approval of the holders of a majority of the outstanding shares of each such Fund.

Restrictions Applicable to the Money Market V.I. Fund

     The Money Market V.I. Fund may not purchase any security other than money market and other securities described under “Investment Objectives and Policies” in the Money Market V.I. Fund’s Prospectus. In addition, the Money Market V.I. Fund may not purchase securities of foreign issuers (including Eurodollar and Yankeedollar obligations). In addition, the Money Market V.I. Fund may not:

     (1) invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 10% limitation.

     (2) alone, or together with any other Fund or Funds, make investments for the purpose of exercising control or management.

     (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     (4) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein.

     (5) purchase any securities on margin except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combination thereof.

     (7) make loans to other persons; provided that the Fund may purchase money market securities or enter into repurchase agreements; lend securities owned or held by it pursuant to (8) below; and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed the making of a loan.

     (8) lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines set forth below and the guidelines of the SEC and the Company’s Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     (9) borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The borrowing provisions shall not apply to reverse repurchase agreements. Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding.

     (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund’s total assets, taken at market value at the time thereof. Although the Fund has the authority to mortgage, pledge or hypothecate more than 10% of its total assets under this investment restriction (10), as a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.

     (11) act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     (12) purchase, either alone or together with any other Fund or Funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

     (13) invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 10% of its total assets (taken at market value) would be invested in such securities.

     (14) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund’s total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

     (15) enter into reverse repurchase agreements if, as a result thereof, the Fund’s obligations with respect to reverse repurchase agreements would exceed one-third of the Fund’s net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

     (16) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, government agency securities or bank money instruments).

Restrictions Applicable to each of the Funds (Except the Money Market V.I. Fund)

     Under the Funds’ fundamental investment restrictions, none of the Funds (unless noted otherwise below) may:

     1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.1

     2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).2

3. Make investments for the purpose of exercising control or management.3

     4. Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.9

6. Issue senior securities to the extent such issuance would violate applicable law.

     7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-

(footnotes appear on page 27)

term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.4

     8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     9. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the Funds’ non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, none of the Funds (unless noted otherwise below) may:

     a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law or as may be permitted in the Prospectus or this Statement of Additional Information. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

     b. Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and Statement of Additional Information for the Balanced Capital V.I. Fund, Total Return V.I. Fund, High Income V.I. Fund, Global Allocation V.I. Fund, Government Income Bond V.I. Fund and Value Opportunities V.I. Fund and by applicable law. No Fund, other than the Balanced Capital V.I. Fund, Total Return V.I. Fund, High Income V.I. Fund, Global Allocation V.I. Fund, Government Income Bond V.I. Fund and Value Opportunities V.I. Fund, currently intends to engage in short sales or maintain a short position, except for short sales “against the box.”5

     c. Invest in securities which cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors of the Company are not subject to the limitations set forth in this investment restriction.

     d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund’s total assets; included within such limitation, but not to exceed 2% of the Fund’s total assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.6

     e. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.6

     f. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.6

     g. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

(footnotes appear on the following page)

     h. Notwithstanding fundamental investment restriction number 7 above, borrow amounts in excess of 5% (20% in the case of the Fundamental Growth V.I. Fund, 10% in the case of the Global Allocation V.I. Fund and Government Income V.I. Fund, and 331/3% in the case of the Global Growth V.I. Fund, International Value V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund) of the total assets of the Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares; provided, however, that the Large Cap Core V.I. Fund and Large Cap Value V.I. Fund also may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.7

     i. Pledge greater than 10% of its total assets, taken at market value at the time of the pledge. For the purpose of this restriction, collateral arrangements with respect to (i) transactions in options, foreign currency contracts, futures contracts and options on futures contracts and (ii) initial and variation margin are not deemed to be a pledge of assets.8

     j. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, at the time of the loan.

     k. In the case of each of the Balanced Capital V.I. Fund, Basic Value V.I. Fund, Value Opportunities V.I. Fund, High Income V.I. Fund, Total Return V.I. Fund, Large Cap Core V.I. Fund, Fundamental Growth V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund, invest in the securities of foreign issuers, except that each such Fund may invest in securities of foreign issuers if at the time of acquisition no more than 10% (20% in the case of Balanced Capital V.I. Fund and Fundamental Growth V.I. Fund, 25% in the case of Basic Value V.I. Fund and Total Return V.I. Fund, 30% in the case of High Income V.I. Fund and Value Opportunities V.I. Fund, and no limit in the case of International Value V.I. Fund, Global Allocation V.I. Fund, Global Growth V.I. Fund, and Utilities & Telecommunications V.I. Fund) of its total assets, taken at market value at the time of the investment, would be invested in such securities. Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated. See each Fund’s Prospectus.

[1]	The S&P 500 Index V.I. Fund is classified as a non-diversified investment company under the Investment Company Act, and therefore, this restriction is not applicable to that Fund.

[2]	For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry. In addition, this restriction will not restrict the Utilities and Telecommunications V.I. Fund, under normal circumstances, from investing 80% or more of its total assets in equity and debt securities issued by domestic and foreign companies in the utilities industries (i.e., electricity, telecommunications, gas or water). For purposes of this restriction, each Fund other than Total Return V.I. Fund, Government Income V.I. Fund and High Income V.I. Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

[3]	In the case of the Global Allocation V.I. Fund, Balanced Capital V.I. Fund, Basic Value V.I. Fund, International Value V.I. Fund, Utilities & Telecommunications V.I. Fund, Value Opportunities V.I. Fund, Global Growth V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Core V.I. Fund and Large Cap Value V.I. Fund, investments in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

[4]	With respect to restriction 7(i), International Value V.I. Fund and Large Cap Growth V.I. Fund may borrow from entities other than banks.

[5]	The Balanced Capital V.I. Fund, Basic Value V.I. Fund, Total Return V.I. Fund, Fundamental Growth V.I. Fund, Global Allocation V.I. Fund, Global Growth V.I. Fund, High Income V.I. Fund, Government Income V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I.

Fund, Utilities and Telecommunications V.I. Fund and Value Opportunities V.I. Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

[6]	This restriction is not applicable to the Global Allocation V.I. Fund, International Value V.I. Fund, Global Growth V.I. Fund, Large Cap Growth V.I. Fund, Fundamental Growth V.I. Fund, Large Cap Core V.I. Fund and Large Cap Value V.I. Fund.

[7]	In addition, the Balanced Capital V.I., Basic Value V.I., International Value V.I., Value Opportunities V.I., Global Allocation V.I., High Income V.I., Total Return V.I., Large Cap Core V.I., Large Cap Value V.I. and Fundamental Growth V.I. Funds will not purchase securities while borrowings are outstanding, (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The Global Allocation V.I., Utilities and Telecommunications V.I., Global Growth V.I., Large Cap Growth V.I., Large Cap Core V.I. and Large Cap Value V.I. Funds will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

[8]	The Global Growth V.I. Fund, Fundamental Growth V.I. Fund, International Value V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Core V.I. Fund and Large Cap Value V.I. Fund are permitted to pledge their assets to secure borrowings.

[9]	With respect to restriction 5, International Value V.I. Fund and Large Cap Growth V.I. Fund may also make loans as permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

     In addition, (i) the Balanced Capital V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) (“Net Assets”) in U.S. Securities, (ii) the Total Return V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, (iii) the Government Income V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in fixed-income securities issued or guaranteed by the U.S. Treasury or U.S. government agencies and instrumentalities, (iv) the S&P 500 Index V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in the common stocks represented in the S&P 500 Index and in derivative instruments linked to the S&P 500, (v) the Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund each has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of its Net Assets in equity securities of large cap companies as defined in the Prospectus, (vi) the Value Opportunities V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in equity securities of small companies as defined by the Fund and (vii) the Utilities and Telecommunications V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity and debt securities issued by utility companies as defined by the Fund (which includes telecommunications companies) without providing the shareholders of any such Fund with at least 60 days prior notice of any change in the relevant Fund’s non-fundamental policy described in the preceding sentence.

     In addition, to comply with tax requirements for qualification as a “regulated investment company,” each Fund’s investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of each Fund’s total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of each Fund’s total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, each Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity a separate issuer, except that if the security is backed only by the assets and revenues of a nongovernmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Furthermore, in order to comply with the tax requirements for regulated investment companies sold to Separate Accounts, each Fund will diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For these purposes, obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. These tax-related limitations may be changed by the Board of Directors of each Fund to the extent necessary to comply with changes to the Federal tax requirements.

     Except with respect to restriction 7, (restriction 9 for Money Market V.I. Fund), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Over-The-Counter Options

     The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by a Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Directors of the Company without the approval of the Company’s shareholders.

MANAGEMENT OF THE COMPANY

Information on Directors and Officers

     The Board of Directors (the “Board”) of the Company consists of fifteen individuals (each, a “Director”), twelve of whom are not “interested persons” of the Company as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

     The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

     The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Funds’ independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each independent audit of the Funds’ financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Funds and their service providers with respect to accounting and financial matters; (6) oversee the performance of the Funds’ internal audit function provided by their investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Funds’ investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee met four times.

     The members of the Governance and Nominating Committee (the “Nominating Committee”) are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Directors. The principal responsibilities of the Nominating Committee are to (1) identify individuals qualified to serve as non-interested Directors of the Company and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2008, the Governance Committee met four times.

     The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and the Funds’ third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Funds and their service providers; (2) review information on and, where appropriate, recommend policies concerning the Funds’ compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Company’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2008, the Compliance Committee met five times.

     The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John O’Brien, all of whom are non-interested Directors, and Richard S. Davis, who serves as an interested Director for certain other BlackRock-advised funds. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Funds’ investment performance relative to their agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Funds’ investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2008, the Performance Oversight Committee met four times.

     The members of the Executive Committee (the “Executive Committee”) are Robert M. Hernandez, Fred G. Weiss, James H. Bodurtha, David H. Walsh, Stuart E. Eizenstat, and Richard S. Davis. Messrs. Hernandez, Weiss, Bodurtha, Walsh and Eizenstat are non-interested Directors and Mr. Davis is an interested Director. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Directors, (ii) act on such matters as may require urgent action between meetings of the Board of Directors, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Directors. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2008, the Executive Committee did not meet.

Biographical Information

     Certain biographical and other information relating to the Directors of the Company is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Number of BlackRock- Advised Funds and Portfolios Overseen

	Position(s) Held with Company	Length of Time Served as a Director[2]
Name, Address and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Non-Interested Directors[1]
James H. Bodurtha[4]	Director	Since 2002	Director, The China Business Group,	35 Funds	None
40 East 52nd Street			Inc. (consulting firm) since 1996;	102 Portfolios
New York, NY			Chairman of the Board, Berkshire
10022			Holding Corporation since 1980; and
1944			Formerly Executive Vice President
thereof from 1996 to 2003.

Bruce R. Bond	Director	Since 2007	Formerly Trustee and Member of the	35 Funds	None
40 East 52nd Street			Governance Committee, State Street	102 Portfolios
New York, NY			Research Mutual Funds from 1997 to
10022			2005; Formerly Board Member of
1946			Governance, Audit and Finance
Committee, Avaya Inc. (computer
equipment) from 2003 to 2007.

Donald W. Burton	Director	Since 2007	Managing General Partner, The Burton	35 Funds	Knology, Inc.
40 East 52nd Street			Partnership, LP (an investment	102 Portfolios	(telecommuni-
New York, NY			partnership) since 1979; Managing		cations); Capital
10022			General Partner, The South Atlantic		Southwest
1944			Venture Funds since 1983; Member of		(financial)
the Investment Advisory Council of the
Florida State Board of Administration
from 2001 to 2007.

(footnotes appear on page 33)

Number of BlackRock- Advised Funds and Portfolios Overseen

	Position(s) Held with Company	Length of Time Served as a Director[2]
Name, Address and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Honorable Stuart E.	Director	Since 2007	Partner and Head of International	35 Funds	Alcatel-Lucent
Eizenstat[5]			Practice, Covington and Burling (law	102 Portfolios	(telecommuni-
40 East 52nd Street			firm) since 2001; International		cations) Global
New York, NY			Advisory Board Member, The Coca		Specialty
10022			Cola Company since 2002; Advisory		Metallurgical
1943			Board Member BT Americas		(metallurgical
			(telecommunications) since 2004;		industry)
			Member of the Board of Directors,		UPS
			Chicago Climate Exchange		Corporation
			(environmental) since 2006; Member		(delivery
			of the International Advisory Board		service)
GML (energy) since 2003.

Kenneth A. Froot	Director	Since 2005	Professor, Harvard University since	35 Funds	None
40 East 52nd Street			1992.	102 Portfolios
New York, NY
10022
1957

Robert M.	Director	Since 2007	Formerly Director, Vice Chairman and	35 Funds	ACE Limited
Hernandez[6]			Chief Financial Officer of USX	102 Portfolios	(insurance
40 East 52nd Street			Corporation (energy and steel business)		company);
New York, NY			from 1991 to 2001.		Eastman
10022 1944					Chemical
Company
(chemical);
RTI
International
Metals, Inc.
(metals);
TYCO
Electronics
(electronics)

John F. O’Brien	Director	Since 2007	Trustee, Woods Hole Oceanographic	35 Funds	Cabot
40 East 52nd Street			Institute since 2003; Formerly	102 Portfolios	Corporation
New York, NY			Director, Allmerica Financial		(chemicals);
10022			Corporation from 1995 to 2003;		LKQ
1943			Formerly Director, ABIOMED from		Corporation
			1989 to 2006; Formerly Director,		(auto parts
			Ameresco, Inc. (energy solutions		manufacturing);
			company) from 2006 to 2007.		TJX
Companies,
Inc. (retailer)

Roberta Cooper	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl,	35 Funds	None
Ramo			Harris & Sisk, P.A. (law firm) since	102 Portfolios
40 East 52nd Street			1993; Chairman of the Board, Cooper’s
New York, NY			Inc., (retail) since 2000; Director of
10022			ECMC Group (service provider to
1942			students, schools and lenders) since
2001; President, The American Law
Institute, (non-profit), since 2008;
Formerly President, American Bar
Association from 1995 to 1996.

Jean Margo Reid	Director	Since 2007	Self-employed consultant since 2001;	35 Funds	None
40 East 52nd Street			Director and Secretary, SCB, Inc.	102 Portfolios
New York, NY			(holding company) since 1998;
10022			Director and Secretary, SCB Partners,
1945			Inc. (holding company) since 2000;
Formerly Director, Covenant House
(non-profit) from 2001 to 2004.

(footnotes appear on page 33)

Number of BlackRock- Advised Funds and Portfolios Overseen

	Position(s) Held with Company	Length of Time Served as a Director[2]
Name, Address and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

David H. Walsh[7]	Director	Since 2007	Director, National Museum of Wildlife	35 Funds	None
40 East 52nd Street			Art since 2007; Director, Ruckleshaus	102 Portfolios
New York, NY			Institute and Haub School of Natural
10022			Resources at the University of
1941			Wyoming from 2006 to 2008; Trustee,
University of Wyoming Foundation
since 2008; Director, The American
Museum of Fly Fishing since 1997;
Formerly Director, The National
Audubon Society from 1998 to 2005.

Fred G. Weiss[8]	Director	Since 2007	Managing Director, FGW Associates	35 Funds	Watson
40 East 52nd Street			(consulting and investment company)	102 Portfolios	Pharmaceutical
New York, NY			since 1997; Director, Michael J. Fox		Inc.
10022			Foundation for Parkinson’s Research
1941			since 2000; Formerly Director of BTG
International Plc (a global technology
commercialization company) from
2001 to 2007.

Richard R. West	Director	Since 2007	Dean Emeritus, New York University’s	35 Funds	Bowne & Co.,
40 East 52nd Street			Leonard N. Stern School of Business	102 Portfolios	Inc. (financial
New York, NY			Administration since 1995.		printers);
10022					Vornado
1938					Realty Trust
(real estate
company);
Alexander’s
Inc. (real estate
company)
Interested Directors[3]
Richard S. Davis	Director	Since 2007	Managing Director, BlackRock, Inc.	175 Funds	None
40 East 52nd Street			since 2005; Formerly Chief Executive	286 Portfolios
New York, NY			Officer, State Street Research &
10022			Management Company from 2000 to
1945			2005; Formerly Chairman of the Board
of Trustees, State Street Research
Mutual Funds from 2000 to 2005;
Formerly Chairman, SSR Realty from
2000 to 2004.

(footnotes appear on the following page)

Number of BlackRock- Advised Funds and Portfolios Overseen

	Position(s) Held with Company	Length of Time Served as a Director[2]
Name, Address and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Laurence D. Fink	Director	Since 2007	Chairman and Chief Executive Officer	35 Funds	None
40 East 52nd Street			of BlackRock, Inc. since its formation	102 Portfolios
New York, NY			in 1998 and of BlackRock, Inc.’s
10022			predecessor entities since 1988 and
1952			Chairman of the Executive and
Management Committees; Formerly
Managing Director, The First Boston
Corporation, Member of its
Management Committee, Co-head of
its Taxable Fixed Income Division and
Head of its Mortgage and Real Estate
Products Group; Chairman of the
Board of several of BlackRock’s
alternative investment vehicles;
Director of several of BlackRock’s
offshore funds; Member of the Board
of Trustees of New York University,
Chair of the Financial Affairs
Committee and a member of the
Executive Committee, the Ad Hoc
Committee on Board Governance, and
the Committee on Trustees; Co-
Chairman of the NYU Hospitals
Center Board of Trustees, Chairman of
the Development/Trustee Stewardship
Committee and Chairman of the
Finance Committee; Trustee, The
Boys’ Club of New York.

Henry Gabbay	Director	Since 2007	Consultant, BlackRock, Inc. from 2007	175 Funds	None
40 East 52nd Street			to 2008; Formerly Managing Director,	286 Portfolios
New York, NY			BlackRock, Inc. from 1989 to 2007;
10022			Formerly Chief Administrative Officer,
1947			BlackRock Advisors, LLC from 1998
to 2007; Formerly President of
BlackRock Funds and BlackRock
Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain
closed-end funds in the BlackRock
fund complex from 1989 to 2006.

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s board in 2007, each Director first became a member of the Board of Directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.

[3]	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his former positions with Blackrock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

[4]	Chairman of the Compliance Committee.

[5]	Chairman of the Governance and Nominating Committee.

[6]	Chairman of the Board of Directors.

[7]	Chairman of the Performance Oversight Committee.

[8]	Vice-Chairman of the Board of Directors and Chairman of the Audit Committee.

     Certain biographical and other information relating to the officers of the Corporation is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Number of BlackRock- Advised Funds and Portfolios Overseen
Term of Office[2] and Length of Time Served
Position(s) Held with the Company
Name, Address[1] and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Donald C. Burke	President and	Since 2007	Managing Director of BlackRock, Inc.	175 registered	None
(1960)	Chief		since 2006; Managing Director of	investment
	Executive		Merrill Lynch Investment Managers,	companies
	Officer		L.P. (“MLIM”) and Fund Asset	consisting of
			Management, L.P. (“FAM”) in 2006;	286 portfolios
First Vice President of MLIM and
FAM from 1997 to 2005 and Treasurer
thereof from 1999 to 2006; Vice
President and Secretary of IQ Funds
since 2004.

Anne Ackerley	Vice	Since 2007	Managing Director of BlackRock, Inc.	175 registered	None
(1962)	President		since 2000; Chief Operating Officer of	investment
			BlackRock’s U.S. Retail Group since	companies
			2006; Formerly Head of BlackRock’s	consisting of
			Mutual Fund Group from 2000 to	286 portfolios
2006.

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock, Inc.	175 registered	None
(1966)	Financial		since 2006; Formerly Senior Vice	investment
	Officer		President and Line of Business Head of	companies
			Fund Accounting and Administration	consisting of
			at PNC Global Investment Servicing	286 portfolios
(U.S.) Inc. (formerly PFPC Inc.), from
1992 to 2006.

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc.	175 registered	None
(1970)			since 2007; Director of BlackRock,	investment
			Inc. since 2006; Assistant Treasurer of	companies
			the funds advised by MLIM or its	consisting of
			affiliates from 2005 to 2006; Director	286 portfolios
of MLIM Fund Services Group from
2001 to 2006.

Brian P. Kindelan	Chief	Since 2007	Chief Compliance Officer of the	175 registered	None
(1959)	Compliance		BlackRock-advised funds since 2007;	investment
	Officer		Managing Director and Senior Counsel	companies
			of BlackRock, Inc. since 2005;	consisting of
			Formerly Director and Senior Counsel	286 portfolios
of BlackRock Advisors, Inc. from
2001 to 2004.

Howard B. Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc.	175 registered	None
(1965)			and General Counsel of U.S. Funds at	investment
			BlackRock, Inc. since 2006; Formerly	companies
			General Counsel (U.S.) of Goldman	consisting of
			Sachs Asset Management, L.P. from	286 portfolios
1993 to 2006.

[1]	Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, NY 10022.

[2]	Each officer is elected by and serves at the pleasure of the Board of Directors of the Company

Share Ownership

     Information relating to each Director’s share ownership in the Funds and in all BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below:

	Aggregate Dollar Range of Equity Securities in the Company[1]	Aggregate Dollar Range of Equity Securities in Supervised Funds

Name of Director*
Interested Directors:*
Richard S. Davis	None	over $100,000
Laurence D. Fink	None	$1–$10,000
Henry Gabbay	None	over $100,000
Non-Interested Directors:
James H. Bodurtha	None	over $100,000
Bruce R. Bond	None	over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	None	$1–$10,000
Kenneth A. Froot	None	over $100,000
Robert M. Hernandez	None	over $100,000
John F. O’Brien	None	over $100,000
Roberta Cooper Ramo	None	over $100,000
Jean Margo Reid	None	over $100,000
David H. Walsh	None	over $100,000
Fred G. Weiss	None	over $100,000
Richard R. West	None	$50,001–$100,000

*

With the exception of Mr. Bodurtha, Mr. Froot and Ms. Ramo, each of the Directors assumed office on November 1, 2007. The Directors anticipate purchasing additional shares of BlackRock-advised funds they currently oversee in the near future.

[1]

As of the Company’s fiscal year ended December 31, 2008, no Director beneficially owned any equity securities of any Fund because no Director had invested in the types of insurance contracts through which the Funds must be purchased.

     As of March 20, 2009, the Directors and officers of the Company as a group owned an aggregate of less than 1% of the outstanding shares of the Funds. As of March 20, 2009, none of the non-interested Directors of the Company or their immediate family members owned beneficially or of record any securities of affiliates of the Manager, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributor.

Compensation of Directors

     Through March 31, 2009, each Director who was a non-interested Director was paid as compensation by the BlackRock-advised funds overseen, including the Funds, an annual retainer of $150,000 per year for his or her services as Director to the BlackRock-advised funds, including the Corporation, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board were paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee were paid as compensation an additional annual retainer of $25,000, respectively. Prior to January 1, 2009, Henry Gabbay, an interested Director, was compensated by BlackRock. January 1, 2009 through March 31, 2009, Mr. Gabbay was paid as compensation by the BlackRock-advised Funds, an annual retainer of $412,500 pro rated for his services as a Director to all three BlackRock Complexes, including the Funds, and a $18,750 Board meeting fee to be paid for each BlackRock Equity-Bond Complex and BlackRock Equity-Liquidity Complex Board meeting up to five Board meetings held in a calendar year by each Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.

     Effective April 1, 2009, each Director who is a non-interested Director is paid as compensation by the BlackRock-advised funds overseen, including the Funds, an annual retainer of $135,000 per year for his or her services as Director to the BlackRock-advised funds, including the Funds, and a $22,500 Board meeting fee to be paid for each Board meeting for the remainder of 2009 (compensation for meetings in excess of five will be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board are paid as compensation an additional annual retainer of $58,500 and $22,500, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $22,500, respectively. In addition, effective April 1, 2009, Mr. Gabbay is paid as compensation an annual retainer of $101,250 for his services as a Director to the BlackRock Equity-Bond Complex, including the Funds, and a $16,875 Board meeting fee to be paid for each Board meeting up to five Board meetings for the remainder of 2009 (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.

     The following table sets forth the compensation earned by the non-interested Directors for the fiscal year ended December 31, 2008 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

			Aggregate Compensation from the Fund and other BlackRock- Advised Funds
		Estimated Annual Benefits Upon Retirement
	Compensation from the Company

Name[1]
James H. Bodurtha[2]	$32,611	None	$300,000
Bruce R. Bond	$31,058	None	$275,000
Donald W. Burton	$31,058	None	$275,000
Honorable Stuart E. Eizenstat[3]	$32,611	None	$300,000
Kenneth A. Froot	$24,447	None	$237,500
Robert M. Hernandez[4]	$35,095	None	$340,000
John F. O’Brien	$31,058	None	$275,000
Roberta Cooper Ramo	$31,058	None	$275,000
Jean Margo Reid	$31,058	None	$275,000
David H. Walsh[5]	$32,611	None	$300,000
Fred G. Weiss[6]	$34,163	None	$325,000
Richard R. West	$31,058	None	$275,000
Henry Gabbay[7]	None	None	None

[1]	For the number of BlackRock-advised funds from which each Director receives compensation see the Biographical Information Chart beginning on page 30.

[2]	Chairman of the Compliance Committee.

[3]	Chairman of the Governance and Nominating Committee.

[4]	Chairman of the Board of Directors.

[5]	Chairman of the Performance Oversight Committee.

[6]	Vice Chairman of the Board of Directors and Chairman of the Audit Committee.

[7]	Mr. Gabbay was not compensated by the BlackRock-advised funds for his service as an interested Director prior to January 1, 2009.

     The Company compensates Brian Kindelan for his services as its Chief Compliance Officer. The Company may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer. For the year ended December 31, 2008, Mr. Kindelan received $6,328.31 in compensation from the Company for services as its Chief Compliance Officer.

Code of Ethics

     Each Fund, the Manager, each sub-adviser and the Distributor has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

Potential Conflicts of Interest

     The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

     BlackRock is one of the world’s largest asset management firms with approximately $1.307 trillion in assets under management as of December 31, 2008. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

     BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

     BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

     The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

     From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

     In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

     In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

     BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

     At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

     One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

     Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

     When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

     Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

     BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

     BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

     BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

     BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

     BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

     It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

     BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

     BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

     BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

     As disclosed in more detail in “Valuation of Portfolio Securities” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

     BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BI and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

     BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

     The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

     If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

     Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Selective Disclosure of Portfolio Holdings

     Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Company’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

     Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

     Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least 30 calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

     Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

     The Manager has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Fund portfolio holdings to the following persons or entities:

     Fund’s Board of Directors and, if necessary independent Directors’ counsel and Fund counsel

     Fund’s Transfer Agent

     Fund’s independent registered public accounting firm Fund’s accounting services provider — State Street Bank and Trust Company

     Fund Custodian

     Independent rating agencies — Morningstar, Inc. and Lipper Inc.

     Information aggregators — Wall Street on Demand

     Portfolio Compliance Consultants — i-Flex Solutions, Inc.

     Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department.

     The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

INVESTMENT MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

     The Company has entered into an investment management agreement relating to the Funds with BlackRock Advisors, LLC (the “Investment Management Agreement”), an indirect, wholly owned subsidiary of BlackRock, Inc. The principal business address of the Manager is 100 Bellevue Parkway, Wilmington, Delaware 19809.

     Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Company’s investment adviser and was compensated according to the same investment advisory fee rate schedules as the Manager discussed below.

     Management Fee. As compensation for its services to the Company and the Funds, the Manager receives a fee at the end of each month from the Company at an annual rate of 0.75% of the average daily net assets of each of the Value Opportunities V.I. Fund, International Value V.I. Fund, Global Growth V.I. Fund and Large Cap Value V.I. Fund, 0.65% of the average daily net assets of each of the Fundamental Growth V.I. Fund, Large Cap Growth V.I. Fund and Global Allocation V.I. Fund, 0.60% of the average daily net assets of each of the Basic Value V.I. Fund and Utilities and Telecommunications V.I. Fund, 0.55% of the average daily net assets of the Balanced Capital V.I. Fund, and 0.50% of the average daily net assets of the Government Income V.I. Fund and at the following annual rates with respect to the other Funds:

Money Market V.I. Fund

     Portion of average daily value of net assets of the Fund:

Management Fee
Not exceeding $1 billion	0.500%
In excess of $1 billion but not exceeding $2 billion	0.450%
In excess of $2 billion but not exceeding $3 billion	0.400%
In excess of $3 billion but not exceeding $4 billion	0.375%
In excess of $4 billion but not exceeding $7 billion	0.350%
In excess of $7 billion but not exceeding $10 billion	0.325%
In excess of $10 billion but not exceeding $15 billion	0.300%
In excess of $15 billion	0.290%

Large Cap Core V.I. Fund

     Portion of average daily value of net assets of the Fund:

Management Fee
Not exceeding $250 million	0.500%
In excess of $250 million but not exceeding $300 million	0.450%
In excess of $300 million but not exceeding $400 million	0.425%
In excess of $400 million	0.400%

High Income V.I. Fund and Total Return V.I. Fund

     Portion of aggregate average daily value of net assets of both Funds:

	Management Fee
	High Income V.I. Fund	Total Return V.I. Fund

Not exceeding $250 million	0.55%	0.50%
In excess of $250 million but not exceeding $500 million	0.50%	0.45%
In excess of $500 million but not exceeding $750 million	0.45%	0.40%
In excess of $750 million.	0.40%	0.35%

     These fee rates for the Total Return V.I. Fund and High Income V.I. Fund are applied to the average daily net assets of each Fund, with the reduced rates shown below applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the combined Funds exceed $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

S&P 500 Index V.I. Fund

     Portion of average daily net assets of the Fund:

Management Fee
Not exceeding $500 million	0.300%
In excess of $500 million but not exceeding $1 billion	0.275%
In excess of $1 billion	0.250%

     The management fee reductions applicable to S&P 500 Index V.I. Fund for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

     The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have entered into reimbursement agreements, (the “Reimbursement Agreements”), that provide that the expenses paid by each applicable Fund for Class I and II and Class III (excluding interest, taxes, brokerage fees and commissions and extraordinary charges such as litigation costs, and excluding the distribution fees if any imposed on Class II and Class III shares of such Fund) will be limited to 1.25% respectively, of its average net assets. Any such expenses in excess of this percentage will be reimbursed to the Fund by the Manager which, in turn, will be reimbursed by MLLA. The Reimbursement Agreements may be amended or terminated by the parties thereto upon prior written notice to the Company.

     The following tables show the investment advisory fees paid to the Manager and to MLIM, the Company’s previous investment adviser, with respect to each Fund for the last three fiscal years:

Management Fees:

	Fees Paid to MLIM For the Year Ended December 31,			Fees Waived by MLIM For the Year Ended December 31,

	2008	2007	2006[1]	2008	2007	2006[1]
Balanced Capital V.I. Fund	N/A	N/A	$ 283,628	N/A	N/A	$ 0
Basic Value V.I. Fund	N/A	N/A	$4,528,935	N/A	N/A	$ 0
Fundamental Growth V.I. Fund.	N/A	N/A	$ 770,033	N/A	N/A	$ 0
Global Allocation V.I. Fund	N/A	N/A	$3,514,701	N/A	N/A	$ 0
Global Growth V.I. Fund	N/A	N/A	$ 393,181	N/A	N/A	$ 0
Government Income V.I. Fund	N/A	N/A	$1,058,433	N/A	N/A	$ 0
High Income V.I. Fund	N/A	N/A	$ 867,148	N/A	N/A	$ 0
International Value V.I. Fund	N/A	N/A	$2,129,369	N/A	N/A	$ 0
Large Cap Core V.I. Fund	N/A	N/A	$1,806,771	N/A	N/A	$ 0
Large Cap Growth V.I. Fund	N/A	N/A	$ 988,604	N/A	N/A	$ 0
Large Cap Value V.I. Fund	N/A	N/A	$1,286,792	N/A	N/A	$ 0
Money Market V.I. Fund	N/A	N/A	$1,010,709	N/A	N/A	$ 0
S&P 500 Index V.I. Fund	N/A	N/A	$ 725,274	N/A	N/A	$ 0
Total Return V.I. Fund	N/A	N/A	$1,589,891	N/A	N/A	$ 0
Utilities and Telecommunications
V.I. Fund	N/A	N/A	$ 225,968	N/A	N/A	$ 0
Value Opportunities V.I. Fund	N/A	N/A	$2,865,305	N/A	N/A	$ 0

	Fees Paid to the Manager For the Year Ended December 31,			Fees Waived by the Manager For the Year Ended December 31,

	2008	2007	2006[2]	2008	2007	2006[2]
Balanced Capital V.I. Fund	$ 247,117	$ 349,713	$ 91,914	$ 0	$ 0	$ 0
Basic Value V.I. Fund	$ 3,972,864	$5,979,920	$1,498,819	$ 0	$ 0	$ 0
Fundamental Growth V.I. Fund.	$ 912,879	$ 700,904	$ 210,251	$ 0	$ 0	$ 0
Global Allocation V.I. Fund	$10,767,955	$5,952,723	$1,227,207	$ 0	$ 0	$ 0
Global Growth V.I. Fund	$ 630,538	$ 688,005	$ 135,722	$ 35	$ 0	$ 0
Government Income V.I. Fund	$ 1,129,052	$1,345,731	$ 430,952	$35,147	$ 0	$ 0
High Income V.I. Fund	$ 709,142	$1,003,953	$ 277,612	$ 0	$ 0	$ 0
International Value V.I. Fund	$ 1,818,781	$2,971,280	$ 731,476	$ 0	$ 0	$ 0
Large Cap Core V.I. Fund	$ 1,672,406	$2,389,548	$ 600,344	$ 0	$ 0	$ 0
Large Cap Growth V.I. Fund	$ 1,033,616	$1,429,092	$ 334,050	$ 0	$ 0	$ 0
Large Cap Value V.I. Fund	$ 1,113,501	$1,721,587	$ 404,413	$ 0	$ 0	$ 0
Money Market V.I. Fund	$ 1,410,102	$1,337,856	$ 346,191	$ 0	$ 0	$ 0
S&P 500 Index V.I. Fund	$ 658,728	$ 962,019	$ 237,557	$ 0	$ 0	$ 0
Total Return V.I. Fund	$ 1,385,609	$1,817,980	$ 492,840	$ 0	$ 0	$ 0
Utilities and Telecommunications
V.I. Fund	$ 260,820	$ 340,178	$ 80,571	$ 0	$ 0	$ 0
Value Opportunities V.I. Fund	$ 2,125,235	$3,287,207	$ 879,198	$ 0	$ 0	$ 0

[1]	For the period January 1, 2006 to September 29, 2006.

[2]	For the period September 29, 2006 to December 31, 2006.

     The Management Agreement relating to the Funds, unless earlier terminated as described below, will continue in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the respective Funds, and (b) by a majority of the directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the respective Funds.

     The Manager entered into sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BIM”), BlackRock Financial Management, Inc. (“BFM”), BlackRock Institutional Management Corporation (“BIMC”), BlackRock Asset Management U.K. Limited (“BAM UK”) and BlackRock Investment Management International Limited (“BIMIL”) (the “Sub-Advisers”), pursuant to which each Sub-Adviser receives for the services it provides to one of more of the Funds a monthly fee at an annual rate equal to a percentage of the investment advisory fee received by the Manager from each applicable Fund. As of January 1, 2009, BlackRock International Limited (“BIL”) has replaced BAM UK and BIMIL as a sub-adviser to the Global Allocation V.I. Fund and International Value V.I. Fund, respectively.

     The table below sets forth information about the total sub-advisory fees paid to each Sub-Adviser for the periods indicated:

	Paid to BIM	Paid to BFM	Paid to BMC	Paid to BAM UK	Paid to BIMIL

Balanced Capital V.I. Fund
2008	$ 91,421	$ 91,421	N/A	N/A	N/A
2007	$ 128,642	$ 128,642	N/A	N/A	N/A
2006*	$ 34,774	$ 34,774	N/A	N/A	N/A
Basic Value V.I. Fund
2008	$2,939,414	N/A	N/A	N/A	N/A
2007	$4,401,117	N/A	N/A	N/A	N/A
2006*	$1,133,631	N/A	N/A	N/A	N/A
Fundamental Growth V.I. Fund
2008	$ 675,680	N/A	N/A	N/A	N/A
2007	$ 563,580	N/A	N/A	N/A	N/A
2006*	$ 158,952	N/A	N/A	N/A	N/A
Global Allocation V.I. Fund
2008	$3,979,718	N/A	N/A	$828,212	N/A
2007	$2,191,129	N/A	N/A	$455,991	N/A
2006*	$ 463,991	N/A	N/A	$ 96,561	N/A
Global Growth V.I. Fund
2008	$ 466,582	N/A	N/A	N/A	N/A
2007	$ 506,750	N/A	N/A	N/A	N/A
2006*	$ 102,754	N/A	N/A	N/A	N/A
Government Income V.I. Fund
2008	N/A	$ 690,727	N/A	N/A	N/A
2007	N/A	$ 794,907	N/A	N/A	N/A
2006*	N/A	$ 256,452	N/A	N/A	N/A
High Income V.I. Fund
2008	N/A	$ 418,762	N/A	N/A	N/A
2007	N/A	$ 592,811	N/A	N/A	N/A
2006*	N/A	$ 165,688	N/A	N/A	N/A
International Value V.I. Fund
2008	N/A	N/A	N/A	N/A	$545,061
2007	N/A	N/A	N/A	N/A	$886,953
2006*	N/A	N/A	N/A	N/A	$224,307
Large Cap Core V.I. Fund
2008	$1,237,984	N/A	N/A	N/A	N/A
2007	$1,757,512	N/A	N/A	N/A	N/A
2006*	$ 454,643	N/A	N/A	N/A	N/A
Large Cap Growth V.I. Fund
2008	$ 764,975	N/A	N/A	N/A	N/A
2007	$1,051,187	N/A	N/A	N/A	N/A
2006*	$ 253,385	N/A	N/A	N/A	N/A
Large Cap Value V.I. Fund
2008	$ 824,086	N/A	N/A	N/A	N/A
2007	$1,266,888	N/A	N/A	N/A	N/A
2006*	$ 306,290	N/A	N/A	N/A	N/A
Money Market V.I. Fund
2008	N/A	N/A	$832,124	N/A	N/A
2007	N/A	N/A	$788,671	N/A	N/A
2006*	N/A	N/A	$207,041	N/A	N/A

(footnotes appear on the following page)

	Paid to BIM	Paid to BFM	Paid to BMC	Paid to BAM UK	Paid to BIMIL

S&P 500 Index V.I. Fund
2008	$ 487,447	N/A	N/A	N/A	N/A
2007	$ 708,041	N/A	N/A	N/A	N/A
2006*	$ 179,721	N/A	N/A	N/A	N/A
Total Return V.I. Fund
2008	N/A	$ 817,956	N/A	N/A	N/A
2007	N/A	$1,072,961	N/A	N/A	N/A
2006*	N/A	$ 294,503	N/A	N/A	N/A
Utilities and Telecommunications V.I. Fund
2008	$ 193,039	N/A	N/A	N/A	N/A
2007	$ 250,338	N/A	N/A	N/A	N/A
2006*	$ 61,000	N/A	N/A	N/A	N/A
Value Opportunities V.I. Fund
2008	$1,572,929	N/A	N/A	N/A	N/A
2007	$2,417,006	N/A	N/A	N/A	N/A
2006*	$ 665,731	N/A	N/A	N/A	N/A

* For the period September 29, 2006 to December 31, 2006.

     The Manager has entered into administrative services agreements with certain Insurance Companies, including MLLIC and ML of New York, pursuant to which the Manager compensates such companies for administrative responsibilities relating to the Company, which are performed by such Insurance Companies.

     Payment of Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Funds, as well as the fees of all Directors of the Company who are affiliated persons of BlackRock, Inc. or any of its affiliates. Each Fund pays all other expenses incurred in its operation, including a portion of the Company’s general administrative expenses allocated on the basis of the Fund’s asset size. Expenses that will be borne directly by the Funds include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent and other expenses attributable to a particular Fund. Expenses which will be allocated on the basis of size of the respective Funds include directors’ fees, legal expenses, state franchise taxes, auditing services, costs of preparing, printing and mailing proxies, SEC fees, accounting costs and other expenses properly payable by the Company and allocable on the basis of size of the respective Funds. Certain accounting services are provided for the Company by the Manager and the Company reimburses the Manager in connection with such services. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors has determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided to the Company by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Company. The Company pays a fee for these services.

Portfolio Manager Information

     The Funds are managed by the portfolio managers or management teams set forth in the Prospectus.

Other Funds and Accounts Managed

     The following table sets forth information about funds and accounts other than each applicable Fund for which each Fund’s portfolio manager or managers are primarily responsible for the day-to-day portfolio management as of the Company’s fiscal year ended December 31, 2008.

				Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
	Number of Other Accounts Managed and Assets by Account Type

	Other Registered Investment Companies			Other Registered Investment Companies
		Other Pooled Investment Vehicles			Other Pooled Investment Vehicles
Name of Portfolio Manager			Other Accounts			Other Accounts

Balanced Capital V.I. Fund

Robert C. Doll, Jr.	24	14	21	0	2	0
	$14.35 Billion	$2.95 Billion	$1.94 Billion	$0	$152.7 Million	$0

Daniel Hanson	24	14	21	0	2	0
	$14.35 Billion	$2.95 Billion	$1.94 Billion	$0	$152.7 Million	$0

Philip J. Green	18	5	3	0	0	3
	$3.68 Billion	$540.6 Million	$491.7 Million	$0	$0	$491.7 Million

Scott Amero	33	39	241	0	3	18
	$24.93 Billion	$7.68 Billion	$71.36 Billion	$0	$1.62 Billion	$5.81 Billion

Curtis Arledge	23	4	1	0	1	0
	$21.05 Billion	$1.97 Billion	$205.1 Million	$0	$1.18 Billion	$0

Matthew Marra	24	18	277	0	1	14
	$20.40 Billion	$6.30 Billion	$92.44 Billion	$0	$768.2 Million	$6.41 Billion

Andrew Phillips	32	19	274	0	1	17
	$23.76 Billion	$6.49 Billion	$109.5 Billion	$0	$768.2 Million	$6.84 Billion

Basic Value V.I. Fund

Kevin Rendino	6	10	2	0	0	0
	$7.59 Billion	$1.81 Billion	$34.1 Million	$0	$0	$0

Kurt Schansinger	6	10	2	0	0	0
	$7.59 Billion	$1.81 Billion	$34.1 Million	$0	$0	$0

Carrie King	6	10	2	0	0	0
	$7.59 Billion	$1.81 Billion	$34.1 Million	$0	$0	$0

Fundamental Growth V.I. Fund

Jeffrey R. Lindsey	11	4	9	0	0	0
	$3.75 Billion	$174.3 Million	$1.12 Billion	$0	$0	$0

Edward P. Dowd	11	4	9	0	0	0
	$3.75 Billion	$174.3 Million	$1.12 Billion	$0	$0	$0

Global Allocation V.I. Fund

Dennis Stattman	4	4	0	0	1	0
	$25.51 Billion	$11.95 Billion	$0	$0	$95.2 Million	$0

Dan Chamby	4	4	0	0	1	0
	$25.51 Billion	$11.95 Billion	$0	$0	$95.2 Million	$0

Romualdo Roldan	4	4	0	0	1	0
	$25.51 Billion	$11.95 Billion	$0	$0	$95.2 Million	$0

Global Growth V.I. Fund

Thomas P. Callan	13	14	4	0	1	1
	$5.69 Billion	$910 Million	$246.5 Million	$0	$285.8 Million	$113.9 Million

Michael D. Carey	7	1	1	0	0	0
	$3.32 Billion	$40.3 Million	$44.5 Billion	$0	$0	$0

Government Income V.I. Fund

Eric Pellicciaro	7	3	44	0	1	4
	$3.43 Billion	$1.77 Billion	$24.75 Billion	$0	$151.5 Million	$1.05 Billion

Andrew Phillips	32	19	274	0	1	17
	$23.55 Billion	$6.49 Billion	$109.5 Billion	$0	$768.2 Million	$6.84 Billion

High Income V.I. Fund

Kevin Booth	24	12	11	0	6	3
	$5.92 Billion	$5.84 Billion	$1.44 Billion	$0	$4.70 Billion	$279.4 Million

James E. Keenan	18	9	55	0	4	13
	$4.99 Billion	$5.48 Billion	$7.58 Billion	$0	$4.51 Billion	$3.96 Billion

International Value V.I. Fund

James Macmillan	8	10	6	0	1	0
	$5.68 Billion	$1.37 Billion	$303.2 Million	$0	$401.6 Million	$0

Robert Weatherston	3	7	5	0	0	0
	$2.98 Billion	$622.9 Million	$346.1 Million	$0	$0	$0

				Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
	Number of Other Accounts Managed and Assets by Account Type

	Other Registered Investment Companies			Other Registered Investment Companies
		Other Pooled Investment Vehicles			Other Pooled Investment Vehicles
Name of Portfolio Manager			Other Accounts			Other Accounts

Large Cap Core V.I. Fund

Robert C. Doll, Jr.	24	14	21	0	2	0
	$14.16 Billion	$2.95 Billion	$1.94 Billion	$0	$152.7 Million	$0

Daniel Hanson	24	14	21	0	2	0
	$14.16 Billion	$2.95 Billion	$1.94 Billion	$0	$152.7 Million	$0

Large Cap Growth V.I. Fund

Robert C. Doll, Jr.	24	14	21	0	2	0
	$14.27 Billion	$2.95 Billion	$1.94 Billion	$0	$152.7 Million	$0

Daniel Hanson	24	14	21	0	2	0
	$14.27 Billion	$2.95 Billion	$1.94 Billion	$0	$152.7 Million	$0

Large Cap Value V.I. Fund

Robert C. Doll, Jr.	24	14	21	0	2	0
	$14.23 Billion	$2.95 Billion	$1.94 Billion	$0	$152.7 Million	$0

Daniel Hanson	24	14	21	0	2	0
	$14.23 Billion	$2.95 Billion	$1.94 Billion	$0	$152.7 Million	$0

S&P 500 Index V.I. Fund

Debra L. Jelilian*	24	28	31	0	0	1
	$12.98 Billion	$14.01 Billion	$29.22 Billion	$0	$0	$690.4 Million

Total Return V.I. Fund

Scott Amero	33	39	241	0	3	18
	$24.74 Billion	$7.68 Billion	$71.36 Billion	$0	$1.62 Billion	$5.81 Billion

Curtis Arledge	23	4	1	0	1	0
	$20.87 Billion	$1.97 Billion	$205.1 Million	$0	$1.18 Billion	$0

Matthew Marra	24	18	277	0	1	14
	$20.22 Billion	$6.30 Billion	$92.44 Billion	$0	$768.2 Million	$6.41 Billion

Andrew Phillips	32	19	274	0	1	17
	$23.57 Billion	$6.49 Billion	$109.5 Billion	$0	$768.2 Million	$6.84 Billion

Utilities and Telecommunications V.I. Fund

Kathleen Anderson	5	0	0	0	0	0
	$3.76 Billion	$0	$0	$0	$0	$0

Value Opportunities V.I. Fund

Murali Balaraman*	5	2	2	0	0	0
	$1.81 Billion	$146.1 Million	$10.03 Million

John Coyle*	5	2	2	0	0	0
	$1.81 Billion	$146.1 Million	$10.03 Million

*	Mr. Balaraman’s and Mr. Coyle’s assets managed are presented as of March 17, 2009 due to the assignment of additional registered investment companies following the December 31, 2008 fiscal year end. Ms. Jelilian’s assets managed are presented as of January 31, 2009 due to the assignment of additional registered investment companies following the December 31, 2008 fiscal year end.

Fund Ownership

     As of the Company’s fiscal year ended December 31, 2008, no portfolio manager beneficially owned any equity securities of any Fund because no portfolio manager had invested in the type of insurance contract through which the Funds must be purchased.

Portfolio Manager Compensation Overview

     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

     Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his funds is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his funds is not the primary driver of his compensation.

     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

1. Balanced Capital V.I. Fund (equity portfolio), Basic Value V.I. Fund, Fundamental Growth V.I. Fund, Global Allocation V.I. Fund, Global Growth V.I. Fund, International Value V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, Utilities and Telecommunications V.I. Fund and Value Opportunities V.I. Fund

     Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency or team revenue component. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for each fund or component thereof include the following:

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Robert C. Doll, Jr.	BlackRock Balanced Capital V.I. Fund	Lipper Multi-Cap Core Funds
Daniel Hanson	(equity portfolio)	classification

Kevin Rendino	BlackRock Basic Value V.I. Fund	Lipper Large-Cap Value Funds
Kurt Schansinger		classification
Carrie King

Jeffrey Lindsey	BlackRock Fundamental Growth V.I.	Lipper Large-Cap Growth Funds
Edward Dowd	Fund	classification

Dennis Stattman	BlackRock Global Allocation V.I. Fund	S&P 500® Index, FTSE World Index ex
Dan Chamby		US, Merrill Lynch 5 Year Treasury Index,
Romualdo Roldan		Citigroup World Government Bond Index

Thomas P. Callan	BlackRock Global Growth V.I. Fund	Lipper Multi-Cap Global Growth Funds
Michael D. Carey		classification
James Macmillan	BlackRock International Value V.I. Fund	MSCI EAFE Index
Robert Weatherston

Robert C. Doll, Jr.	BlackRock Large Cap Core V.I. Fund	Lipper Multi-Cap Core Funds
Daniel Hanson		classification

Robert C. Doll, Jr.	BlackRock Large Cap Growth V.I. Fund	Lipper Multi-Cap Growth Funds
Daniel Hanson		classification

Robert C. Doll, Jr.	BlackRock Large Cap Value V.I. Fund	Lipper Multi-Cap Value Funds
Daniel Hanson		classification

Kathleen Anderson	BlackRock Utilities and	Lipper Utility Funds classification
Telecommunications V.I. Fund

John Coyle	BlackRock Value Opportunities V.I.	Lipper Small-Cap Value Funds
Murali Balaraman	Fund	classification

     Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

2. Balanced Capital V.I. Fund (fixed income portfolio and asset allocation component), Government Income V.I. Fund, High Income V.I. Fund, S&P 500 Index V.I. Fund and Total Return V.I. Fund

     Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the following:

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Scott Amero	BlackRock Balanced Capital V.I. Fund	A combination of market-based indices
	(fixed income portfolio)	(e.g., Citigroup 1-Year Treasury Index,
	BlackRock Total Return V.I. Fund	Merrill Lynch 1-3 Year Treasury Index,
Barclays Capital Intermediate
Government Index, Barclays Capital
Intermediate Gov/Credit Index, Barclays
Capital Aggregate Index, Barclays
Capital Intermediate Aggregate Index,
Barclays Capital U.S. Corporate High
Yield 2% Issuer Cap Index and others),
certain customized indices and certain
fund industry peer groups.

Curtis Arledge	BlackRock Balanced Capital V.I. Fund	A combination of market-based indices
	(fixed income portfolio)	(e.g., Citigroup 1-Year Treasury Index,
	BlackRock Total Return V.I. Fund	Merrill Lynch 1-3 Year Treasury Index,
Barclays Capital Aggregate Index,
Merrill Lynch Government Corporate 1-
3 Year Index), certain customized indices
and certain fund industry peer groups.

Kevin Booth	BlackRock High Income V.I. Fund	A combination of market-based indices
(e.g., The Barclays Capital U.S.
Corporate High Yield 2% Issuer Cap
Index), certain customized indices and
certain fund industry peer groups.

Philip Green	BlackRock Balanced Capital V.I.Fund	Lipper Mixed-Asset Target Allocation
	(asset allocation component)	Growth Funds classification

Debra L. Jelilian	BlackRock S&P 500 Index V.I. Fund	S&P 500 Index

James Keenan	BlackRock High Income V.I. Fund	A combination of market-based indices
(e.g., The Barclays Capital U.S.
Corporate High Yield 2% Issuer Cap
Index), certain customized indices and
certain fund industry peer groups.

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Matthew Marra	BlackRock Balanced Capital V.I. Fund	A combination of market-based indices
	(fixed income portfolio)	(e.g., Barclays Capital Intermediate
	BlackRock Total Return V.I. Fund	Government Index, Barclays Capital
Intermediate Government/Credit Index,
Barclays Capital U.S. Aggregate Index),
certain customized indices and certain
fund industry peer groups.

Eric Pellicciaro	BlackRock Government Income	A combination of market-based indices
	V.I. Fund	(e.g., custom 50% Barclays Capital
Mortgage /50% Merrill Lynch 10-Year
Treasury Index, Barclays Capital GNMA
MBS Index), certain customized indices
and certain fund industry peer groups.

Andrew Phillips	BlackRock Balanced Capital V.I. Fund	A combination of market-based indices
	(fixed income portfolio)	(e.g., custom 50% Barclays Capital
	BlackRock Total Return V.I. Fund	Mortgage /50% Merrill Lynch 10-Year
	BlackRock Government Income	Treasury Index, Barclays Capital GNMA
	V.I. Fund	MBS Index, Barclays Capital
Intermediate Government Index,
Barclays Capital Intermediate
Government/Credit Index, Barclays
Capital U.S. Aggregate Index), certain
customized indices and certain fund
industry peer groups.

     BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of fixed-income funds is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable. Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

     Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Amero, Booth, Balaraman, Callan, Carey, Chamby, Coyle, Doll, Dowd, Green, Hanson, Keenan, Lindsey, Macmillan, Marra, Pellicciaro, Phillips, Rendino, Roldan, Schansinger, Stattman, Weatherston and Mdmes. Anderson, Jelilian and King have each received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Amero, Balaraman, Booth, Callan, Carey, Chamby, Coyle, Doll, Dowd, Green, Hanson, Keenan, Lindsey, Macmillan, Marra, Pellicciaro, Phillips, Rendino, Roldan, Schansinger, Stattman, Weatherston and Mdmes. Anderson, Jelilian and King have each participated in the deferred compensation program.

     Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Callan, Carey, Marra, Pellicciaro and Phillips have each been granted stock options and/or restricted stock in prior years.

     Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager except Mr. Macmillan and Mr. Weatherston is eligible to participate in these plans.

     United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a Group Personal Pension Plan (GPPP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the GPPP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The GPPP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a passive balanced managed fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Macmillan and Mr. Weatherston is eligible to participate in these plans.

Potential Material Conflicts of Interest — All Funds

     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Amero, Arledge, Booth, Callan, Chamby, Doll, Green, Hanson, Keenan, Macmillan, Marra, Pellicciaro, Phillips, Roldan, Stattman and Ms. Jelilian currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero, Green, Keenan and Pellicciaro assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Accounting Services

     The Company has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Fund. The Company pays a fee for these services. The Manager provides certain additional accounting services to each Fund and each Fund reimburses the Manager for such services.

     The table below sets forth the fees paid by the Company to State Street, the Manager and to MLIM, the Fund’s previous manager, for accounting services for the periods indicated:

	Fees Paid to State Street			Fees Paid to MLIM
	For the Year Ended December 31,			For the Year Ended December 31,
	2008	2007	2006	2008	2007	2006[1]
Balanced Capital V.I. Fund	$ 18,349	$ 15,099	$ 2,734	N/A	N/A	$ 1,149
Basic Value V.I. Fund	$233,886	$336,837	$329,935	N/A	N/A	$16,108
Fundamental Growth V.I. Fund	$ 47,132	$ 34,828	$ 23,962	N/A	N/A	$ 2,643
Global Allocation V.I. Fund	$516,617	$304,724	$249,628	N/A	N/A	$12,148
Global Growth V.I. Fund	$ 37,680	$ 23,457	$ 2,808	N/A	N/A	$ 1,168
Government Income V.I. Fund	$ 75,609	$ 95,788	$ 71,349	N/A	N/A	$ 4,799
High Income V.I. Fund	$ 49,639	$ 68,393	$ 50,494	N/A	N/A	$ 3,815
International Value V.I. Fund	$ 87,260	$128,983	$ 96,927	N/A	N/A	$ 6,339
Large Cap Core V.I. Fund	$125,682	$175,402	$154,440	N/A	N/A	$ 8,735
Large Cap Growth V.I. Fund	$ 62,419	$ 78,840	$ 58,873	N/A	N/A	$ 3,448
Large Cap Value V.I. Fund	$ 59,969	$ 72,452	$ 56,082	N/A	N/A	$ 3,895
Money Market V.I. Fund	$111,891	$ 91,399	$ 80,923	N/A	N/A	$ 4,547
S&P 500 Index V.I. Fund	$ 83,769	$102,219	$ 82,508	N/A	N/A	$ 6,057
Total Return V.I. Fund	$ 96,962	$132,545	$126,897	N/A	N/A	$ 8,137
Utilities and Telecommunications
V.I. Fund	$ 25,169	$ 13,949	$ 2,562	N/A	N/A	$ 838
Value Opportunities V.I. Fund	$110,331	$154,687	$174,306	N/A	N/A	$ 8,078

	Fees Paid to the Manager For the Year Ended December 31,

	2008	2007	2006[2]
Balanced Capital V.I. Fund	$ 787	$ 1,175	$ 321
Basic Value V.I. Fund	$11,821	$18,480	$4,608
Fundamental Growth V.I. Fund	$ 2,578	$ 2,009	$ 657
Global Allocation V.I. Fund	$28,349	$16,611	$3,468
Global Growth V.I. Fund	$ 1,697	$ 1,606	$ 336
Government Income V.I. Fund	$ 3,695	$ 5,437	$1,356
High Income V.I. Fund	$ 2,329	$ 3,674	$1,056
International Value V.I. Fund	$ 4,352	$ 7,310	$1,833
Large Cap Core V.I. Fund	$ 6,315	$ 9,530	$2,418
Large Cap Growth V.I. Fund	$ 2,905	$ 4,111	$ 909
Large Cap Value V.I. Fund	$ 2,517	$ 4,168	$1,137
Money Market V.I. Fund	$ 5,017	$ 4,644	$1,356
S&P 500 Index V.I. Fund	$ 3,999	$ 5,964	$1,452
Total Return V.I. Fund	$ 4,880	$ 7,869	$2,106
Utilities and Telecommunications V.I. Fund	$ 783	$ 1,058	$ 246
Value Opportunities V.I. Fund	$ 5,166	$ 7,961	$2,256

1	For the period January 1, 2006 to September 29, 2006.

2	For the period September 29, 2006 to December 31, 2006.

Distribution Plan

     The Funds have adopted Distribution Plans (collectively, the “Plan”) with regard to the Class II and Class III Common Stock of each Fund, pursuant to Rule 12b-1 under the Investment Company Act. The Plan permits the Company to pay to each Insurance Company that enters into an agreement with the Company to provide distribution related services to Contract owners, a fee, at the end of each month, of up to 0.15% of the net asset value of the Class II Common Stock and up to 0.25% of the net asset value of Class III Common Stock of each Fund held by such Insurance Company. Such services include, but are not limited to, (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners, (b) services relating to the development, preparation, printing and mailing of Company advertisements, sales literature and other promotional materials describing and/or relating to the Company and including materials intended for use within the Insurance Company, (c) holding seminars and sales meetings designed to promote the distribution of the Class II Shares of the Funds, (d) obtaining information and providing explanations to Contract owners regarding the investment objectives and policies and other information about the Company and its Funds, including the performance of the Funds, (e) training sales personnel regarding the Company and the Funds, (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Separate Accounts of the Insurance Company, (g) providing personal services and/or maintenance of the Separate Accounts with respect to Class II and Class III Shares of the Funds attributable to such accounts, and (h) financing any other activity that the Company’s Board of Directors determines is primarily intended to result in the sale of Class II and Class III Shares. Effective September 29, 2006 through September 30, 2008, FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. (“BDI”), each an affiliate of the Manager, acted as each Fund’s co-distributors (collectively, the “Previous Distributors”). Effective October 1, 2008, BlackRock Investments, LLC (“BI” or the “Distributor”), an affiliate of the Manager, acts as each Fund’s sole distributor. For the fiscal year ended December 31, 2008, the Funds paid fees pursuant to the Class II Plan and Class III Plan to various Insurance Companies providing services under the Plans as described below.

Distribution Fees:

	Class II Shares
	Paid to the Previous Distributors[1]	Paid to BI2
Basic Value V.I. Fund	$18,393	$3,509
Global Allocation V.I. Fund	$2,259	$572
Large Cap Core V.I. Fund	$4,429	$584
Large Cap Value V.I. Fund	$659	$190
S&P 500 Index V.I. Fund	$2,606	$799
Value Opportunities V.I. Fund	$10,115	$1,838

[1]	For the period January 1, 2008 to September 30, 2008.

[2]	For the period October 1, 2008 to December 31, 2008.

	Class III Shares
	Paid to the Previous Distributors[1]	Paid to BI2
Basic Value V.I. Fund	$39,099	$9,801
Global Allocation V.I. Fund	$1,429,150	$971,634
Global Growth V.I. Fund	$47	$60
Large Cap Growth V.I. Fund	$6,542	$1,613
Value Opportunities V.I. Fund	$13,079	$2,915

[1]	For the period January 1, 2008 to September 30, 2008.

[2]	For the period October 1, 2008 to December 31, 2008.

Transfer Agency Services

     PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), formerly PFPC Inc., a subsidiary of PNC, acts as the Company’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Fund. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of insurance contract owners’ accounts. The Company pays the Transfer Agent an annual fee per Fund for the Services each Fund receives. Fund fees are calculated and paid monthly based on one-twelfth (1/12) of the annual fee.

     The following table sets forth the transfer agency fees paid by the Funds to PNC GIS and to Financial Data Services, Inc. (“FDS”), the Funds’ previous transfer agent, for the periods indicated.

Transfer Agent Fees:

Fiscal Year Ended December 31,	Paid to FDS	Paid to PNC GIS
2008	N/A	$ 80,002
2007	N/A	$ 80,002
2006	$ 59,957[1]	$ 20,056[2]

[1]	For the period January 1, 2006 to September 29, 2006.

[2]	For the period September 29, 2006 to December 31, 2006.

     Independent Registered Public Accounting Firm. The Audit Committee of the Company has selected an independent registered public accounting firm for the Company that audits the Fund’s financial statements. Deloitte & Touche LLP, is the independent registered public accounting firm of the Company.

     Custodian Services. The Custodian is responsible for safeguarding and controlling the Company’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Company’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Company to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian of the Company is The Bank of New York Mellon, except that Brown Brothers Harriman & Co. acts as Custodian for assets of the Company’s Global Allocation V.I. Fund, International Value V.I. Fund and Large Cap Growth V.I. Fund.

DETERMINATION OF NET ASSET VALUE

     The net asset value of each class of shares of each Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on the prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is open on business days other than national holidays and Good Friday. The net asset value per share of each class of shares of a Fund other than the Domestic Money Market V.I. Fund is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by such Fund and attributable to such class minus all liabilities (including accrued expenses) attributable to such class by the total number of shares of such class outstanding of that Fund at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Manager, are accrued daily.

     Except with respect to securities held by the Money Market V.I. Fund, securities held by each Fund will be valued as follows: Securities that are held by a Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Small Cap Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations.

     Repurchase agreements are valued at cost plus accrued interest. Each Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of a Fund under the general supervision of the Company’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

     Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company’s Board of Directors or by the Manager using a pricing service and/or procedures approved by the Company’s Board of Directors.

     Each of the Utilities and Telecommunications V.I. Fund, Global Allocation V.I. Fund, Global Growth V.I. Fund and International Value V.I. Fund may invest a substantial portion of its assets in foreign securities which are traded on days on which such Fund’s net asset value is not computed. On any such day, shares of such a Fund may not be purchased or redeemed since shares of a Fund may only be purchased or redeemed on days on which the Fund’s net asset value is computed.

     Since the net investment income of the Money Market V.I. Fund (including realized gains and losses on its portfolio securities) is declared as a dividend each time the net income of the Funds are determined (see “Dividends and Taxes”), the net asset value per share of the Fund normally remains at $1.00 per share immediately after each such determination and dividend declaration. The Board of Directors of the Company expects that the Money Market V.I. Fund will have a positive net income at the time of each determination. If for any reason the net income of the Fund is a negative amount (i.e., net realized and unrealized losses and expenses exceed interest income), the Fund will reduce the number of its outstanding shares. This reduction will be effected by having the Separate

Accounts of the Insurance Companies proportionately contribute to the capital of the Fund the necessary shares that represent the amount of the excess upon such determination. It is anticipated that the Insurance Companies will agree to such contribution in these circumstances. Any such contribution will be treated as a negative dividend for purposes of the Net Investment Factor under the Contracts described in the Prospectus for the Contracts. See “Dividends and Taxes” for a discussion of the tax effect of such a reduction. This procedure will permit the net asset value per share of the Money Market V.I. Fund to be maintained at a constant value of $1.00 per share.

     If in the view of the Board of Directors of the Company it is inadvisable to continue the practice of maintaining the net asset value of the Money Market V.I. Fund at $1.00 per share, the Board of Directors of the Company reserves the right to alter the procedure. The Company will notify the Insurance Companies of any such alteration.

     Securities held by the Money Market V.I. Fund are valued on an amortized cost basis, unless particular circumstances dictate otherwise. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); and thereafter the Money Market V.I. Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. If, due to the impairment of the creditworthiness of the issuer of a security held by the Fund or to other factors with respect to such security, the fair value of such security is not fairly reflected through the amortized cost method of valuation, such security will be valued at fair value as determined in good faith by the Board of Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

     While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

     In selecting brokers or dealers to execute portfolio transactions, the Manager and Sub-Adviser seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

     Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

     BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

     BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

     Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

     Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

     From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

     Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

     See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

     Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

     Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. The Money Market V.I. Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of the Money Market V.I. Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Money Market V.I. Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a

Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

     Investment decisions for each Fund and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

     Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

     Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

     Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

     In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

     A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BI or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BI or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

     If the securities in which a particular Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own account. On occasions, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of each Fund will primarily consist of brokerage commissions or underwriter or dealer spreads. Under the Investment Company Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of the Company’s portfolio securities unless an exemptive order allowing such transactions is obtained from the SEC. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Company, including through December 31, 2008, Merrill Lynch Government Securities Inc. (“GSI”), Merrill Lynch Money Markets Inc. (“MMI”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), may not serve as the Company’s dealer in connection with such transactions except pursuant to exemptive orders from the SEC, such as the one described below. However, affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis, subject to the Company’s policy of obtaining best price and execution. The Company may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except in accordance with rules and regulations under the Investment Company Act.

     The SEC has issued an exemptive order permitting the Company to conduct principal transactions with respect to the Money Market V.I. Fund with GSI and MMI in U.S. Government and government agency securities, and certain other money market securities, subject to a number of conditions, including conditions designed to insure that the prices to the Funds available from GSI and MMI are equal to or better than those available from other sources. GSI and MMI have informed the Company that they will in no way, at any time, attempt to influence or control the activities of the Company or the Manager in placing such principal transactions. The exemptive order allows GSI and MMI to receive a dealer spread on any transaction with the Company no greater than their customary dealer spreads for transactions of the type involved. Certain court decisions have raised questions as to whether investment companies should seek to “recapture” brokerage commissions and underwriting and dealer spreads by effecting their purchases and sales through affiliated entities. In order to effect such an arrangement, the Company would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The Board of Directors has considered the possibilities of seeking to recapture spreads for the benefit of the Company and, after reviewing all factors deemed relevant, has made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Company will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act, if the Directors should determine that recapture is in the best interests of the Company or otherwise required by developments in the law. Effective January 1, 2009, the Funds are no longer relying on the GSI orders because they are not necessary as Merrill Lynch is no longer an affiliate of the Manager or the Funds.

Exemptive Order Information for Money Market V.I.:

     The number and dollar value of transactions engaged in by Money Market V.I. Fund pursuant to an outstanding exemptive order are as follows:

Fiscal Year Ended December 31,	Number	Dollar Value
2008	1	$ 996,959
2007	5	$ 27,064,901
2006	17	$ 84,593,223

Brokerage Commissions:

     Information about the brokerage commissions paid by the Funds, including commissions paid to Affiliates, is set forth in the following table:

	Aggregate Brokerage Commissions Paid For the Year Ended December 31,			Commissions Paid to Affiliates For the Year Ended December 31,

	2008	2007	2006	2008	2007	2006
Balanced Capital V.I. Fund	$35,622	$36,628	$31,076	$6,219	$6,720	$5,702
Basic Value V.I. Fund	$1,077,362	$1,271,639	$1,146,291	$122,203	$144,779	$171,516
Fundamental Growth V.I. Fund .	$272,712	$206,270	$218,039	$36,381	$36,033	$28,035
Global Allocation V.I. Fund	$1,775,390	$634,138	$616,775	$144,372	$25,944	$59,264
Global Growth V.I. Fund	$227,097	$192,716	$176,694	$44,299	$22,718	$14,531
Government Income V.I. Fund	$200,465	$346,554	$61,493	$0	$0	$0
High Income V.I. Fund	$1,007	$0	$1,595	$0	$0	$0
International Value V.I. Fund	$848,780	$944,064	$618,461	$265	$0	$1,604
Large Cap Core V.I. Fund	$161,167	$139,482	$149,523	$0	$0	$0
Large Cap Growth V.I. Fund	$94,763	$66,294	$86,337	$0	$0	$0
Large Cap Value V.I. Fund	$97,224	$65,265	$53,020	$0	$0	$0
Money Market V.I. Fund	$0	$0	$0	$0	$0	$0
S&P 500 Index V.I. Fund	$13,704	$4,966	$36,945	$2,079	$1,629	$1,048
Total Return V.I. Fund	$61,187	$56,500	$51,164	$27	$0	$88
Utilities and Telecommunications
V.I. Fund	$27,891	$39,910	$59,700	$2,698	$9,792	$14,044
Value Opportunities V.I. Fund	$1,556,748	$1,983,827	$1,552,448	$113,838	$239,413	$117,206

     For the fiscal year ended December 31, 2008, the brokerage commissions paid to Affiliates represented 7.32% of the aggregate brokerage commissions paid and involved 6.71% of the Company’s dollar amount of transactions involving payment of commissions.

Additional Brokerage Commissions:

     The following table shows the dollar amount of brokerage commissions paid to brokers by certain Funds for providing research services and the approximate amount of the transactions involved for the Company’s fiscal year ended December 31, 2008. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

	Amount of Commissions Paid to Brokers For Providing Research Services	Amount of Brokerage Transactions Involved
Balanced Capital V.I.	$27,720	542
Basic Value V.I.	$906,448	1,326
Fundamental Growth V.I.	$193,796	918
Global Allocation V.I.	$1,302,492	4,755
Global Growth V.I.	$194,725	838
International Value V.I.	$642,534	917
Large Cap Core V.I.	$1,916	22
Large Cap Growth V.I.	$3,602	23
Large Cap Value V.I.	$9,645	59
S&P 500 Index V.I.	$3,177	328
Utilities & Telecommunications V.I.	$27,106	220
Value Opportunities V.I.	$1,500,792	6,919

Securities Lending

     The Company has received an exemptive order from the Commission permitting it to lend portfolio securities to BlackRock or its affiliates. Pursuant to that order, the Company also has retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by that Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Manager or its affiliates. In connection with securities lending activities, the lending agent may, on behalf of each Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. Pursuant to the same order, each Fund may invest its uninvested cash in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by a Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Manager’s waiver of a portion of its advisory fee.

     The following table below shows the securities lending agent fees that were paid by the Funds to the lending agent for the periods indicated:

	Fees Paid to the Lending Agent For the Year Ended December 31,

	2008	2007	2006
Balanced Capital V.I. Fund	$0	$0	$0
Basic Value V.I. Fund	$48,003	$50,750	$50,432
Fundamental Growth V.I. Fund	$2,323	$688	$6,450
Global Allocation V.I. Fund	$15,278	$11,557	$4,885
Global Growth V.I. Fund	$737	$575	$852
Government Income V.I. Fund	$0	$0	$267
High Income V.I. Fund	$0	$0	$0
International Value V.I. Fund	$0	$51,488	$91,745
Large Cap Core V.I. Fund	$25,971	$42,459	$25,194
Large Cap Growth V.I. Fund	$7,009	$12,273	$4,494
Large Cap Value V.I. Fund	$310	$3,086	$5,159
Money Market V.I. Fund	$0	$0	$0
S&P 500 Index V.I. Fund	$10,890	$3,869	$5,179
Total Return V.I. Fund	$0	$0	$21,095
Utilities and Telecommunications V.I. Fund	$0	$0	$6
Value Opportunities V.I. Fund	$118,268	$74,972	$79,313

     The value of each Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2008 are as follows:

Balanced Capital V.I. Fund

Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)

JPMorgan Chase & Co.	D	$71
JPMorgan Chase & Co.	E	$66
JPMorgan Chase Capital XXV	D	$41
Morgan Stanley	D	$39
Lehman Brothers Holdings, Inc.	D	$9

Basic Value V.I. Fund
Regular Broker-Dealer	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)

JPMorgan Chase & Co.	E	$15,197
Citigroup, Inc.	E	$916

Fundamental Growth V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
JPMorgan Chase & Co.	E	$877

Global Allocation V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
JPMorgan Chase & Co.	E	$8,510
JPMorgan Chase & Co.	D	$6,705
Citigroup, Inc.	D	$2,270
Credit Suisse Group AG	E	$1,429
Citigroup Capital XXI	D	$895

Global Growth V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
JPMorgan Chase & Co.	E	$255
Citigroup, Inc.	E	$144
UBS AG	E	$103
Credit Suisse Group AG	E	$73
Barclays Plc	E	$61

Government Income V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
NONE

High Income V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
Citigroup, Inc.	D	$839
JPMorgan Chase & Co.	D	$636

International Value V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
Credit Suisse Group AG	E	$1,814

Large Cap Core V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
JPMorgan Chase & Co.	E	$662

Large Cap Growth V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
NONE

Large Cap Value V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
JPMorgan Chase & Co.	E	$883

Money Market V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
JPMorgan Chase Funding, Inc.	D	$10,974
Citigroup Funding, Inc.	D	$8,461
Barclays Capital, Inc.	D	$6,002
Citibank, NA	D	$6,000
UBS Finance (Delaware), LLC	D	$2,997
JPMorgan Chase & Co.	D	$500

S&P 500 Index V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
JPMorgan Chase & Co.	E	$2,113
The Goldman Sachs Group, Inc.	E	$669
Citigroup, Inc.	E	$656

Total Return Bond V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
UBS AG	D	$1,722
JPMorgan Chase Bank NA	D	$1,563
JPMorgan Chase & Co.	D	$1,310
Morgan Stanley	D	$1,161
JPMorgan Chase Capital XXV	D	$364
Lehman Brothers Holdings, Inc.	D	$154
Lehman Brothers Holdings Capital Trust VII	D	$0

* Holdings are less than $500.

Utilities and Telecommunications V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
NONE

Value Opportunities V.I. Fund
	Debt (D)/ Equity (E)	Aggregate Holdings (000’s)
Regular Broker-Dealer
NONE

Portfolio Turnover

     The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, or a change in economic or financial conditions. A Fund’s portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

     For the fiscal years ended 2008 and 2007, Global Growth V.I. Fund’s portfolio turnover rate was 131% and 64%, respectively. The increase in portfolio turnover from the prior year for Global Growth V.I. Fund was due to changes in the portfolio that were made following the transition to a new portfolio management team for the Fund. For the fiscal years ended 2008 and 2007, Government Income V.I. Fund’s portfolio turnover rate was, 5,353% and 2,305%, respectively, and excluding mortgage dollar roll transactions would have been 4,916% for the fiscal year ended December 31, 2008. The increase in portfolio turnover from the prior year for Government Income V.I. Fund was due to active trading in response to the extreme market volatility during the fiscal year, including the crisis in the financial sector. For the fiscal years ended 2008 and 2007, International Value V.I. Fund’s portfolio turnover rate was, 118% and 79%, respectively. The increase in portfolio turnover from the prior year for International Value V.I. Fund was due to a more active approach to asset allocation, including a more specific allocation to emerging markets securities, which was funded by selling existing holdings in developed markets. The Fund expects that portfolio turnover will remain at the 2008 rate for the foreseeable future. For the fiscal years ended 2008 and 2007, Large Cap Core V.I. Fund’s portfolio turnover rate was, 104% and 72%, respectively. The increase in portfolio turnover from the prior year for Large Cap Core V.I. Fund was due to the extreme market volatility during the fiscal year. In addition, the Large Cap Core V.I. Fund experienced large redemptions during the fiscal year, which further increased the portfolio turnover rate. For the fiscal years ended 2008 and 2007, Large Cap Growth V.I. Fund’s portfolio turnover rate was, 139% and 86%, respectively. The increase in portfolio turnover from the prior year for Large Cap Growth V.I. Fund was due to the extreme market volatility during the fiscal year. In addition, the Large Cap Growth V.I. Fund experienced large redemptions during the fiscal year, which further increased the portfolio turnover rate. For the fiscal years ended 2008 and 2007, Large Cap Value V.I. Fund’s portfolio turnover rate was, 117% and 75%, respectively. The increase in portfolio turnover from the prior year for Large Cap Value V.I. Fund was due to the extreme market volatility during the fiscal year. In addition, the Large Cap Value V.I. Fund experienced large inflows and redemptions during the fiscal year, which further increased the portfolio turnover rate. For the fiscal years ended 2008 and 2007, Total Return V.I. Fund’s portfolio turnover rate was 787% and 326%, and excluding mortgage dollar roll transactions would have been 548% for the fiscal year ended December 31, 2008. The increase in portfolio turnover from the prior year for Total Return V.I. Fund was due to active trading in response to the extreme market volatility during the fiscal year, including the crisis in the financial sector.

     High portfolio turnover may result in an increase in capital gain dividends and/or ordinary income dividends. See “Dividends and Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

PURCHASE OF SHARES

     The Company continuously offers shares of Class I Common Stock, Class II Common Stock and Class III Common Stock of certain Funds at prices equal to the respective per share net asset value of the Funds. Effective September 29, 2006 through September 30, 2008, FAMD and BDI, each an affiliate of the Manager, acted as each Fund’s co-distributors. Effective October 1, 2008, BI, an affiliate of the Manager, acts as the Fund’s sole Distributor.

     Net asset value is determined in the manner set forth under “Determination of Net Asset Value.”

     The Company and the Distributor reserve the right to suspend the sale of shares of each Fund in response to conditions in the securities markets or otherwise. Any order may be rejected by the Company or the Distributor.

     Generally, only insurance company separate accounts may purchase Fund shares for the benefit of such insurance company’s contract holders who elect to have all or a portion of their premium contributions invested in shares of the Funds. Accordingly, each insurance company separate account that owns shares of the Funds maintains omnibus accounts with the Funds’ transfer agent for the benefit of the insurance company’s contract owners, often resulting in considerable savings in administrative expenses for the Funds’ management.

REDEMPTION OF SHARES

     The Company is required to redeem for cash all full and fractional shares of the Funds. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the NYSE is restricted as determined by the SEC or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of each Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of each Fund.

     The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by a Fund at such time.

     The Company entered into a joint committed line of credit with other investment companies advised by the Manager and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

DIVIDENDS AND TAXES

Dividends

     The Company intends to distribute substantially all of the net investment income, if any, of each Fund. For dividend purposes, net investment income of each Fund, other than the Money Market V.I. Fund, will consist of all payments of dividends or interest received by such Fund less the estimated expenses of such Fund (including fees payable to the Manager). Net investment income of the Money Market V.I. Fund (from the time of the immediate preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized and unrealized gains (other than realized long-term capital gains) and losses on its portfolio securities, (iii) less the estimated expenses of the respective Fund (including the fees payable to the Manager) applicable to that dividend period. Dividends on the Money Market V.I. Fund are declared daily and reinvested monthly in additional full and fractional shares of such Fund. Dividends from net investment income of the Government Income V.I., High Income V.I. and Total Return V.I. Funds are declared daily and reinvested monthly in additional full and fractional shares of the respective Fund at net asset value. Dividends from net investment income of the Utilities and Telecommunications V.I. Fund are declared and reinvested quarterly in additional full and fractional shares of the Fund. Dividends from net investment income of the Balanced Capital V.I., Basic Value V.I., International Value V.I., Value Opportunities V.I., Global Allocation V.I., Global Growth V.I., S&P 500 Index V.I., Large Cap Core V.I., Fundamental Growth V.I., Large Cap Growth V.I. and Large Cap Value V.I. Funds are declared and reinvested at least annually in additional full and fractional shares of the respective Funds.

     All net realized long-term or short-term capital gains of the Company, if any, other than short-term capital gains of the Money Market V.I. Fund, are declared and distributed annually after the close of the Company’s fiscal year to the shareholders of the Fund or Funds to which such gains are attributable.

     Under the Internal Revenue Code (the “Code”), each Fund of the Company will be treated as a separate corporation for federal income tax purposes and, thus, each Fund is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Funds. Each Fund intends to continue to qualify as a regulated investment company under certain provisions of the Code. Under such provisions, a Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by a Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Each of the Funds intends to comply with the above-described requirements.

     In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

     A Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.

     If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to its shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

     On occasion, some amount of the dividends of the Money Market V.I. Fund for a fiscal year may constitute a return of capital, in which case such amount would be applied against and reduce the Separate Account’s tax basis in shares of such Fund. If such amount were to exceed the Separate Account’s tax basis for shares of the Money Market V.I. Fund, the excess would be treated as gain from the sale or exchange of such shares.

     On occasion the net income of the Money Market V.I. Fund may be a negative amount as a result of a net decline in the value of the portfolio securities of the Fund which is in excess of the interest earned. Consequently, the Fund will reduce the number of its outstanding shares to reflect the negative net income. The adjustment may result in gross income to shareholders in excess of the net dividend credited to such shareholders for a period. In such a case, such shareholders’ tax basis in the shares of the Money Market V.I. Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. Such difference may be realized as a capital loss when the shares are liquidated.

     Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code designating the amount and character of any distributions made during such year.

     Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Not later than 60 days after any year for which it makes such an election, each Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

     Certain Funds may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”), as described in the Prospectus and in this Statement of Additional Information. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

     Certain Funds may invest up to 10% of their total assets in securities of closed-end investment companies. If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the “interest charge”), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

     The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain countries in which the Fund intends to invest. No such regulations have been issued.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, and such change may apply retroactively.

DISTRIBUTION ARRANGEMENTS

     The Company has entered into a distribution agreement (the “Distribution Agreements”) with BI with respect to the sale of the Company’s shares to the Distributor for resale to Insurance Companies’ accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. BI is an affiliate of the Manager.

     The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

     The Manager, the Distributor and their affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, the Manager, the Distributor or their affiliates may compensate affiliated and unaffiliated insurance companies for the sale and distribution of shares of a Fund or for services to a Fund and its contract holders. These payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution. These payments may be made to insurance companies to pay for Marketing support activities, training sales personnel regarding the Funds, compensating financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable annuity and variable life insurance contracts investing directly in Fund shares, and compensating sales personnel in connection with the allocation of cash values and premium of variable annuity and variable life insurance contracts to investments in Fund shares. The payments made by the Manager, the Distributor and their affiliates are based on a percentage of the value of shares sold to, or held by, customers of the insurance company involved, and may be different for different insurance companies. The payments described above are made from the Manager’s, the Distributor’s or their affiliates’ own assets pursuant to agreements with insurance companies and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

     The payments described above may be made, at the discretion of BI, BlackRock or their affiliates, to insurance companies in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the insurance companies receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following insurance companies are receiving such payments: AEGON USA, Inc.1, Allianz Life Financial Services, LLC and Transamerica Capital, Inc. In lieu of payments pursuant to the foregoing, the Manager, the Distributor or their affiliates may make payments to insurance companies of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other insurance companies.

     If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

     Furthermore, the Manager, the Distributor and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager, the Distributor and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

     Insurance companies may charge their clients additional fees for account-related services. Insurance companies may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual

1	On December 31, 2007, Merrill Lynch sold its insurance business to AEGON USA Inc. Prior to that date, BlackRock made payments to Merrill Lynch in connection with the Merrill Lynch Insurance separate accounts’ investments in shares of the BlackRock Funds. BlackRock has continued to make payments to AEGON under the terms of the original agreement with Merrill Lynch since that date.

insurance company. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your insurance company will provide you with specific information about any service fees you will be charged.

     Pursuant to the Plans, each Fund may enter into service arrangements with insurance companies pursuant to which insurance companies will render certain support services to their customers (“Customers”). Such services will be provided to Customers and are intended to supplement the services provided by a Fund’s Manager, Administrator and/or transfer agent to the insurance company. In consideration for payment of a service fee on shares, insurance companies may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ sub-accounts; and (ii) assisting Customers in designating and changing account designations and addresses.

     In addition to, rather than in lieu of, distribution fees that a Fund may pay to an insurance company pursuant to the Plans and fees the Fund pays to its transfer agent, if approved by the Company’s Board of Directors, a Fund may enter into non-Plan agreements with insurance companies pursuant to which the Fund will pay an insurance company for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are based on a percentage of the average daily net assets of Fund shareholders serviced by an insurance company. The aggregate amount of these payments may be substantial. From time to time, the Manager, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

PERFORMANCE DATA

     From time to time, the average annual total return and other total return data, as well as yield, of one or more of the Company’s Funds may be included in advertisements or information furnished to present or prospective Contract Owners. Total return and yield figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the Securities and Exchange Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period.

     Total return and yield figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return and yield will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

     On occasion, one or more of the Company’s Funds may compare its performance to that of the S&P 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper, Inc., or Variable Annuity Research Data Service or contained in publications such as those of Morningstar, Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, Business Week, Financial Services Weekly, Kiplinger Personal Finances, Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

     The Money Market V.I. Fund normally computes the annualized yield by determining the net change for a seven-day base period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365 and then dividing by seven. Under this calculation, the yield does not reflect realized and unrealized gains and losses on portfolio securities. The Funds may also include its yield in advertisements, calculated in the same manner as set forth above but including realized and unrealized gains and losses. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return by dividing the base period by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. This compounded yield calculation also excludes realized or unrealized gains or losses on portfolio securities.

     A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

     The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policies are attached as Appendix B.

     Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

Organization of the Company

     The Company was incorporated under the laws of the State of Maryland on October 16, 1981, and operations of the Total Return V.I., High Income V.I., Large Cap Core V.I. and Value Opportunities V.I. Funds commenced on April 20, 1982. The Balanced Capital V.I. Fund commenced operations on June 1, 1988. The Money Market V.I. Fund and the Global Allocation V.I. Fund commenced operations on February 20 and February 28, 1992, respectively. The Basic Value V.I. and Utilities and Telecommunications V.I. Funds commenced operations on July 1, 1993. The Government Income V.I. Fund commenced operations on May 2, 1994. The S&P 500 Index V.I. Fund commenced operations on December 13, 1996. The Global Growth V.I. Fund commenced operations on June 5, 1998. The Fundamental Growth V.I. Fund commenced operations on April 3, 2000. The Large Cap Value V.I. Fund commenced operations on April 23, 2001. The International Value V.I. Fund and Large Cap Growth V.I. Fund commenced operations on November 24, 2003.

     Effective September 29, 2006, the Company changed its name from FAM Variable Series Funds, Inc. to BlackRock Variable Series Funds, Inc. The authorized capital stock of the Company consists of 7,000,000,000 shares of Class I Common Stock, par value $0.10 per share, and 3,900,000,000 shares of Class II Common Stock and 3,500,000,000 shares of Class III Common Stock, par value $0.10 per share. The shares of Class I, Class II and Class III Common Stock are each divided into sixteen classes designated as BlackRock Balanced Capital V.I. Fund Common Stock, BlackRock Basic Value V.I. Fund Common Stock, BlackRock Total Return V.I. Fund Common Stock, BlackRock Money Market V.I. Fund Common Stock, BlackRock Fundamental Growth V.I. Fund, BlackRock Global Allocation V.I. Fund Common Stock, BlackRock Global Growth V.I. Fund Common Stock, BlackRock Government Income Bond V.I. Fund Common Stock, BlackRock High Income V.I. Fund Common Stock, BlackRock S&P 500 Index V.I. Common Stock, BlackRock International Value V.I. Fund Common Stock, BlackRock Large Cap Core V.I. Fund Common Stock, BlackRock Large Cap Growth V.I. Fund Common Stock, BlackRock Large Cap Value V.I. Fund Common Stock, BlackRock Value Opportunities V.I. Fund and BlackRock Utilities and Telecommunications V.I. Fund, respectively. The Company may, from time to time, at the sole discretion of its Board of Directors and without the need to obtain the approval of its shareholders or of Contract owners, offer and sell shares of one or more of such classes.

     Class II shares of the following Funds are no longer offered: BlackRock Balanced Capital V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock Fundamental Growth V.I. Fund, BlackRock Global Growth V.I. Fund, BlackRock Government Income V.I. Fund, BlackRock High Income V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Utilities & Telecommunications V.I. Fund, and BlackRock Money Market V.I. Fund. In addition, Class III of the following Funds are no longer offered: BlackRock Balanced Capital V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock Fundamental Growth V.I. Fund, BlackRock Government Income V.I. Fund, BlackRock High Income V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Utilities & Telecommunications V.I. Fund, and BlackRock Money Market V.I. Fund.

     All shares of Common Stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Company may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under “Redemption of Shares.” Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Company does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

     Family Life purchased $1,000 worth of shares of the Balanced Capital V.I. Fund on April 29, 1988 and $1,999,000 worth of shares of each such Fund on May 27, 1988. Family Life also provided the initial capitalization for each of the Company’s other Funds other than the Funds named below for which MLLIC provided the initial capitalization. MLLIC purchased $100 worth of shares of each of the Money Market V.I. and Global Allocation V.I. Funds on February 6, 1992, $2,000,000 worth of shares of the Money Market V.I. Fund on February 20, 1992, $2,000,000 worth of shares of the Global Allocation V.I. Fund on February 28, 1992 and $100 worth of shares of each of the Basic Value V.I. and Utilities and Telecommunications V.I. Funds on June 28, 1993. MLLIC purchased, on July 1, 1993, $2,000,000 worth of shares of each of the Basic Value V.I. Fund and the Utilities and Telecommunications V.I. Fund. MLLIC purchased, on May 16, 1994, $2,000,000 worth of shares of the Government Income V.I. Fund. On December 13, 1996, MLLIC purchased $10,000,000 worth of shares of the S&P 500 Index V.I. Fund. On April 16, 1998, MLLIC purchased $1,000 worth of shares of the Global Growth V.I. Fund. On March 20, 2000, MLLIC purchased $1,000,000 worth of shares of the Fundamental Growth V.I. Fund. On April 23, 2001, MLLIC purchased $1,000,000 worth of shares of the Large Cap Value V.I. Fund.

Custodian

     The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, New York 10286, is the Company’s Custodian except that Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for assets of the Company’s Global Allocation V.I. Fund, International Value V.I. Fund and Large Cap Growth V.I. Fund.

Transfer and Dividend Disbursing Agent

     PNC Global Investment Servicing (U.S.) Inc., (“PNC GIS”) P.O. Box 9819, Providence, Rhode Island 02940-8019, which is a wholly owned subsidiary of The PNC Financial Services Group, Inc., acts as the Company’s Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. PNC GIS will receive annual compensation from each Fund and will be entitled to reimbursement of out-of-pocket expenses.

Counsel and Independent Registered Public Accounting Firm

     Willkie Farr & Gallagher LLP, counsel to the Company, passes on legal matters for the Company in connection with the shares offered by the Prospectus. Deloitte & Touche LLP, is the independent registered public accounting firm of the Company.

Reports

     The Company issues to the insurance companies, at least semi-annually, containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Directors.

Inquiries

     Inquiries by Insurance Companies that offer Fund shares may be addressed to the Company at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

     To the knowledge of the Company, the following entities owned beneficially or of record 5% or more of a class of shares of a Fund as of March 20, 2009. Each entity is the record holder of such shares.

Name of Fund	Name and Address of Shareholder	Percent of Class I
BlackRock Balanced Capital	**Merrill Lynch Pierce Fenner & Smith	98.94%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Basic Value V.I. Fund	**Merrill Lynch Pierce Fenner & Smith	86.89%
	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Basic Value V.I. Fund	**PFL Endeavor Var Annuity Acct	6.95%
	4333 Edgewood Rd NE
	Cedar Rapids, IA 52499

BlackRock Fundamental Growth	**Merrill Lynch Pierce Fenner & Smith	99.68%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Global Allocation	**Merrill Lynch Pierce Fenner & Smith	95.13%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Global Growth V.I. Fund	**Merrill Lynch Pierce Fenner & Smith	94.57%
	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Government Income	**Merrill Lynch Pierce Fenner & Smith	99.99%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

Name of Fund	Name and Address of Shareholder	Percent of Class I
BlackRock High Income V.I. Fund	**Merrill Lynch Pierce Fenner & Smith	91.35%
	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock High Income V.I. Fund	**PFL Endeavor Var Annuity Acct	7.27%
	4333 Edgewood Rd NE
	Cedar Rapids, IA 52499

BlackRock International Value	**Merrill Lynch Pierce Fenner & Smith	98.08%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Large Cap Core	**Merrill Lynch Pierce Fenner & Smith	99.28%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Large Cap Growth	**Merrill Lynch Pierce Fenner & Smith	94.40%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Large Cap Value	**Merrill Lynch Pierce Fenner & Smith	99.20%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Money Market	**Merrill Lynch Pierce Fenner & Smith	93.78%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Money Market V.I. Fund	**AIG Life Insurance Company	5.84%
	One Alico Plaza
	P O Box 667
	Wilmington, DE 19889

BlackRock S&P 500 Index	**Merrill Lynch Pierce Fenner & Smith	100.00%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Total Return V.I. Fund	**Merrill Lynch Pierce Fenner & Smith	99.16%
	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Utilities &	**Merrill Lynch Pierce Fenner & Smith	98.90%
Telecommunications V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Value Opportunities	**Merrill Lynch Pierce Fenner & Smith	87.49%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Value Opportunities	**American Fidelity	8.50%
V.I. Fund	2000 N Classen Blvd
	Oklahoma City, OK 73106-6092

Name of Fund	Name and Address of Shareholder	Percent of Class II
BlackRock Basic Value V.I. Fund	**Manufacturers Life Insurance	81.68%
	of North America
	601 Congress Street
	Boston, MA 02210

BlackRock Basic Value V.I. Fund	**Manufacturers Life Insurance	18.33%
	of North America
	601 Congress Street
	Boston, MA 02210

BlackRock Global Allocation	**Manufacturers Life Insurance	50.79%
V.I. Fund	of North America
	601 Congress Street
	Boston, MA 02210

BlackRock Global Allocation	**Nationwide Insurance Co. - NWPP	43.84%
V.I. Fund	P O Box 182029
	Columbus, OH 43218-2029

BlackRock Global Allocation	**Manufacturers Life Insurance	5.37%
V.I. Fund	of North America
	601 Congress Street
	Boston, MA 02210

BlackRock Large Cap Core	**Nationwide Insurance Co. - NWPP	50.00%
V.I. Fund	P O Box 182029
	Columbus, OH 43218-2029

BlackRock Large Cap Core	**Nationwide Insurance Company NWVLI4	48.19%
V.I. Fund	P O Box 182029
	Columbus, OH 43218-2029

BlackRock Large Cap Value	**Nationwide Insurance Co. - NWPP	89.19%
V.I. Fund	P O Box 182029
	Columbus, OH 43218-2029

BlackRock Large Cap Value	**CUNA Mutual Group	10.81%
V.I. Fund	2000 Heritage Way
	Waverly, IA 50677-9208

BlackRock S&P 500 Index V.I. Fund	**Nationwide Insurance Co. - NWPP	100.00%
	P O Box 182029
	Columbus, OH 43218-2029

BlackRock Value Opportunities	**Manufacturers Life Insurance	73.83%
V.I. Fund	of North America
	601 Congress Street
	Boston, MA 02210

BlackRock Value Opportunities	**Manufacturers Life Insurance	24.59%
V.I. Fund	of North America
	601 Congress Street
	Boston, MA 02210

Name of Fund	Name and Address of Shareholder	Percent of Class III
BlackRock Basic Value V.I. Fund	**GE Life & Annuity Assurance Co.	57.93%
	6610 West Broad Street
	Building 3, 5th Floor
	Richmond, VA 23230-1702

BlackRock Basic Value V.I. Fund	**Pacific Life	34.30%
	700 Newport Center Drive
	Newport Beach, CA 92660-6307

BlackRock Global Allocation	**Pacific Life	40.88%
V.I. Fund	700 Newport Center Drive
	Newport Beach, CA 92660-6307

BlackRock Global Allocation	**ING USA Annuity and Life Insurance Co.	24.75%
V.I. Fund	One Orange Way
	Windsor, CT 06095-4774

BlackRock Global Allocation	**GE Life & Annuity Assurance Co	16.52%
V.I. Fund	6610 West Broad Street
	Building 3, 5th Floor
	Richmond, VA 23230-1702

BlackRock Global Allocation	**Allianz Life Insurance Company of NA	9.89%
V.I. Fund	5701 Golden Hills Dr.
	Minneapolis, MN 55416-1297

BlackRock Global Growth	**Merrill Lynch Pierce Fenner & Smith	100.00%
V.I. Fund	4800 E Deer Lake Drive 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Large Cap Core	**Guardian Insurance & Annuity Co Inc	59.58%
V.I. Fund	Mail Station 3S
	3900 Burgess Pl
	Bethlehem, PA 18017-9097

BlackRock Large Cap Core	**Guardian Insurance & Annuity Co Inc	40.42%
V.I. Fund	Mail Station 3S
	3900 Burgess Pl
	Bethlehem, PA 18017-9097

BlackRock Large Cap Growth	**GE Life & Annuity Assurance Co	91.73%
V.I. Fund	6610 West Broad Street
	Building 3, 5th Floor
	Richmond, VA 23230-1702

BlackRock Large Cap Growth	**GE Life & Annuity Assurance Co	8.27%
V.I. Fund	6610 West Broad Street
	Building 3, 5th Floor
	Richmond, VA 23230-1702

BlackRock Large Cap Value	**Guardian Insurance & Annuity Co Inc	99.49%
V.I. Fund	Mail Station 3S
	3900 Burgess Pl
	Bethlehem, PA 18017-9097

BlackRock Value Opportunities	**GE Life & Annuity Assurance Co	92.71%
V.I. Fund	6610 West Broad Street
	Building 3, 5th Floor
	Richmond, VA 23230-1702

	Name and Address of Shareholder
Name of Fund		Percent of Class III
BlackRock Value Opportunities	**GE Life & Annuity Assurance Co	6.34%
V.I. Fund	6610 West Broad Street
	Building 3, 5th Floor
	Richmond, VA 23230-1702

**	Record holders that do not beneficially hold the shares.

FINANCIAL INFORMATION

     The audited financial statements of each of the Company’s Funds, including the reports of the independent registered public accounting firm thereon, are incorporated in this Statement of Additional Information by reference to its 2008 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-456-4587 ext. 789 between 8:30 a.m. and 5:30 p.m. Eastern Time on any business day.

APPENDIX A DESCRIPTION OF BOND RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings/Demand Obligation Ratings

     Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. III.

Nature of and provisions of the obligation;

Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Rating

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment- grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

     Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment- grade level and/or the issuer’s bonds are deemed taxable.

p

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.
  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (–): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D DD DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

     Plus (+) or Minus (–): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

     Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

     The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3

Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D LOC	Default. Issues assigned this rating are in actual or imminent payment default. The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR Conditional	Indicates that Fitch does not rate the specific issue. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert

Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Appendix B

Proxy Voting Policies

For The BlackRock-Advised Funds
June, 2008

Page
Introduction	B-3
Proxy Voting Policies	B-3
Boards of Directors	B-3
Auditors	B-4
Compensation and Benefits	B-4
Capital Structure	B-4
Corporate Charter and By-Laws	B-4
Corporate Meetings	B-4
Investment Companies	B-4
Environmental and Social Issues	B-4
Reports to the Board	B-4

Introduction

     The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

     When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

Proxy Voting Policies

A. Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

[1]	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[2]	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

B. Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C. Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D. Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F. Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G. Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H. Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number			Description

1	(a)	—	Articles of Incorporation of Registrant.(a)

1	(b)	—	Form of Articles Supplementary of Registrant.(b)

1	(c)	—	Form of Articles of Amendment of Registrant.(c)

1	(d)	—	Form of Articles Supplementary of Registrant.(d)

1	(e)	—	Form of Articles Supplementary of Registrant.(e)

1	(f)	—	Form of Articles Supplementary of Registrant.(f)

1	(g)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Merrill Lynch Basic Value Focus Fund
Common Stock, Merrill Lynch World Income Focus Fund Common Stock, Merrill Lynch
Global Utility Focus Fund Common Stock and Merrill Lynch International Equity Focus
Fund Common Stock.(o)

1	(h)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Developing Capital Markets Focus Fund
Common Stock, Merrill Lynch International Bond Fund Common Stock and Merrill Lynch
Intermediate Government Bond Fund Common Stock.(p)

1	(i)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Index 500 Fund Common Stock.(q)

1	(j)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to the reclassification of Merrill Lynch Flexible Strategy Fund Common Stock as Merrill Lynch
Global Strategy Focus Fund Common Stock, the reclassification of the Merrill Lynch
International Bond Fund Common Stock as Merrill Lynch World Income Focus Fund
Common Stock, the change in name of the class of shares of common stock designated as
Merrill Lynch Intermediate Government Bond Fund to Merrill Lynch Government Bond
Fund, and the change in the name of the class of shares of common stock designated as
Merrill Lynch World Income Focus Fund to Merrill Lynch Global Bond Focus Fund.(r)

1	(k)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to designation of Class A and Class B shares.(s)

1	(l)	—	Form of Articles of Amendment redesignating the Class A and Class B Shares of the Equity
Growth Fund as Class A and Class B Shares of the Special Value Focus Fund.(u)

1	(m)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Global Growth Focus Fund
Common Stock and Merrill Lynch Capital Focus Fund.(v)

Exhibit Number			Description

1	(n)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Fundamental Growth Focus Fund
Common Stock and a change in the amount of Class A Shares of the Merrill Lynch Basic
Value Focus Fund, Merrill Lynch High Current Income Fund, and Merrill Lynch Prime
Bond Fund.(e)

1	(o)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Focus Twenty Select Fund.(x)

1	(p)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Capital Focus Fund, Merrill Lynch
Special Value Focus Fund, Merrill Lynch Global Utility Focus Fund, Merrill Lynch Global
Strategy Focus Fund and Merrill Lynch Quality Equity Fund.(z)

1	(q)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Core Bond Focus Fund and a
change in the amount of Class A Shares of the Merrill Lynch Large Cap Core Focus
Fund.(aa)

1	(r)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Large Cap Value Focus Fund
and a change in the amount of Class B Shares of the Merrill Lynch Large Cap Value Focus
Fund.(bb)

1	(s)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to changes in the names of the classes of shares of common stock of all Funds.(cc)

1	(t)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Domestic Money Market V.I.
Fund and a change in the amount of Class A Shares of the Merrill Lynch Government Bond
V.I. Fund.(dd)

1	(u)	—	Articles of Amendment to Articles Supplementary.(ff)

1	(v)	—	Articles Supplementary relating to the designation of Class III shares.(ff)

1	(w)	—	Articles Supplementary relating to the designation of shares of common stock as Merrill
Lynch International Value V.I. Fund common stock and Merrill Lynch Large Cap Growth
V.I. Fund common stock.(ff)

2		—	Amended and Restated By-Laws of Registrant.*

3		—	Specimen certificate for shares of common stock of Registrant.(h)

4	(a)	—	Investment Advisory Agreement for BlackRock Large Cap Value V.I. Fund.(hh)

4	(b)	—	Investment Advisory Agreement for BlackRock Variable Series Funds, Inc.(hh)

4	(c)	—	Form of Sub-Advisory Agreement between the Manager and BlackRock Investment
Management, LLC.(hh)

Exhibit Number			Description

4	(d)	—	Form of Sub-Advisory Agreement between the Manager and BlackRock Financial
Management, Inc.(hh)

4	(e)	—	Form of Sub-Advisory Agreement between the Manager and BlackRock Institutional
Management Corporation.(hh)

4	(f)	—	Form of Sub-Advisory Agreement between the Manager and BlackRock International
Limited.*

5		—	Form of Distribution Agreement between the Registrant and BlackRock Investments, LLC (formerly, BlackRock Investments, Inc.) (the “Distributor”)*

6		—	None.

7	(a)	—	Form of Custodian Agreement with the Bank of New York.(m)

7	(b)	—	Form of Custodian Agreement with Brown Brothers Harriman & Co.(t)

8	(a)	—	Form of Securities Lending Agency Agreement between the Registrant and QA Advisors
LLC (now BlackRock Investment Management, LLC) dated August 10, 2001.(ee)

8	(b)	—	Form of Unified Transfer Agency, Shareholder Servicing and Dividend Disbursing
Agreement.(hh)

8	(c)	—	Form of Administrative Services Agreement between the Registrant and State Street
Bank and Trust Company.(gg)

9		—	Opinion of Counsel (filed with Rule 24F-2 Notice).

10		—	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for
the Registrant.*

11		—	None.

12		—	None.

13	(a)	—	Form of Distribution Plan relating to Class II Shares.*

13	(b)	—	Form of Distribution Plan relating to Class III Shares.*

14		—	Rule 18f-3 Plan, as revised.(w)

15	(a)	—	Code of Ethics of the Registrant and the Manager.(i)

15	(b)	—	Code of Ethics of the Distributor.*

16		—	Power of Attorney.(j)

*	Filed herewith.

(a)	Incorporated by reference to Exhibit 1 to the Registrant’s Registration Statement on Form N- 1A (the “Registration Statement”).

(b)	Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registration Statement.

(c)	Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement.

(d)	Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 10 to the Registration Statement.

(e)	Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 12 to the Registration Statement.

(f)	Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 16 to the Registration Statement (“Post-Effective Amendment No. 16”).

(g)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 11 to the Registration Statement (“Post-Effective Amendment No. 11”).

(h)	Incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the Registration Statement (“Post-Effective Amendment No. 4”).

(i)	Incorporated by reference to Exhibit (r) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006.

(j)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BlackRock Focus Twenty Fund, Inc. (File No. 33- 89775), filed on March 27, 2007.

(k)	Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement (“Post-Effective Amendment No. 24”).

(l)	Incorporated by reference to Exhibit 6(a) to Amendment No. 1 to Registrant’s Registration Statement (“Amendment No. 1”).

(m)	Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 2 to the Registration Statement.

(n)	Incorporated by reference to Exhibit 9(b) to Amendment No. 1.

(o)	Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 20 to the Registration Statement.

(p)	Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 21 to the Registration Statement.

(q)	Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 26 to the Registration Statement.

(r)	Incorporated by reference to Exhibit 1(j) to Post-Effective Amendment No. 26 to the Registration Statement.

(s)	Incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 27 to the Registration Statement.

(t)	Incorporated by reference to Exhibit 7 to Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust (File No. 811-09739), filed on January 30, 2002.

(u)	Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 28 to the Registration Statement.

(v)	Incorporated by reference to Exhibit 1(m) to Post-Effective Amendment No. 30 to the Registration Statement.

(w)	Incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 44 to the Registration Statement filed on November 20, 2003.

(x)	Incorporated by reference to Exhibit 1(o) to Post-Effective Amendment No. 35 to the Registration Statement.

(y)	Incorporated by reference to Exhibit 1(n) to Post-Effective Amendment No. 33 to the Registration Statement.

(z)	Incorporated by reference to Exhibit 1(p) to Post-Effective Amendment No. 38 to the Registration Statement.

(aa)	Incorporated by reference to Exhibit 1(q) to Post-Effective Amendment No. 38 to the Registration Statement.

(bb)	Incorporated by reference to Exhibit 1(r) to Post-Effective Amendment No. 38 to the Registration Statement.

(cc)	Incorporated by reference to Exhibit 1(s) to Post-Effective Amendment No. 39 to the Registration Statement.

(dd)	Incorporated by reference to Exhibit 1(t) to Post-Effective Amendment No. 39 to the Registration Statement.

(ee)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N1-A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.

(ff)	Incorporated by reference to Exhibits 1(u), 1(v) and 1(w) to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on November 20, 2003.

(gg)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 33-89775), filed on March 20, 2001.

(hh)	Incorporated by reference to Exhibits to Post-Effective Amendment No. 48 to the Registration Statement filed on April 23, 2007.

Item 24. Persons Controlled by or under Common Control with Registrant.

     Registrant does not control any other person. Except that substantially all of Registrant’s issued and outstanding shares are and will be held by Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Family Life Insurance Company for their Separate Accounts, the Registrant is not under common control with any other person.

Item 25. Indemnification.

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if; (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of Incorporation, Article VI of Registrant’s By-laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Article IV, Section 1 of the Registrant’s Bylaws provides:

     Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     Article IV, Section 2 of the Registrant’s Bylaws further provides:

     Section 2. Mandatory Indemnification.

     The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except with respect to any matter as to which such person shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which such person shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

     Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

     Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

     The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

     The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

     Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

     Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     Article IV, Section 4 of the Registrant’s Bylaws further provides:

     Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

     Article IV, Section 5 of the Registrant’s Bylaws further provides:

     Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act. The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

Item 26. Business and Other Connections of the Investment Adviser.

(a) BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801- 47710).

(b) BlackRock Investment Management, LLC (“BIM”), is a subsidiary of BlackRock, Inc. BIM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The information required by this Item 26 about officers and directors of BIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-56972).

(c) BlackRock Financial Management, Inc. (“BFM”) is an indirect wholly owned subsidiary of BlackRock, Inc. BFM currently offers investment advisory services to investment companies and institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 31 of officers and directors of BFM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

(d) BlackRock Institutional Management Corporation (“BIMC”) is an indirect wholly-owned subsidiary of BlackRock, Inc. BIMC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

(e) BlackRock International Limited (“BIL”) acts as sub-adviser for a number of affiliated registered investment companies advised by BlackRock Advisors, LLC. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of BIL is 40 Torpichen Street, Edinburgh, United Kingdom, EH3 8JB. The list required by this Item 26 about officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51807).

Item 27. Principal Underwriters.

(a) BlackRock Investments, LLC (“BI”) acts as the principal underwriter or the placement agent for each of the following open-end investment companies, including the Registrant:

BlackRock Balanced Capital Fund, Inc.	BlackRock Series, Inc.

BlackRock Basic Value Fund, Inc.	BlackRock Short-Term Bond Series, Inc.

BlackRock Bond Allocation Target Shares	BlackRock Utilities and Telecommunications Fund, Inc.

BlackRock Bond Fund, Inc.	BlackRock Value Opportunities Fund, Inc.

BlackRock California Municipal Series Trust	BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend Fund	BlackRock World Income Fund, Inc.

BlackRock EuroFund	CMA Government Securities Fund

BlackRock Financial Institutions Series Trust	CMA Money Fund

BlackRock Focus Growth Fund, Inc.	CMA Multi-State Municipal Series Trust

BlackRock Focus Value Fund, Inc.	CMA Tax-Exempt Fund

BlackRock Fundamental Growth Fund, Inc.	CMA Treasury Fund

BlackRock Funds	FDP Series, Inc.

BlackRock Funds II	Global Financial Services Master LLC

BlackRock Global Allocation Fund, Inc.	Managed Account Series

BlackRock Global Dynamic Equity Fund	Master Basic Value LLC

BlackRock Global Emerging Markets Fund, Inc.	Master Bond LLC

BlackRock Global Financial Services Fund, Inc.	Master Focus Growth LLC

BlackRock Global Growth Fund., Inc.	Master Government Securities LLC

BlackRock Global SmallCap Fund, Inc.	Master Institutional Money Market LLC

BlackRock Global Value Fund, Inc.	Master Large Cap Series LLC

BlackRock Healthcare Fund, Inc.	Master Money LLC

BlackRock Index Funds, Inc.	Master Tax-Exempt LLC

BlackRock International Value Trust	Master Treasury LLC

BlackRock Large Cap Series Funds, Inc.	Master Value Opportunities LLC

BlackRock Latin America Fund, Inc.	Merrill Lynch Funds for Institutions Series

BlackRock Liquidity Funds	Merrill Lynch Ready Assets Trust

BlackRock Master LLC	Merrill Lynch Retirement Series Trust

BlackRock Mid Cap Value Opportunities Series, Inc.	Merrill Lynch U.S.A. Government Reserves

BlackRock Multi-State Municipal Series Trust	Merrill Lynch U.S. Treasury Money Fund

BlackRock Municipal Bond Fund, Inc.	Quantitative Master Series LLC

BlackRock Municipal Series Trust	Short-Term Master LLC

BlackRock Natural Resources Trust	WCMA Government Securities Fund

BlackRock Pacific Fund, Inc.	WCMA Money Fund

BlackRock Principal Protected Trust	WCMA Tax-Exempt Fund

BlackRock Series Fund, Inc.	WCMA Treasury Fund

BI also acts as the principal underwriter for each of the following closed-end registered investment companies:

BlackRock Multi-Strategy Hedge Advantage	BlackRock Senior Floating Rate Fund II, Inc.

BlackRock Multi-Strategy Hedge Opportunities LLC	Master Senior Floating Rate LLC

BlackRock Senior Floating Rate Fund, Inc.

Position(s) and Office(s) Name	Position(s) and Office(s) with BI	Position(s) and Office(s) with Registrant

Laurence Fink	Chairman and Director	Director

Barbara Novick	Chief Executive Officer	None

John Moran	President and Managing Director	None

Anne Ackerley	Managing Director	Vice President

Donald Burke	Managing Director	President, Chief Executive Officer

Robert Connolly	General Counsel, Secretary and Managing Director	None

Paul Greenberg	Treasurer, Chief Financial Officer and Managing Director	None

Francis Porcelli	Managing Director	None

Steven Hurwitz	Chief Compliance Officer, Assistant Secretary and Director	None

John Blevins	Assistant Secretary and Director	None

Robert Kapito	Director	None

Daniel Waltcher	Director	None

     (c) Not applicable.

Item 28. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

     (a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

     (b) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 and FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to functions as former distributors).

     (c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

     (d) BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey, 08536 (records relating to its functions as sub-adviser).

     (e) BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as sub-adviser).

     (f) BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as sub-adviser).

     (g) BlackRock Investment Management International Ltd., 33 King William Street, London, EC4R 9AS, United Kingdom (records relating to its functions as former sub-adviser).

     (h) BlackRock Asset Management U.K. Limited, 33 King William Street, London EC4R 9AS, England (records relating to its functions as former sub-adviser).

     (i) BlackRock International Limited, 40 Torpichen Street, Edinburgh, United Kingdom, EH3 8JB (records relating to its functions as sub-adviser).

     (j) PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

     (k) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to functions as distributors).

     (l) State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540 (records relating to its functions as accounting agent).

Item 29. Management Services.

     Other than as set forth in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Company” and “Investment Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request, and without charge.

     The Company hereby undertakes to comply with the restrictions on indemnification set forth in Investment Company Act Release No. IC-11330, September 2, 1980.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 13th day of April, 2009.

BLACKROCK VARIABLE SERIES FUNDS, INC.
(Registrant)

By:	/s/ DONALD C. BURKE

(Donald C. Burke,
President and Chief Executive Officer)

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Donald C. Burke (Donald C. Burke)	President and Chief Executive Officer (Principal Executive Officer)	April 13, 2009

/s/ Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	April 13, 2009
(Neal J. Andrews)

James H. Bodurtha*	Director
(James H. Bodurtha)

Bruce R. Bond*	Director
(Bruce R. Bond)

Donald W. Burton*	Director
(Donald W. Burton)

Stuart E. Eizenstat*	Director
(Stuart E. Eizenstat)

Kenneth A. Froot*	Director
(Kenneth A. Froot)

Robert M. Hernandez*	Director
(Robert M. Hernandez)

John F. O’Brien*	Director
(John F. O’Brien)

Roberta Cooper Ramo*	Director
(Roberta Cooper Ramo)

Jean Margo Reid*	Director
(Jean Margo Reid)

David H. Walsh*	Director
(David H. Walsh)

Fred G. Weiss*	Director
(Fred G. Weiss)

Richard R. West*	Director
(Richard R. West)

Richard S. Davis*	Director
(Richard S. Davis)

Laurence D. Fink *	Director
(Laurence D. Fink)

Henry Gabbay*	Director
(Henry Gabbay)

*By: /s/ Donald C. Burke
(Donald C. Burke, Attorney-In-Fact)		April 13, 2009

BlackRock Cayman Global Allocation V.I. Fund I, Ltd. has duly caused this Registration Statement of BlackRock Variable Series Funds, Inc., with respect only to information that specifically relates to BlackRock Cayman Global Allocation V.I. Fund I, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 13th day of April, 2009.

BLACKROCK CAYMAN GLOBAL ALLOCATION V.I. FUND I, LTD.

By:	/s/ Richard S. Davis
Richard S. Davis
Director

This Registration Statement of BlackRock Variable Series Funds, Inc., with respect only to information that specifically relates to BlackRock Cayman Global Allocation V.I. Fund I, Ltd., has been signed below by the following persons in the capacities on the dates indicated:

SIGNATURE	TITLE	DATE
/s/ Richard S. Davis	Director, BlackRock Cayman Global Allocation V.I. Fund I, Ltd.	April 13, 2009
Richard S. Davis

/s/ Jean Margo Reid	Director, BlackRock Cayman Global Allocation V.I. Fund I, Ltd.	April 13, 2009
Jean Margo Reid

EXHIBIT INDEX

Exhibit Number			Description
(2)		—	Amended and Restated By-Laws of the Registrant.

4	(f)	—	Form of Subadvisory Agreement between the Manager and BlackRock International Limited.

5		—	Form of Distribution Agreement between the Registrant and BlackRock Investments, LLC (formerly, BlackRock Investments, Inc.).

10		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.

13	(a)	—	Form of Distribution Plan relating to Class II Shares.

13	(b)	—	Form of Distribution Plan relating to Class III Shares.

15	(b)	—	Code of Ethics of the Distributor.